THE FOLLOWING DOCUMENT IS SUBSTANTIALLY
THE SAME FOR THE HUTCHINSON PROPERTY AND
THE RIDGELAND PROPERTY WITH THE EXCEPTION
OF THE ORIGINAL MEDITRUST INVESTMENT IN
THE HUTCHINSON PROPERTY IS $9,600,000 AND
THE ORIGINAL MEDITRUST INVESTMENT IN THE
RIDGELAND PROPERTY IS $6,250,000.

EMERITUS



               FACILITY LEASE AGREEMENT

  MEDITRUST ACQUISITION CORPORATION I

                 (A Massachusetts
corporation)

                                      as
                                 Lessor


                                  AND

               EMERITUS PROPERTIES I, INC.

                    (A Washington
corporation)

                                      as
                                  Lessee




                     Dated as of March 15,
1996


                         For Premises
Located At
                       ________,
__________, _______

FACILITY LEASE AGREEMENT

     This FACILITY LEASE AGREEMENT
("Lease") is dated as of the 15 day of
March, 1996 and is between MEDITRUST
ACQUISITION CORPORATION I ("Lessor"), a
Massachusetts corporation having its
principal office at 197 First Avenue,
Needham Heights, Massachusetts 02194, and
EMERITUS PROPERTIES I, INC. ("Lessee"), a
Washington corporation, having its
principal office at c/o Emeritus
Corporation, 3131 Elliott Avenue, Suite
500, Seattle, Washington 98121-2162.

ARTICLE 1

LEASED PROPERTY; TERM; CONSTRUCTION;
EXTENSIONS

     1.1  LEASED PROPERTY.  Upon and
subject to the terms and conditions
hereinafter set forth, Lessor leases to
Lessee and Lessee rents and leases from
Lessor all of Lessor's rights and
interests in and to the following real and personal property (collectively, the
"Leased Property"):

          (a)  the real property described
in EXHIBIT A attached hereto (the "Land");

          (b)  all buildings, structures,
Fixtures (as hereinafter defined) and
other improvements of every kind
including, but not limited to, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines, and parking areas and roadways appurtenant to such buildings and structures presently or hereafter situated upon the Land
(collectively, the "Leased Improvements");

          (c)  all easements, rights and
appurtenances of every nature and
description now or hereafter relating to or benefitting any or all of the Land and the Leased Improvements;

          (d)  all equipment, machinery,
building fixtures, and other items of
property (whether realty, personalty or
mixed), including all components thereof, now or hereafter located in, on or used in connection with, and permanently affixed to or incorporated into the Leased
Improvements, including, without
limitation, all furnaces, boilers,
heaters, electrical equipment, heating,
plumbing, lighting, ventilating,
refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, and built-in oxygen and vacuum systems, all of which, to the greatest extent permitted by law, are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto, but specifically excluding all items included within the category of Tangible Personal Property (as hereinafter defined) which are not permanently affixed to or incorporated in the Leased Property (collectively, the
"Fixtures"); and

     The Leased Property is leased in its
present condition, AS IS, without
representation or warranty of any kind,
express or implied, by Lessor and subject to: (i) the rights of parties in possession; (ii) the existing state of title including all covenants, conditions,
Liens (as hereinafter defined) and other matters of record (including, without limitation, the matters set forth in EXHIBIT B); (iii) all applicable laws and
(iv) all matters, whether or not of a
similar nature, which would be disclosed by an inspection of the Leased Property or by an accurate survey thereof.

     1.2  TERM.  The term of this Lease
shall consist of:  the "Initial Term",
which shall commence on [March 15, 1996]
(the "Commencement Date") and end on March
31, 2009 (the "Expiration Date");
provided, however, that this Lease may be sooner terminated as hereinafter provided.
In addition, Lessee shall have the
option(s) to extend the Term (as
hereinafter defined) as provided for in
Section 1.3.

     1.3  EXTENDED TERMS.  Provided that
this Lease has not been previously
terminated, and as long as there exists no Lease Default (as hereinafter defined) at the time of exercise and on the last day of the Initial Term or the then current
Extended Term (as hereinafter defined), as the case may be, Lessee is hereby granted the option to extend the Initial Term of this Lease for four (4) additional periods
(collectively, the "Extended Terms") as
follows:  four (4) successive five (5)
year periods for a maximum Term, if all
such options are exercised, which ends on March 31, 2029. Lessee's extension option rights shall be exercised by Lessee by giving written notice to Lessor of each such extension at least one hundred eighty
(180) days, but not more than three
hundred sixty (360) days, prior to the
termination of the Initial Term or the
then current Extended Term, as the case
may be.  Lessee shall have no right to
rescind any such notice once given.
Lessee may not exercise its option for
more than one Extended Term at a time.
During each effective Extended Term, all of the terms and conditions of this Lease shall continue in full force and effect, except that the Base Rent (as hereinafter defined) for each such Extended Term shall be adjusted as set forth in Section
3.1(a).

     Notwithstanding anything to the
contrary set forth herein, Lessee's rights to exercise the options granted in this
Section 1.3 are subject to the further
condition that concurrently with the
exercise of any extension option
hereunder, Lessee shall have exercised its option to extend the terms of all of the Related Leases in accordance with the provisions of the Agreement Regarding
Related Transactions and the provisions of
Section 1.3 of each of the Related Leases.

ARTICLE 2

DEFINITIONS AND RULES OF CONSTRUCTION

     2.1  DEFINITIONS.  For all purposes
of this Lease and the other Lease
Documents (as hereinafter defined), except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular and (ii) all references in this Lease or any of the other Lease Documents to designated "Articles", "Sections" and other subdivisions are to the designated
Articles, Sections and other subdivisions of this Lease or the other applicable
Lease Document.

     ACCOUNTS: As defined in the UCC.

     ACCREDITATION BODY:  Any person,
including any Person having or claiming
jurisdiction over the accreditation,
certification, evaluation or operation of the Facility.

     ADDED VALUE PERCENTAGE:  The
proportion of the Fair Market Added Value of Capital Additions paid for or financed by Lessee to the Fair Market Value of the entire Leased Property, expressed as a percentage.

     ADDITIONAL CHARGES:  As defined in
Article 3.

     ADDITIONAL LAND:  As defined in
Section 9.3.

     ADDITIONAL RENT:  As defined in
Article 3.

     ADDITIONAL RENT COMMENCEMENT DATE:
As defined in Article 3.

     AFFILIATE:  With respect to any
Person (i) any other Person which,
directly or indirectly, controls or is
controlled by or is under common control with such Person, (ii) any other Person that owns, beneficially, directly or indirectly, five percent (5%) or more of the outstanding capital stock, shares or equity interests of such Person or (iii) any officer, director, employee, general partner or trustee of such Person, or any other Person controlling, controlled by, or under common control with, such Person
(excluding trustees and Persons serving in a fiduciary or similar capacity who are not otherwise an Affiliate of such Person). For the purposes of this definition, "control" (including the correlative meanings of the terms
"controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, partnership interests or other equity interests provided, however, that, (a) for purposes of determining a Related Party Default, the percentage of outstanding capital stock, shares or equity interests referenced in
(ii) above shall be fifty percent (50%)
and (b) any Person who is an Affiliate by virtue of the ownership thereof by Daniel R. Baty or his status therein as an officer or director shall not be deemed an Affiliate for purposes of determining a Related
Party Default.

     AFFILIATED PARTY SUBORDINATION
AGREEMENT:  That certain Affiliated Party
Subordination Agreement of even date by
and among Lessee, the Guarantor, various
Affiliates of Lessee and various
Affiliates of Lessor.

     AGREEMENT REGARDING RELATED
TRANSACTIONS (ACQUISITION):  The Fourth
Amended and Restated Agreement Regarding
Related Transactions (Acquisition) of even date, as amended from time to time, between Lessee, Lessor and any Related
Party that is party to any Related Lease or Related Party Agreement. Lessor and
Lessee anticipate that the Agreement
Regarding Related Transactions will be
amended from time to time to include
Affiliates of Lessor and Lessee as parties thereto in connection with future transactions and acknowledge and agree that for all purposes under this Lease
Agreement such amendments shall be deemed to be included in this definition.

     ANNUAL FACILITY UPGRADE EXPENDITURE:
An aggregate annual amount equal to the
product of TWO HUNDRED DOLLARS ($200) (as increased as of the first day of each Lease Year in which the Annual Facility
Upgrade Expenditure is to be made by an
amount equal to the product of the CPI
Increase multiplied by TWO HUNDRED DOLLARS
($200)) times the number of units in the Facility, such amount to be spent on Upgrade Renovations. The term "CPI
Increase" means a fraction, the numerator of which is the Price Index in effect as of the first day of the Lease Year in which the Annual Facility Upgrade
Expenditure is to be made and the
denominator of which is the Price Index in effect as of the date hereof. The term
"Price Index" means the Consumer Price
Index for Urban Wage Earners and Clerical
Workers, All Items-Series A (1982-84=100), published by the Bureau of Labor
Statistics, U.S. Department of Labor. If the Bureau of Labor Statistics should cease to publish such Price Index in its present form and calculated on the present basis, then the most similar index published by the same Bureau shall be used for the same purpose. If there is no such similar index, a substitute index which is then generally recognized as being similar to such Price Index, such substitute index to be reasonably selected by Lessor.

     APPURTENANT AGREEMENTS:
Collectively, all instruments, documents and other agreements that now or hereafter create any utility, access or other rights or appurtenances benefiting or relating to the Leased Property.

     AWARD:  All compensation, sums or
anything of value awarded, paid or
received on a total or partial
Condemnation.

     BASE GROSS REVENUES:  The annualized
Gross Revenues of the Facility for the
period from and including [___________]
and including [___________], initially as shown by Lessee's certified Consolidated
Financial Statements and as later verified by Lessee's Consolidated Financial
Statements.

     BASE RENT:  As defined in Section
3.1.

     BUSINESS DAY:  Any day which is not a
Saturday or Sunday or a public holiday
under the laws of the United States of
America, the Commonwealth of
Massachusetts, the State or the state in which Lessor's depository bank is located.

     CAPITAL ADDITIONS:  Collectively, all
new buildings and additional structures
annexed to any portion of any of the
Leased Improvements and material
expansions of any of the Leased
Improvements which are constructed on any portion of the Land during the Term, including, without limitation, the construction of a new wing or new story, the renovation of any of the Leased
Improvements on the Leased Property and
any expansion, construction, renovation or conversion in connection therewith (a) in order to provide a functionally new facility that is needed or used to provide services not previously offered or (b) in order to (i) increase the bed capacity of a Facility, (ii) change the purpose for which such beds are utilized and/or (iii) change the utilization of any material portion of any of the Leased Improvements provided that for the purposes of Article
9 hereof the Project shall not be treated as a Capital Addition.

     CAPITAL ADDITION COST:  The cost of
any Capital Addition made by Lessee
whether paid for by Lessee or Lessor.
Such cost shall include all costs and
expenses of every nature whatsoever
incurred directly or indirectly in
connection with the development,
permitting, construction and financing of a Capital Addition as reasonably determined by, or to the reasonable satisfaction of, Lessor.

     CASH COLLATERAL:  As defined in the
Deposit Pledge Agreement.

     CASH FLOW:  The Consolidated Net
Income (or Consolidated Net Loss) before federal and state income taxes for any period plus (i) the amount of the provision for depreciation and amortization actually deducted on the books of the applicable Person for the purposes of computing such Consolidated
Net Income (or Consolidated Net Loss) for the period involved, plus (ii) Rent and interest on all other Indebtedness which is fully subordinated to the Lease
Obligations, plus (iii) any indebtedness which is fully subordinated to the Lease
Obligations pursuant to the Affiliated
Party Subordination Agreement or the
Management Subordination Agreement.

     CASUALTY:  As defined in Section
13.1.

     CHATTEL PAPER:  As defined in the
UCC.

     CLOSING:  As defined in Section
18.3.6.

     CODE:  The Internal Revenue Code of
1986, as amended.

     COLLATERAL:  All of the property in
which security interests are granted to
Lessor and the other Meditrust Entities
pursuant to the Lease Documents and the
Related Party Agreements to secure the
Lease Obligations, including, without
limitation, the Cash Collateral.

     COMPETITIVE ACTIVITY:  As defined in
Section 11.5.

     COMPLETION DATE:  As defined in the
Leasehold Improvement Agreement.

     COMPLETION OF THE PROJECT:  As
defined in the Leasehold Improvement
Agreement.

     CONDEMNATION:  With respect to the
Leased Property or any interest therein or right accruing thereto or use thereof (i) the exercise of any governmental authority, whether by legal proceedings or otherwise, by a Condemnor or (ii) a voluntary sale or transfer by Lessor to any Condemnor, either under threat of Condemnation or Taking or while legal proceedings for Condemnation or Taking are pending.

     CONDEMNOR:  Any public or quasi-
public authority, or private corporation or individual, having the power of condemnation.

     CONSOLIDATED:  The consolidated
accounts of the relevant Person and its
Subsidiaries consolidated in accordance
with GAAP.

     CONSOLIDATED FINANCIALS:  For any
fiscal year or other accounting period for any Person and its consolidated
Subsidiaries, statements of earnings and retained earnings and of changes in financial position for such period and for the period from the beginning of the respective fiscal year to the end of such period and the related balance sheet as at the end of such period, together with the notes thereto, all in reasonable detail and setting forth in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, and prepared in accordance with GAAP, and disclosing all liabilities of such Person and its consolidated
Subsidiaries, including, without
limitation, contingent liabilities.

     CONSULTANTS:  Collectively, the
architects, engineers, inspectors,
surveyors and other consultants that are engaged from time to time by Lessor to perform services for Lessor in connection with this Lease.

     CONTRACTS:  All agreements
(including, without limitation, Provider
Agreements, to the extent applicable, and any Residency Agreement), contracts
(including without limitation,
construction contracts, subcontracts, and architects' contracts), contract rights, warranties and representations, franchises, and records and books of account benefiting, relating to or affecting the Leased Property or the ownership, construction, development, maintenance, management, repair, use, occupancy, possession, or operation thereof, or the operation of any programs or services in conjunction with the Facility and all renewals, replacement and substitutions therefor, now or hereafter issued to any member of the Leasing Group by, or entered into by any member of the Leasing Group with, any Governmental
Authority, Accreditation Body or Third
Party Payor or maintained or used by any member of the Leasing Group or entered into by any member of the Leasing Group with any third Person.

     CURRENT ASSETS:  All assets of any
Person which would, in accordance with
GAAP, be classified as current assets.

     CURRENT LIABILITIES:  All liabilities
of any Person which would, in accordance with GAAP, be classified as current liabilities.

     DATE OF TAKING:  The date the
Condemnor has the right to possession of the property being condemned.

     DEBT COVERAGE RATIO:  The ratio of
(i) Cash Flow for each applicable period to (ii) the total of all Rent (excluding
Additional Rent due under this Lease) paid or payable during such period or accrued for such period.

     DECLARATION:  As defined in Article
23.

     DEED:  As defined in Section 18.3.

     DEPOSIT:  As defined in Section 18.3.

     DEPOSIT PLEDGE AGREEMENT:  The pledge
and security agreement so captioned and
dated as of even date herewith between
Lessee and Lessor.

     DOCUMENTS:  As defined in the UCC.

     ENCUMBRANCE:  As defined in Section
20.3.

     ENVIRONMENTAL INDEMNITY AGREEMENT:
The Environmental Indemnity Agreement of even date herewith by and among Lessee the Guarantor and Lessor.

     ENVIRONMENTAL LAWS:  As defined in
the Environmental Indemnity Agreement.

     ERISA:  The Employment Retirement
Income Security Act of 1974, as amended.

     EVENT OF DEFAULT:  As defined in
Article 16.

     EXCESS GROSS REVENUES:  Gross
Revenues less Base Gross Revenues.

     EXPIRATION DATE:  As defined in
Section 1.2.

     EXTENDED TERMS:  As defined in
Section 1.4.

     FACILITY:  The 90 unit, 110 bed,
fully licensed assisted living facility
known as American House Sarasota on the
Land (together with related parking and
other amenities), together with (after the Completion Date) the fully licensed assisted living facility addition (the assisted living facility addition is defined as the Project under the Leasehold
Improvement Agreement) to be constructed on the Land (together with related parking and other amenities).

     FAILURE TO OPERATE:  As defined in
Article 16.

     FAILURE TO PERFORM:  As defined
Article 16.

     FAIR MARKET ADDED VALUE:  The Fair
Market Value of the Leased Property
(including all Capital Additions) minus
the Fair Market Value of the Leased
Property determined as if no Capital
Additions paid for by Lessee had been
constructed.

     FAIR MARKET VALUE OF THE CAPITAL
ADDITION:  The amount by which the Fair
Market Value of the Leased Property upon the completion of a particular Capital
Addition exceeds the Fair Market Value of the Leased Property just prior to the construction of the particular Capital
Addition.

     FAIR MARKET VALUE OF THE LEASED
PROPERTY:  The fair market value of the
Leased Property, including all Capital
Additions, and including the Land and all other portions of the Leased Property, and
(a) assuming the same is unencumbered by this Lease, (b) determined in accordance with the appraisal procedures set forth in
Section 18.2 or in such other manner as
shall be mutually acceptable to Lessor and Lessee and (c) not taking into account any reduction in value resulting from any Lien to which the Leased Property is subject and which Lien Lessee or Lessor is otherwise required to remove at or prior to closing of the transaction. However, the positive or negative effect on the value of the Leased Property attributable to the interest rate, amortization schedule, maturity date, prepayment provisions and other terms and conditions of any Lien on the Leased Property which is not so required or agreed to be removed shall be taken into account in determining the Fair
Market Value of the Leased Property.  The
Fair Market Value shall be determined as the overall value based on due consideration of the "income" approach, the "comparable sales" approach, and the "replacement cost" approach.

     FEE MORTGAGE:  As defined in Section
20.3.

     FEE MORTGAGEE:  As defined in Section
20.3.

     FINANCING PARTY:  Any Person who is
or may be participating with Lessor in any way in connection with the financing of any Capital Addition.

     FINANCING STATEMENTS:  Uniform
Commercial Code financing statements
evidencing the security interests granted to Lessor in connection with the Lease
Documents.

     FISCAL QUARTER:  Each of the three
(3) month periods commencing on January
1st, April 1st, July 1st and October 1st.

     FISCAL YEAR:  The twelve (12) month
period from January 1st to December 31st.

     FIXTURES:  As defined in Article 1.

     GAAP:  Generally accepted accounting
principles, consistently applied
throughout the relevant period.

     GENERAL INTANGIBLES:  As defined in
the UCC.

     GOVERNMENTAL AUTHORITIES:
Collectively, all agencies, authorities, bodies, boards, commissions, courts, instrumentalities, legislatures, and offices of any nature whatsoever of any government, quasi-government unit or political subdivision, whether with a federal, state, county, district, municipal, city or otherwise and whether now or hereinafter in existence.

     GROSS REVENUES:  Collectively, all
revenues generated by reason of the
operation of the Leased Property
(including any Capital Additions),
directly or indirectly received or to be received by Lessee or any Affiliate of Lessee, including, without limitation, all resident revenues received or receivable for the use of, or otherwise by reason of, all rooms, units and other facilities provided, meals served, services performed, space or facilities subleased or goods sold on or from the Leased
Property and further including, without
limitation, except as otherwise
specifically provided below, any
consideration received under any
subletting, licensing, or other
arrangements with any Person relating to the possession or use of the Leased Property and all revenues from all ancillary services provided at or relating to the Leased Property; provided, however, that Gross Revenues shall not include non-operating revenues such as interest income or gain from the sale of assets not sold in the ordinary course of business; and provided, further, that there shall be excluded or deducted (as the case may be) from such revenues:

       (i)  all applicable contractual
     allowances (relating to any period
     during the Term of this Lease and
     thereafter until the Rent hereunder
     is paid in full), if any, for
     billings not paid by or received from
     the appropriate Governmental Agencies
     or Third Party Payors,

      (ii)  all applicable allowances
     according to GAAP for uncollectible
     accounts,

     (iii)  all proper resident billing
     credits and adjustments according to
     GAAP, if any, relating to health care
     accounting,

      (iv)  federal, state or local sales,
     use, gross receipts and excise taxes
     and any tax based upon or measured by
     said Gross Revenues which is added to
     or made a part of the amount billed
     to the resident or other recipient of
     such services or goods, whether
     included in the billing or stated
     separately,

       (v)  provider discounts for
     hospital or other medical facility
     utilization contracts, if any,

      (vi)  the cost, if any, of any
     federal, state or local governmental
     program imposed specially to provide
     or finance indigent resident care
     (other than Medicare, Medicaid and
     the like),

        (vii)  deposits refundable to
residents of the Facility, and

       (viii)  payments received on behalf
     of, and paid to, Persons who are not
     Affiliates of Lessee.

    To the extent that the Leased Property
is subleased or occupied by an Affiliate of Lessee, Gross Revenues calculated for all purposes of this Lease (including, without limitation, the determination of the Additional Rent payable under this Lease) shall include the Gross Revenues of such Sublessee with respect to the premises demised under the applicable
Sublease (i.e., the Gross Revenues
generated from the operations conducted on such subleased portion of the Leased
Property) and the rent received or
receivable from such Sublessee pursuant to such Subleases shall be excluded from Gross Revenues for all such purposes. As to any Sublease between Lessee and a non-
Affiliate of Lessee, only the rental
actually received by Lessee from such non-
Affiliate shall be included in Gross
Revenues.

    GROUP TWO ACQUISITION FACILITIES:  As
defined in the Agreement Regarding Related
Transactions.

    GUARANTOR:  Emeritus Corporation, a
Washington corporation, and its successors and assigns.

    GUARANTY OF LEASE OBLIGATIONS:  The
Guaranty of Lease Obligations of even date executed by Guarantor in favor of Lessor, relating to the Lease Obligations.

    HAZARDOUS SUBSTANCES:  As defined in
the Environmental Indemnity Agreement.

    IMPOSITIONS:  Collectively, all taxes
(including, without limitation, all
capital stock and franchise taxes of
Lessor, all ad valorem, property, sales
and use, single business, gross receipts, transaction privilege, rent or similar taxes), assessments (including, without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term), ground rents, water and sewer rents, water charges or other rents and charges, excises, tax levies, fees
(including, without limitation, license, permit, inspection, authorization and similar fees), transfer taxes and recordation taxes imposed as a result of this Lease or any extensions hereof, and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of either or both of the Leased Property and the Rent (including all interest and penalties thereon due to any failure in payment by Lessee), which at any time prior to, during or in respect of the Term hereof and thereafter until the Leased
Property is surrendered to Lessor as
required by the terms of this Lease, may be assessed or imposed on or in respect of or be a Lien upon (a) Lessor or Lessor's interest in the Leased Property, (b) the Leased Property or any rent therefrom or any estate, right, title or interest therein, or (c) any occupancy, operation, use or possession of, sales from, or activity conducted on, or in connection with, the Leased Property or the leasing or use of the Leased Property.
Notwithstanding the foregoing, nothing
contained in this Lease shall be construed to require Lessee to pay (1) any tax based on net income (whether denominated as a franchise or capital stock or other tax) imposed on Lessor or any other Person, except Lessee or its successors, (2) any net revenue tax of Lessor or any other
Person, except Lessee and its successors,
(3) any tax imposed with respect to the
sale, exchange or other disposition by
Lessor of the Leased Property or the
proceeds thereof, or (4) except as
expressly provided elsewhere in this
Lease, any principal or interest on any
Encumbrance on the Leased Property;
provided, however, the provisos set forth in clauses (1) and (2) of this sentence shall not be applicable to the extent that any real or personal property tax, assessment, tax levy or charge which Lessee is obligated to pay pursuant to the first sentence of this definition and which is in effect at any time during the Term hereof is totally or partially repealed, and a tax, assessment, tax levy or charge set forth in clause (1) or (2) is levied, assessed or imposed expressly in lieu thereof. In computing the amount of any franchise tax or capital stock tax which may be or become an Imposition, the amount payable by Lessee shall be equitably apportioned based upon all properties owned by Lessor that are located within the particular jurisdiction subject to any such tax.

    INDEBTEDNESS:  The total of all
obligations of a Person, whether current or long-term, which in accordance with GAAP would be included as liabilities upon such Person's balance sheet at the date as of which Indebtedness is to be determined, and shall also include (i) all capital lease obligations and (ii) all guarantees, endorsements (other than for collection of instruments in the ordinary course of business), or other arrangements whereby responsibility is assumed for the obligations of others, whether by agreement to purchase or otherwise acquire the obligations of others, including any agreement contingent or otherwise to furnish funds through the purchase of goods, supplies or services for the purpose of payment of the obligations of others.

    INDEMNIFIED PARTIES:  As defined in
Section 12.2.2.

    INDEX:  The rate of interest of
actively traded marketable United States
Treasury Securities bearing a fixed rate of interest adjusted for a constant maturity of ten (10) years as calculated by the Federal Reserve Board.

    INITIAL TERM:  As defined in Section
1.2.

    INSTRUMENTS:  As defined in the UCC.

    INSURANCE REQUIREMENTS:  All terms of
any insurance policy required by this
Lease, all requirements of the issuer of any such policy with respect to the Leased
Property and the activities conducted
thereon and the requirements of any
insurance board, association or
organization or underwriters' regulations pertaining to the Leased Property.

    LAND:  As defined in Article 1.

    LEASE:  As defined in the preamble of
this Lease.

    LEASE DEFAULT:  The occurrence of any
default or breach of condition continuing beyond any applicable notice and/or grace periods under this Lease and/or any of the other Lease Documents.

    LEASE DOCUMENTS:  Collectively, this
Lease, the Guaranty of Lease Obligations, the Agreement Regarding Related
Transactions, the Leasehold Improvement
Agreement, the Security Agreement, the
Deposit Pledge Agreement, the Negative
Pledge Agreement, the Permits Assignment, the Financing Statements, the Affiliated
Party Subordination Agreement, the
Environmental Indemnity Agreement, and any and all other instruments, documents, certificates or agreements executed or furnished by any member of the Leasing
Group in connection with the transactions evidenced by the Lease and/or any of the foregoing documents.

    LEASE OBLIGATIONS:  Collectively, all
indebtedness, covenants, liabilities,
obligations, agreements and undertakings
(other than Lessor's obligations) under
this Lease and the other Lease Documents.

    LEASE YEAR:  A twelve month period
ending on March 31st of each year;
provided, that the first Lease Year shall begin on the Commencement Date and shall end on March 31, 1997.

    LEASED IMPROVEMENTS:  As defined in
Article 1.

    LEASED PROPERTY:  As defined in
Article 1.

    LEASEHOLD IMPROVEMENT AGREEMENT:  The
Leasehold Improvement Agreement of even
date by and between Lessee and Lessor.

    LEASING GROUP:  Collectively, Lessee,
the Guarantor, the General Partner, any
Sublessee which is an Affiliate of Lessee and any Manager which is an Affiliate of Lessee.

    LEGAL REQUIREMENTS:   Collectively,
all statutes, ordinances, by-laws, codes, rules, regulations, restrictions, orders, judgments, decrees and injunctions
(including, without limitation, all
applicable building, health code, zoning, subdivision, and other land use and assisted living licensing statutes, ordinances, by-laws, codes, rules and regulations), whether now or hereafter enacted, promulgated or issued by any Governmental Authority, Accreditation Body or Third Party Payor affecting Lessor, any member of the Leasing Group or the Leased
Property or the ownership, construction, development, maintenance, management, repair, use, occupancy, possession or operation thereof or the operation of any programs or services in connection with the Leased Property, including, without limitation, any of the foregoing which may
(i) require repairs, modifications or
alterations in or to the Leased Property,
(ii) in any way affect (adversely or
otherwise) the use and enjoyment of the
Leased Property or (iii) require the
assessment, monitoring, clean-up,
containment, removal, remediation or other treatment of any Hazardous Substances on, under or from the Leased Property.
Without limiting the foregoing, the term
Legal Requirements includes all
Environmental Laws and shall also include all Permits and Contracts issued or entered into by any

Governmental Authority, any Accreditation
Body and/or any Third Party Payor and all Permitted Encumbrances.

    LESSEE:  As defined in the preamble of
this Lease and its successors and assigns.

    LESSEE'S ELECTION NOTICE:  As defined
in Section 14.3.

    LESSEE'S PURCHASE OPTION NOTICE:  As
defined in Section 18.3.

    LESSOR:  As defined in the preamble of
this Lease and its successors and assigns.

    LIEN:  With respect to any real or
personal property, any mortgage, easement, restriction, lien, pledge, collateral assignment, hypothecation, charge, security interest, title retention agreement, levy, execution, seizure, attachment, garnishment or other encumbrance of any kind in respect of such property, whether or not inchoate, vested or perfected.

    LIMITED PARTIES:  As defined in
Section 11.5.4; provided, however, in no event shall the term Limited Parties include any Person in its capacity as a shareholder of a public entity, unless such shareholder is a member of the Leasing Group or an Affiliate thereof.

    MANAGED CARE PLANS:  All health
maintenance organizations, preferred
provider organizations, individual
practice associations, competitive medical plans, and similar arrangements.

    MANAGEMENT AGREEMENT:  Any agreement,
whether written or oral, between Lessee or any Sublessee and any other Person pursuant to which Lessee or such Sublessee provides any payment, fee or other consideration to any other Person to operate or manage the Facility.

    MANAGEMENT SUBORDINATION AGREEMENT:
The Management Subordination Agreement as of even date herewith between Lessee and Lessor.

    MANAGER:  Any Person who has entered
into a Management Agreement with Lessee or any Sublessee.

    MATERIAL STRUCTURAL WORK:  Any (i)
structural alteration, (ii) structural
repair or (iii) structural renovation to the Leased Property, which would customarily require or which require the design and/or involvement of a structural engineer or architect or which would require the issuance of a Permit.

    MEDICAID:  The medical assistance
program established by Title XIX of the
Social Security Act (42 USC 1396 et seq.)
and any statute succeeding thereto.

    MEDICARE:  The health insurance
program for the aged and disabled
established by Title XVIII of the Social
Security Act (42 USC 1395 et seq.) and any statute succeeding thereto.

    MEDITRUST:  As defined in Article 23.

    MEDITRUST/EMERITUS TRANSACTION
AFFILIATE:  An Affiliate of Lessee, the
business and activities of which are
limited to those subject to
Meditrust/Emeritus Transaction Documents
(other than the Affiliated Party
Subordination Agreement, the Agreement
Regarding Related Transactions and
comparable agreement now or hereafter in effect among Affiliates of Lessee and of Lessor) to which such Affiliate is a party.

    MEDITRUST/EMERITUS TRANSACTION
DOCUMENTS:  As defined in the Agreement
Regarding Related Transactions.

    MEDITRUST ENTITIES:  Collectively,
Meditrust, Lessor and any other Affiliate of Lessor which may now or hereafter be a party to any Related Party Agreement.

    MEDITRUST INVESTMENT:  The sum of (i)
the Original Meditrust Investment plus
(ii) the aggregate amount of all
Subsequent Investments plus (iii) so much of the Project Funds as Lessor has expended from time to time less the sum of any Net Award Amounts and/or Net Proceeds
Amounts.

    MONTHLY DEPOSIT DATE:  As defined in
Section 4.6.

    NEGATIVE PLEDGE AGREEMENT:  The Group
Two Negative Pledge Agreement
(Acquisition) of even date by and between Guarantor, Lessee and Lessor.

    NET AWARD AMOUNT:  As defined in
Section 3.7.

    NET INCOME (OR NET LOSS):  The net
income (or net loss, expressed as a
negative number) of a Person for any
period, after all taxes actually paid or accrued and all expenses and other charges determined in accordance with GAAP.

    NET PROCEEDS AMOUNT:  As defined in
Section 3.7.

    NET WORTH:  An amount determined in
accordance with GAAP equal to the total
assets of any Person, minus the total
liabilities of such Person.

    OBLIGATIONS:  Collectively, the Lease
Obligations and the Related Party
Obligations.

    OFFICER'S CERTIFICATE:  A certificate
of Lessee signed on behalf of Lessee by
the Chairman of the Board of Directors,
the President, any Vice President or the Treasurer of Lessee, or another officer authorized to so sign by the Board of Directors or By-Laws of Lessee, or any other Person whose power and authority to act has been authorized by delegation in writing by any of the Persons holding the foregoing offices.

    ORIGINAL MEDITRUST INVESTMENT:  The
sum of SIX MILLION TWO HUNDRED FIFTY
THOUSAND DOLLARS ($6,250,000).

    OTHER PERMITTED USES:  To the extent
permitted under applicable Legal
Requirements and under Insurance
Requirements, and so long as the same do not detract in any material manner from the Primary Intended Use and do not occupy more than ten percent (10%) of the useable floor area of the building comprising the Facility, such uses as Lessee reasonably determines are appropriate and incidental to the Primary Permitted Use.

    OVERDUE RATE:  On any date, a rate of
interest per annum equal to the greater
of: (i) a variable rate of interest per annum equal to one hundred twenty percent
(120%) of the Prime Rate, or (ii) eighteen percent (18%) per annum; provided, however, in no event shall the Overdue
Rate be greater than the maximum rate then permitted under applicable law to be charged by Lessor.

    PBGC:  Pension Benefit Guaranty
Corporation.

    PERMITS:  Collectively, all permits,
licenses, approvals, qualifications,
rights, variances, permissive uses,
accreditation, certificates,
certifications, consents, agreements,
contracts, contract rights, franchises,
interim licenses, permits and other
authorizations of every nature whatsoever required by, or issued under, applicable
Legal Requirements relating or affecting the Leased Property or the construction, development, maintenance, management, use or operation thereof, or the operation of any programs or services in conjunction with the Facility and all renewals, replacements and substitutions therefor, now or hereafter required or issued by any Governmental Authority, Accreditation Body or Third Party Payor to any member of the Leasing Group, or maintained or used by any member of the Leasing Group, or entered into by any member of the Leasing
Group with any third Person with respect to the Leased Property.

    PERMITS ASSIGNMENT:  The Collateral
Assignment of Permits, Licenses and
Contracts of even date granted by Lessee to Lessor.

    PERMITTED ENCUMBRANCES:  As defined in
Section 10.1.18.

    PERMITTED PRIOR SECURITY INTERESTS:
As defined in Section 6.1.2.

    PERSON:  Any individual, corporation,
general partnership, limited partnership, joint venture, stock company or association, company, bank, trust, trust company, land trust, business trust, unincorporated organization, unincorporated association, Governmental
Authority or other entity of any kind or nature.

    PLANS AND SPECIFICATIONS:  As defined
in Section 13.1.3.

    PRIMARY INTENDED USE:  The use of the
Facility as an assisted living facility
with ninety (90) units, one hundred-ten
(110) beds prior to the Completion Date, and additional units and beds after the Completion Date consisting of (i) an existing facility with ninety (90) units one hundred-ten (110) beds; and (ii) an assisted living addition as provided in the Leasehold Improvement Agreement; or such additional number of units or beds as may hereafter be permitted under this Lease, and such ancillary uses as are permitted by law and may be necessary in connection therewith or incidental thereto.

    PRIME RATE:  The variable rate of
interest per annum from time to time
announced by the Reference Bank as its
prime rate of interest and in the event
that the Reference Bank no longer
announces a prime rate of interest, then the Prime Rate shall be deemed to be the variable rate of interest per annum which is the prime rate of interest or base rate of interest from time to time announced by any other major bank or other financial institution reasonably selected by Lessor.

    PRINCIPAL PLACE OF BUSINESS:  As
defined in Section 10.1.28.

    PROCEEDS:  As defined in the UCC.

    PROJECT:  As defined in the Leasehold
Improvement Agreement.

    PROJECT FUNDS:  As defined in the
Leasehold Improvement Agreement.

    PROVIDER AGREEMENTS:  All
participation, provider and reimbursement agreements or arrangements, if any, now or hereafter in effect for the benefit of Lessee or any Sublessee in connection with the operation of the Facility relating to any right of payment or other claim arising out of or in connection with Lessee's or such Sublessee's participation in any Third Party Payor Program.

    PURCHASE OPTION:  As defined in
Section 18.3.

    PURCHASE OPTION DATE:  As defined in
Section 18.3.

    PURCHASE OPTION PURCHASE PRICE:  As
defined in Section 18.3.

    PURCHASER:  As defined in Section
11.5.

    RECEIVABLES:  Collectively, (i) all
rights to payment for goods sold or leased or services rendered by Lessee or any other party, whether now in existence or arising from time to time hereafter and whether or not yet earned by performance, including, without limitation, obligations evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness, including
Accounts and Proceeds, and (ii) a license to use such Instruments, Documents,
Accounts, Proceeds, General Intangibles
and Chattel Paper as are reasonably
required for purposes of exercising the
rights set forth in (i) above.

    REFERENCE BANK:  Fleet Bank of
Connecticut, N.A.

    RELATED LEASES:  The Group Two
Acquisition Facility Leases (as defined in the Agreement Regarding Related
Transactions), together with such other
new leases identified from time to time in the Agreement Regarding Related
Transactions.

    RELATED PARTIES:  Collectively, each
Person that may now or hereafter be a
party to any Related Party Agreement other than the Meditrust Entities.

    RELATED PARTY AGREEMENT:  Any
agreement, document or instrument now or hereafter evidencing or securing any
Related Party Obligation, including,
without limitation, the Related Leases.

    RELATED PARTY DEFAULT:  The occurrence
of a default or breach of condition
continuing beyond the expiration of any
applicable notice and grace periods, if
any, under the terms of any Related Party
Agreement.

    RELATED PARTY OBLIGATIONS:
Collectively, all indebtedness, covenants, liabilities, obligations, agreements and undertakings due to, or made for the benefit of, Lessor or any of the other
Meditrust Entities by Lessee or any other member of the Leasing Group or any of their respective Affiliates in connection with any of the properties described in EXHIBIT E to the Agreement Regarding
Related Transactions, as the same may be modified and amended from time to time;
whether such indebtedness, covenants,
liabilities, obligations, agreements
and/or undertakings are direct or
indirect, absolute or contingent,
liquidated or unliquidated, due or to
become due, joint, several or joint and
several, primary or secondary, now
existing or hereafter arising.

    RENT:  Collectively, the Base Rent,
Additional Rent, the Additional Charges
and all other sums payable under this
Lease and the other Lease Documents.

    RENT ADJUSTMENT DATE:  The first day
of any of the Extended Terms.

    RENT ADJUSTMENT RATE:  325 basis
points over the Index.

    RENT INSURANCE PROCEEDS:  As defined
in Section 13.8.

    RESIDENCY AGREEMENT:  All contracts,
agreements and consents executed by or on behalf of any resident or other Person seeking services at the Facility, including, without limitation, assignments of benefits and guarantees.

    RETAINAGE:  As defined in Section
13.1.3.

    SECURITY AGREEMENT:  The Security
Agreement as of even date herewith between Lessee and Lessor.

    SELLER:  American House Sarasota
Limited Partnership, a Michigan limited
partnership.

    STATE:  The state or commonwealth in
which the Leased Property is located.

    SUBLEASE:  Collectively, all
subleases, licenses, use agreements,
concession agreements, tenancy at will
agreements and other occupancy agreements of every kind and nature (but excluding any Residency Agreement), whether oral or in writing, now in existence or subsequently entered into by Lessee, encumbering or affecting the Leased
Property.

    SUBLESSEE:  Any sublessee, licensee,
concessionaire, tenant or other occupant under any of the Subleases.

    SUBSEQUENT INVESTMENTS:  The aggregate
amount of all sums expended and
liabilities incurred by Lessor in
connection with Capital Additions.

    SUBSIDIARY OR SUBSIDIARIES:  With
respect to any Person, any corporation or other entity of which such Person, directly, or indirectly, through another entity or otherwise, owns, or has the right to control or direct the voting of, fifty percent (50%) or more of the outstanding capital stock or other ownership interest having general voting power (under ordinary circumstances).

    TAKING:  A taking or voluntary
conveyance during the Term of the Leased
Property, or any interest therein or right accruing thereto, or use thereof, as the result of, or in settlement of, any Condemnation or other eminent domain proceeding affecting the Leased Property whether or not the same shall have actually been commenced.

    TANGIBLE PERSONAL PROPERTY:  All
machinery, equipment, furniture,
furnishings, movable walls or partitions, computers or trade fixtures, goods, inventory, supplies, and other personal property owned or leased (pursuant to equipment leases) by Lessee and used in the operation of the Leased Property.

    TERM:  Collectively, the Initial Term
and each Extended Term which has become
effective pursuant to Section 1.4, as the context may require, unless earlier terminated pursuant to the provisions hereof.

    THIRD PARTY PAYOR PROGRAMS:
Collectively, all third party payor
programs in which Lessee or any Sublessee presently or in the future may participate, including without limitation,
Medicare, Medicaid, Blue Cross and/or Blue
Shield, Managed Care Plans, other private insurance plans and employee assistance programs.

    THIRD PARTY PAYORS:  Collectively,
Medicare, Medicaid, Blue Cross and/or Blue
Shield, private insurers and any other
Person which presently or in the future
maintains Third Party Payor Programs.

    TIME OF CLOSING:  As defined in
Section 18.3.

    UCC:  The Uniform Commercial Code as
in effect from time to time in the State.

    UNITED STATES TREASURY SECURITIES:
The uninsured treasury securities issued by the United States Federal Reserve Bank.

    UNSUITABLE FOR ITS PRIMARY INTENDED
USE: As used anywhere in this Lease, the term "Unsuitable For Its Primary Intended
Use" shall mean that, by reason of
Casualty, or a partial or temporary Taking by Condemnation, in the good faith judgment of Lessor, the Facility cannot be operated on a commercially practicable basis for the Primary Intended Use, taking into account, among other relevant factors, the number of usable units or beds affected by such Casualty or partial or temporary Taking.

    UNAVOIDABLE DELAYS:  Delays due to
strikes, lockouts, inability to procure
materials, power failure, acts of God,
governmental restrictions, enemy action, civil commotion, fire, unavoidable casualty or other causes beyond the control of the party responsible for performing an obligation hereunder, provided that lack of funds shall not be deemed a cause beyond the control of either party hereto.

    UPGRADE RENOVATIONS:  Repair and
refurbishing other than normal janitorial, cleaning and maintenance activities.

    WORK:  As defined in Section 13.1.1.

    WORK CERTIFICATES:  As defined in
Section 13.1.3.

    WORKING CAPITAL LOAN:  As defined in
Section 6.1.3.

    WORKING CAPITAL STOCK PLEDGE:  As
defined in Section 16.1(h).

    2.2  RULES OF CONSTRUCTION.  The
following rules of construction shall
apply to the Lease and each of the other
Lease Documents:  (a) references to
"herein", "hereof" and "hereunder" shall be deemed to refer to this Lease or the other applicable Lease Document, and shall not be limited to the particular text or section or subsection in which such words appear; (b) the use of any gender shall include all genders and the singular number shall include the plural and vice versa as the context may require; (c) references to Lessor's attorneys shall be deemed to include, without limitation, special counsel and local counsel for Lessor; (d) reference to attorneys' fees and expenses shall be deemed to include all costs for administrative, paralegal and other support staff and to exclude any fees and expenses of attorneys who are employees of an Affiliate of Lessor; (e) references to Leased Property shall be deemed to include references to all of the Leased Property and references to any portion thereof; (f) references to the Lease Obligations shall be deemed to include references to all of the Lease
Obligations and references to any portion thereof; (g) references to the Obligations shall be deemed to include references to all of the Obligations and references to any portion thereof; (h) the term
"including", when following any general
statement, will not be construed to limit such statement to the specific items or matters as provided immediately following the term "including" (whether or not non-limiting language such as "without limitation" or "but not limited to" or words of similar import are also used), but rather will be deemed to refer to all of the items or matters that could reasonably fall within the broadest scope of the general statement; (i) any requirement that financial statements be
Consolidated in form shall apply only to such financial statements as relate to a period during any portion of which the relevant Person has one or more
Subsidiaries; (j) all accounting terms not specifically defined in the Lease
Documents shall be construed in accordance with GAAP and (k) all exhibits annexed to any of the Lease Documents as referenced therein shall be deemed incorporated in such Lease Document by such annexation and/or reference.


ARTICLE 3

RENT

    3.1 RENT FOR LAND, LEASED
IMPROVEMENTS, RELATED RIGHTS AND FIXTURES.
Lessee will pay to Lessor, in lawful money of the United States of America, at Lessor's address set forth herein or at such other place or to such other Person as Lessor from time to time may designate in writing, rent for the Leased Property, as follows.

        3.1.1 BASE RENT:  (a)  Pre-
    Conversion Base Rent:  From and after
    the Commencement Date and until the
    Conversion Date, Lessee shall pay,
    commencing on April 1, 1996, and on
    the first day of each calendar month
    thereafter and on the Conversion
    Date, a base rent (the "Pre-
    Conversion Base Rent") in arrears
    which is equal to the product of (i)
    the Original Meditrust Investment
    plus so much of the Project Funds as
    Lessor has expended from time to time
    multiplied by (ii) the Pre-Conversion
    Rent Adjustment Rate in effect from
    time to time, calculated on a daily
    basis.

        (b)  Post-Conversion Base Rent:
    From and after the Conversion Date,
    Lessee shall pay a base rent (the
    "Post-Conversion Base Rent") per
    annum which is equal to the product
    of (i) the Original Meditrust
    Investment plus the aggregate amount
    of the Project Funds as Lessor has
    expended as of the Conversion Date
    multiplied by (ii) the Rent
    Adjustment Rate which is in effect or
    calculated on the Conversion Date,
    payable in advance in equal,
    consecutive monthly installments due
    on the first day of each calendar
    month; provided, however, that on
    each Rent Adjustment Date, the Base
    Rent shall be adjusted to equal the
    greater of (i) the then current Post-
    Conversion Base Rent or (ii) an
    amount equal to Original Meditrust
    Investment plus the aggregate amount
    of the Project Funds as Lessor has
    expended as of the Conversion Date
    plus the Subsequent Advances
    multiplied by the Rent Adjustment
    Rate then in effect on such
    Subsequent Rent Adjustment Date and
    further, provided, however, that on
    the Conversion Date, Lessee shall pay
    to Lessor (x) the proportionate share
    of the Post-Conversion Base Rent due
    for the period from (and including)
    such date through the end of the
    calendar month during which such date
    occurred.

        3.1.2 ADDITIONAL RENT:  In
    addition to the Base Rent, Lessee
    shall also pay to Lessor additional
    rent (the "Additional Rent") in an
    amount equal to five percent (5%) of
    Excess Gross Revenues.  Additional
    Rent shall accrue commencing,
    September 1, 1998 (in each case, an
    "Additional Rent Accrual Date") and
    shall be payable during the Term,
    quarterly in arrears, commencing on
    the first day of the first fiscal
    quarter occurring following the
    Additional Rent Accrual Date and
    there shall be an annual
    reconciliation as provided in Section
    3.2 below.

         3.2  CALCULATION AND PAYMENT OF
         ADDITIONAL RENT; ANNUAL
         RECONCILIATION.

        3.2.1 OFFICER'S CERTIFICATE AND
    PRORATION.  Each quarterly payment of
    Additional Rent shall be delivered to
    Lessor, together with an Officer's
    Certificate setting
    forth the calculation thereof, within
    thirty (30) days after the end of the
    corresponding quarter.  Additional
    Rent due for any portion of
    any calendar year shall be prorated
    accordingly.

        3.2.2 ANNUAL STATEMENT.  In
    addition, on or before the first day
    of April of each year following any
    calendar year for which Additional
    Rent is payable hereunder, Lessee
    shall deliver to Lessor an Officer's
    Certificate, reasonably acceptable to
    Lessor and certified by the chief
    financial officer of Lessee, setting
    forth the Gross Revenues for the
    immediately preceding calendar year.

        3.2.3 DEFICITS.  If the
    Additional Rent, as finally
    determined for any calendar year (or
    portion thereof), exceeds the sum of
    the quarterly payments of Additional
    Rent previously paid
    by Lessee with respect to said
    calendar year, within thirty (30)
    days after such determination is
    required to be made hereunder, Lessee
    shall pay such deficit to Lessor and,
    if the deficit exceeds five percent
    (5%) of the Additional Rent which was
    previously paid to Lessor with
    respect to said calendar year, then
    Lessee shall also pay Lessor interest
    on such deficit at the Overdue Rate
    from the date that such payment
    should have been made by Lessee to
    the date that Lessor receives such
    payment.

        3.2.4 OVERPAYMENTS.  If the
    Additional Rent, as finally
    determined for any calendar year (or
    portion thereof), is less than the
    amount previously paid with respect
    thereto by Lessee, Lessee shall
    notify Lessor either (a) to pay to
    Lessee an amount equal to such
    difference or (b) to grant Lessee a
    credit against Additional Rent next
    coming due in the amount of such
    difference.

        3.2.5 FINAL DETERMINATION.  The
    obligation to pay Additional Rent
    shall survive the expiration or
    earlier termination of the Term (as
    to Additional Rent payments that are
    due and payable prior to the
    expiration or earlier termination of
    the Term and during any periods that
    Lessee remains in possession of the
    Leased Property), and a final
    reconciliation, taking into account,
    among other relevant adjustments, any
    contractual allowances which related
    to Gross Revenues that accrued prior
    to the date of such expiration or
    earlier termination, but which have
    been determined to be not payable and
    Lessee's good faith best estimate of
    the amount of any unresolved
    contractual allowances, shall be made
    not later than two (2) years after
    said expiration or termination date.
    Within sixty (60) days after the
    expiration or earlier termination of
    the Term, Lessee shall advise Lessor
    of Lessee's best estimate of the
    approximate amount of such
    adjustments, which estimate shall not
    be binding on Lessee or have any
    legal effect whatsoever.



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


        3.2.6 BEST EFFORTS TO MAXIMIZE.
    Lessee further covenants that the
    operation of the Facility shall be
    conducted in a manner consistent with
    the prevailing standards and
    practices recognized in the assisted
    living industry as those customarily
    utilized by reputable business
    operations.  Subject to any
    applicable Legal Requirements, the
    members of the Leasing Group shall
    use their best efforts to maximize
    the Facility's Gross Revenues.

    3.3 CONFIRMATION AND AUDIT OF
    ADDITIONAL RENT.

        3.3.1 MAINTAIN ACCOUNTING
    SYSTEMS.  Lessee shall utilize, or
    cause to be utilized, an accounting
    system for the Leased Property in
    accordance with usual and customary
    practices in the assisted living
    industry and in accordance with GAAP
    which will accurately record all
    Gross Revenues.  Lessee shall retain,
    for at least three (3) years after
    the expiration of each calendar year
    (and in any event until the final
    reconciliation described in Section
    3.2 above has been made), adequate
    records conforming to such accounting
    system showing all Gross Revenues for
    such calendar year.

        3.3.2 AUDIT BY LESSOR.  Lessor,
    at its own expense except as provided
    hereinbelow, shall have the right
    from time to time to have its
    accountants or representatives audit
    the information set forth in the
    Officer's Certificate referred to in
    Section 3.2 and in connection with
    such audits, to examine Lessee's
    records with respect thereto
    (including supporting data, income
    tax and sales tax returns), subject
    to any prohibitions or limitations on
    disclosure of any such data under
    applicable law or regulations.

        3.3.3 DEFICIENCIES AND
    OVERPAYMENTS.  If any such audit
    discloses a deficiency in the
    reporting of Gross Revenues, and
    either Lessee agrees with the result
    of such audit or the matter is
    compromised, Lessee shall forthwith
    pay to Lessor the amount of the
    deficiency in Additional Rent which
    would have been payable by it had
    such deficiency in reporting Gross
    Revenues not occurred, as finally
    agreed or determined, together with
    interest on the Additional Rent which
    should have been payable by it,
    calculated at the Overdue Rate, from
    the date when said payment should
    have been made by Lessee to the date
    that Lessor receives such payment.
    Notwithstanding anything to the
    contrary herein, with respect to any
    audit that is commenced more than two
    (2) years after the date Gross
    Revenues for any calendar year are
    reported by Lessee to Lessor, the
    deficiency, if any, with respect to
    Additional Rent shall bear interest
    as permitted herein only from the
    date such determination of deficiency
    is made,
    unless such deficiency is the result
    of gross negligence or willful
    misconduct on the part of Lessee (or
    any Affiliate thereof).  If any audit
    conducted for Lessor pursuant to the
    provisions hereof discloses that
    (a) the Gross Revenues actually
    received by Lessee for any calendar
    year exceed those reported by Lessee
    by more than five percent (5%),
    Lessee shall pay the reasonable cost
    of such audit and examination or
    (b) Lessee has overpaid Additional
    Rent, Lessor shall so notify Lessee
    and Lessee shall direct Lessor either
    (i) to refund the overpayment to
    Lessee or (ii) grant a credit against
    Additional Rent next coming due in
    the amount of such difference.

        3.3.4 SURVIVAL.  The obligations
    of Lessor and Lessee contained in
    this Section shall survive the
    expiration or earlier termination of
    this Lease.

    3.4  ADDITIONAL CHARGES.  Subject to
the rights to contest as set forth in
Article 15, in addition to the Base Rent and Additional Rent, (a) Lessee will also pay and discharge as and when due and payable all Impositions, all amounts, liabilities and obligations under the
Appurtenant Agreements and all other
amounts, liabilities and obligations which
Lessee assumes or agrees to pay under this Lease, and (b) in the event of any failure on the part of Lessee to pay any of those items referred to in clause (a) above, Lessee will also promptly pay and discharge every fine, penalty, interest and cost which may be added for non-payment or late payment of such items (the items referred to in clauses (a) and (b) above being referred to herein collectively as the "Additional Charges"), and Lessor shall have all legal, equitable and contractual rights, powers and remedies provided in this Lease, by statute or otherwise, in the case of non-payment of the Additional Charges, as well as the Base Rent and Additional Rent. To the extent that Lessee pays any Additional
Charges to Lessor pursuant to any
requirement of this Lease, Lessee shall be relieved of its obligation to pay such Additional Charges to any other Person to which such Additional Charges would otherwise be due.

    3.5  NET LEASE.  The Rent shall be
paid absolutely net to Lessor, so that
this Lease shall yield to Lessor the full amount of the installments of Base Rent, and the payments of Additional Rent and, if and to the extent payable to Lessor, Additional Charges throughout the Term.

    3.6  NO LESSEE TERMINATION OR OFFSET.

        3.6.1 NO TERMINATION.  Except as
    may be otherwise specifically and
    expressly provided in this Lease,
    Lessee, to the extent not prohibited
    by applicable law, shall remain bound
    by this Lease in accordance with its
    terms and shall neither take any
    action without the consent of Lessor
    to modify, surrender or terminate the
    same, nor seek nor be entitled to any
    abatement, deduction, deferment or
    reduction of Rent, or set-off against
    the Rent, nor shall the respective
    obligations of Lessor and Lessee be
    otherwise affected by reason of (a)
    any Casualty or any Taking of the
    Leased Property, (b) the lawful or
    unlawful prohibition of, or
    restriction upon, Lessee's use of the
    Leased Property or the interference
    with such use by any Person (other
    than Lessor, except to the extent
    permitted hereunder) or by reason of
    eviction by paramount title; (c) any
    claim that Lessee has or might have
    against Lessor, (d) any default or
    breach of any warranty by Lessor or
    any of the other Meditrust Entities
    under this Lease, any other Lease
    Document or any Related Party
    Agreement, (e) any bankruptcy,
    insolvency, reorganization,
    composition, readjustment,
    liquidation, dissolution, winding up
    or other proceedings affecting Lessor
    or any assignee or transferee of
    Lessor or (f) for any other cause
    whether similar or dissimilar to any
    of the foregoing, other than a
    discharge of Lessee from any of the
    Lease Obligations as a matter of law.

        3.6.2 WAIVER.  Lessee to the
    fullest extent not prohibited by
    applicable law, hereby specifically
    waives all rights, arising from any
    occurrence whatsoever, which may now
    or hereafter be conferred upon it by
    law to (a) modify, surrender or
    terminate this Lease or quit or
    surrender the Leased Property or (b)
    entitle Lessee to any abatement,
    reduction, suspension or deferment of
    the Rent or other sums payable by
    Lessee hereunder, except as otherwise
    specifically and expressly provided
    in this Lease.

        3.6.3 INDEPENDENT COVENANTS.  The
    obligations of Lessor and Lessee
    hereunder shall be separate and
    independent covenants and agreements
    and the Rent and all other sums
    payable by Lessee hereunder shall
    continue to be payable in all events
    unless the obligations to pay the
    same shall be terminated pursuant to
    the express provisions of this Lease
    or (except in those instances where
    the obligation to pay expressly
    survives the termination of this
    Lease) by termination of this Lease
    other than by reason of an Event of
    Default.

    3.7  ABATEMENT OF RENT LIMITED.  There
shall be no abatement of Rent on account of any Casualty, Taking or other event, except that (a) in the event of a partial
Taking or a temporary Taking as described in Section 14.3, the Base Rent shall be abated as follows: (i) in the case of such a partial Taking, the Meditrust
Investment shall be reduced for the
purposes of calculating Base Rent pursuant to Section 3.1 by subtracting therefrom, as applicable, the net amount of the Award received by Lessor, and (ii) in the case of such a temporary Taking, by reducing the Base Rent for the period of such a temporary Taking, by the net amount of the Award received by Lessor and (b) in the event of a Casualty, the Base Rent shall be abated as follows: the Meditrust
Investment shall be reduced for the
purposes of calculating Base Rent pursuant to Section 3.1 by subtracting therefrom, as applicable, the net amount of the insurance proceeds.

    For the purposes of this Section 3.7,
the "net amount of the Award received by Lessor" shall mean the Award paid to Lessor or Lessor's mortgagee on account of such Taking, minus all costs and expenses incurred by Lessor in connection therewith, and minus any amounts paid to or for the account of Lessee to reimburse for the costs and expenses of reconstructing the Facility following such
Taking in order to create a viable and
functional Facility under all of the
circumstances ("Net Award Amount") and the "net amount of the insurance proceeds" shall mean the insurance proceeds paid to Lessor or Lessor's mortgagee on account of such Casualty, minus all costs and expenses incurred by Lessor in connection therewith and minus any amounts paid to or for the account of Lessee to reimburse for the costs and expenses of reconstructing the Facility following such Casualty in order to create a viable and functional
Facility under all of the circumstances
("Net Proceeds Amount").


ARTICLE 4

IMPOSITIONS; TAXES; UTILITIES;
INSURANCE PAYMENTS

    4.1  PAYMENT OF IMPOSITIONS.

        4.1.1 LESSEE TO PAY.  Subject to
    the provisions of Article 15, Lessee
    will pay or cause to be paid all
    Impositions before any fine, penalty,
    interest or cost may be added for non-
    payment, such payments to be made
    directly to the taxing authority
    where feasible, and Lessee will
    promptly furnish Lessor copies of
    official receipts or other
    satisfactory proof evidencing payment
    not later than the last day on which
    the same may be paid without penalty
    or interest.  Subject to the
    provisions of Article 15 and Section
    4.1.2, Lessee's obligation to pay
    such Impositions shall be deemed
    absolutely fixed upon the date such
    Impositions become a lien upon the
    Leased Property or any part thereof.

        4.1.2 INSTALLMENT ELECTIONS.  If
    any such Imposition may, at the
    option of the taxpayer, lawfully be
    paid in installments (whether or not
    interest shall accrue on the unpaid
    balance of such Imposition), Lessee
    may exercise the option to pay the
    same (and any accrued interest on the
    unpaid balance of such Imposition) in
    installments and, in such event,
    shall pay such installments during
    the Term hereof (subject to Lessee's
    right to contest pursuant to the
    provisions of Section 4.1.5 below) as
    the same respectively become due and
    before any fine, penalty, premium,
    further interest or cost may be added
    thereto.

        4.1.3 RETURNS AND REPORTS.
    Lessor, at its expense, shall, to the
    extent permitted by applicable law,
    prepare and file all tax returns and
    reports as may be required by
    Governmental Authorities in respect
    of Lessor's net income, gross
    receipts, franchise taxes and taxes
    on its capital stock, and Lessee, at
    its expense, shall, to the extent
    permitted by applicable laws and
    regulations, prepare and file all
    other tax returns and reports in
    respect of any Imposition as may be
    required by Governmental Authorities.
    Lessor and Lessee shall, upon request
    of the other, provide such data as is
    maintained by the party to whom the
    request is made with respect to the
    Leased Property as may be necessary
    to prepare any required returns and
    reports.  In the event that any
    Governmental Authority classifies any
    property covered by this Lease as
    personal property, Lessee shall file
    all personal property tax returns in
    such jurisdictions where it may
    legally so file.  Lessor, to the
    extent it possesses the same, and
    Lessee, to the extent it possesses
    the same, will provide the other
    party, upon request, with cost and
    depreciation records necessary for
    filing returns for any portion of
    Leased Property so classified as
    personal property.  Where Lessor is
    legally required to file personal
    property tax returns, if Lessee
    notifies Lessor of the obligation to
    do so in each year at least thirty
    (30) days prior to the date any
    protest must be filed, Lessee will be
    provided with copies of assessment
    notices so as to enable Lessee to
    file a protest.

        4.1.4 REFUNDS.  If no Lease
    Default shall have occurred and be
    continuing, any refund due from any
    taxing authority in respect of any
    Imposition paid by Lessee shall be
    paid over to or retained by Lessee.
    If a Lease Default shall have
    occurred and be continuing, at
    Lessor's option, such funds shall be
    paid over to Lessor and/or retained
    by Lessor and applied toward Lease
    Obligations which relate to the
    Leased Property in accordance with
    the Lease Documents.

        4.1.5 PROTEST.  Upon giving
    notice to Lessor, at Lessee's option
    and sole cost and expense, and
    subject to compliance with the
    provisions of Article 15, Lessee may
    contest, protest, appeal, or
    institute such other proceedings as
    Lessee may


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

             deem appropriate to effect a
    reduction of any Imposition and
    Lessor, at Lessee's cost and expense
    as aforesaid, shall fully cooperate
    in a reasonable manner with Lessee in
    connection with such protest, appeal
    or other action.

    4.2  NOTICE OF IMPOSITIONS.  Lessor
shall give prompt notice to Lessee of all Impositions payable by Lessee hereunder of which Lessor at any time has knowledge, but Lessor's failure to give any such notice shall in no way diminish Lessee's obligations hereunder to pay such
Impositions.

    4.3  ADJUSTMENT OF IMPOSITIONS.
Impositions imposed in respect of the
period during which the expiration or
earlier termination of the Term occurs
shall be adjusted and prorated between
Lessor and Lessee, whether or not such
Impositions are imposed before or after
such expiration or termination, and
Lessee's obligation to pay its prorated
share thereof shall survive such
expiration or termination.

    4.4  UTILITY CHARGES.  Lessee will pay
or cause to be paid all charges for
electricity, power, gas, oil, water,
telephone, cable television and other
utilities used in the Leased Property
during the Term and thereafter until
Lessee surrenders the Leased Property in the manner required by this Lease.

    4.5  INSURANCE PREMIUMS.  Lessee will
pay or cause to be paid all premiums for the insurance coverage required to be maintained pursuant to Article 12 during the Term, and thereafter until Lessee yields up the Leased Property in the manner required by this Lease. All such premiums shall be paid annually in advance and Lessee shall furnish Lessor with evidence satisfactory to Lessor that all such premiums have been so paid prior to the commencement of the Term and thereafter at least thirty (30) days prior to the due date of each premium which thereafter becomes due. Notwithstanding the foregoing, Lessee may pay such insurance premiums to the insurer in monthly installments so long as the applicable insurer is contractually obligated to give Lessor not less than a sixty (60) days notice of non-payment and so long as no Lease Default has occurred and is continuing. In the event of the failure of Lessee either to comply with the insurance requirements in Article 12, or to pay the premiums for such insurance, or to deliver such policies or certificates thereof to Lessor at the times required hereunder, Lessor shall be entitled, but shall have no obligation, to effect such insurance and pay the premiums therefor, which premiums shall be a demand obligation of Lessee to Lessor.









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

    4.6  DEPOSITS.

        4.6.1 LESSOR'S OPTION.  At the
    option of Lessor upon the occurrence
    of an event or circumstance which,
    with the giving of notice and/or the
    passage of time, would constitute a
    Lease Default, which may be exercised
    at any time thereafter, Lessee shall,
    upon written request of Lessor, on
    the first day on the calendar month
    immediately following such request,
    and on the first day of each calendar
    month thereafter during the Term
    (each of which dates is referred to
    as a "Monthly Deposit Date"), pay to
    and deposit with Lessor a sum equal
    to one-twelfth (1/12th) of the
    Impositions to be levied, charged,
    filed, assessed or imposed upon or
    against the Leased Property within
    one (1) year after said Monthly
    Deposit Date and a sum equal to one-
    twelfth (1/12th) of the premiums for
    the insurance policies required
    pursuant to Article 12 which are
    payable within one (1) year after
    said Monthly Deposit Date.  If the
    amount of the Impositions to be
    levied, charged, assessed or imposed
    or insurance premiums to be paid
    within the ensuing one (1) year
    period shall not be fixed upon any
    Monthly Deposit Date, such amount for
    the purpose of computing the deposit
    to be made by Lessee hereunder shall
    be estimated by Lessor based upon the
    most recent available information
    concerning said Impositions with an
    appropriate adjustment to be promptly
    made between Lessor and Lessee as
    soon as such amount becomes
    determinable.  In addition, Lessor
    may, at its option, from time to time
    require that any particular deposit
    be greater than one-twelfth (1/12th)
    of the estimated amount payable
    within one (1) year after said
    Monthly Deposit Date, if such
    additional deposit is required in
    order to provide to Lessor a
    sufficient fund from which to make
    payment of all Impositions on or
    before the next due date of any
    installment thereof, or to make
    payment of any required insurance
    premiums not later than the due date
    thereof.

        4.6.2 USE OF DEPOSITS.  The sums
    deposited by Lessee under this
    Section 4.6 shall be held by Lessor
    and shall be applied in payment of
    the Impositions or insurance
    premiums, as the case may be, when
    due.  Any such deposits may be
    commingled with other assets of
    Lessor, and shall be deposited by
    Lessor at such bank as Lessor may,
    from time to time select, and,
    provided that Lessor has invested
    such deposits in one or more of the
    investment vehicles described on
    SCHEDULE 4.6.2 attached hereto and
    incorporated by reference, Lessor
    shall not be liable to Lessee or any
    other Person (a) based on Lessor's
    (or such bank's) choice of investment
    vehicles, (b) for any consequent loss
    of principal or interest or (c) for
    any unavailability of funds based on
    such choice of investment.
    Furthermore, Lessor shall bear no
    responsibility for the financial
    condition of, nor any act or omission
    by, Lessor's depository bank.  The
    income from such
             investment or interest on
    such deposit shall be paid to Lessee
    on a semi-annual basis as long as no
    Lease Default has occurred and is
    then continuing, and as long as no
    fact or circumstance exists which,
    with the giving of notice and/or the
    passage of time, would constitute a
    Lease Default.  Lessee shall give not
    less than ten (10) days prior written
    notice to Lessor in each instance
    when an Imposition or insurance
    premium is due, specifying the
    Imposition or premium to be paid and
    the amount thereof, the place of
    payment, and the last day on which
    the same may be paid in order to
    comply with the requirements of this
    Lease.  If Lessor, in violation of
    its obligations under this Lease,
    does not pay any Imposition or
    insurance premium when due, for which
    a sufficient deposit exists, Lessee
    shall not be in default hereunder by
    virtue of the failure of Lessor to
    pay such Imposition or such insurance
    premium and Lessor shall pay any
    interest or fine assessed by virtue
    of Lessor's failure to pay such
    Imposition or insurance premium.

        4.6.3 DEFICITS.  If for any
    reason any deposit held by Lessor
    under this Section 4.6 shall not be
    sufficient to pay an Imposition or
    insurance premium within the time
    specified therefor in this Lease,
    then, within ten (10) days after
    demand by Lessor, Lessee shall
    deposit an additional amount with
    Lessor, increasing the deposit held
    by Lessor so that Lessor holds
    sufficient funds to pay such
    Imposition or premium in full (or in
    installments as otherwise provided
    for herein), together with any
    penalty or interest due thereon.
    Lessor may change its estimate of any
    Imposition or insurance premium for
    any period on the basis of a change
    in an assessment or tax rate or on
    the basis of a prior miscalculation
    or for any other good faith reason;
    in which event, within ten (10) days
    after demand by Lessor, Lessee shall
    deposit with Lessor the amount in
    excess of the sums previously
    deposited with Lessor for the
    applicable period which would
    theretofore have been payable under
    the revised estimate.

        4.6.4 OTHER PROPERTIES.  If any
    Imposition shall be levied, charged,
    filed, assessed, or imposed upon or
    against the Leased Property, and if
    such Imposition shall also be a levy,
    charge, assessment, or imposition
    upon or for any other real or
    personal property that does not
    constitute a part of the Leased
    Property but for which a lien exists
    or can exist upon the Leased
    Property, then, at Lessor's
    reasonable discretion, the
    computation of the amounts to be
    deposited under this Section 4.6
    shall be based upon the entire amount
    of such Imposition and Lessee shall
    not have the right to apportion any
    deposit with respect to such
    Imposition.





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

        4.6.5 TRANSFERS.  In connection
    with any assignment of Lessor's
    interest under this Lease, the
    original Lessor named herein and each
    successor in interest shall transfer
    all amounts deposited pursuant to the
    provisions of this Section 4.6 and
    still in its possession to such
    assignee (as the subsequent holder of
    Lessor's interest in this Lease) and
    upon such transfer, the original
    Lessor named herein or the applicable
    successor in interest transferring
    the deposits shall thereupon be
    completely released from all
    liability with respect to such
    deposits so transferred and Lessee
    shall look solely to said assignee,
    as the subsequent holder of Lessor's
    interest under this Lease, in
    reference thereto.

        4.6.6 SECURITY.  All amounts
    deposited with Lessor pursuant to the
    provisions of this Section 4.6 shall
    be held by Lessor as additional
    security for the payment and
    performance of the Obligations and,
    upon the occurrence of any Lease
    Default, Lessor may, in its sole and
    absolute discretion, apply said
    amounts towards payment or
    performance of such Obligations.

        4.6.7 RETURN.  Upon the
    expiration or earlier termination of
    this Lease, provided that all of the
    Lease Obligations relating to the
    Leased Property have been fully paid
    and performed, any sums then held by
    Lessor under this Section 4.6 shall
    be refunded to Lessee.

        4.6.8 RECEIPTS.  Lessee shall
    deliver to Lessor copies of all
    notices, demands, claims, bills and
    receipts in relation to the
    Impositions and insurance premiums
    upon the earlier to occur of (a) ten
    (10) days following receipt thereof
    by Lessee and (b) in the case of an
    invoice, demand or bill for the
    payment of an Imposition, prior to
    the date when such Imposition is due
    and payable.


ARTICLE 5

OWNERSHIP OF LEASED PROPERTY AND PERSONAL
PROPERTY;
INSTALLATION, REMOVAL AND REPLACEMENT OF
PERSONAL PROPERTY;

    5.1  OWNERSHIP OF THE LEASED PROPERTY.
Lessee acknowledges that the Leased
Property is the property of Lessor and
that Lessee has only the right to the
exclusive possession and use of the Leased
Property upon the terms and conditions of this Lease.







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

    5.2  PERSONAL PROPERTY; REMOVAL AND
REPLACEMENT OF PERSONAL PROPERTY.

        5.2.1 LESSEE TO EQUIP FACILITY.
    If and to the extent not included in
    the Leased Property, Lessee, at its
    sole cost and expense, shall install,
    affix or assemble or place on the
    Leased Property, sufficient items of
    Tangible Personal Property, to enable
    the operation of the Facility in
    accordance with the requirements of
    this Lease for the Primary Intended
    Use, and such Tangible Personal
    Property and replacements thereof,
    shall be at all times the property of
    Lessee.

        5.2.2 SUFFICIENT PERSONAL
    PROPERTY.  Lessee shall maintain,
    during the entire Term, the Tangible
    Personal Property in good order and
    repair and shall provide at its
    expense all necessary replacements
    thereof, as may be necessary in order
    to operate the Facility in compliance
    with all applicable Legal
    Requirements and Insurance
    Requirements and otherwise in
    accordance with customary practice in
    the industry for the Primary Intended
    Use and, if applicable, Other
    Permitted Uses.  In addition, Lessee
    shall furnish all necessary
    replacements of such obsolete items
    of the Tangible Personal Property
    during the Term as are necessary to
    enable the operation of the Facility
    in accordance with the requirements
    of this Lease for the Primary
    Intended Use.

        5.2.3 REMOVAL AND REPLACEMENT;
    LESSOR'S OPTION TO PURCHASE.  Lessee
    shall not remove from the Leased
    Property any one or more items of
    Tangible Personal Property (whether
    now owned or hereafter acquired), the
    fair market value of which exceeds
    TWENTY-FIVE THOUSAND DOLLARS
    ($25,000), individually or ONE
    HUNDRED THOUSAND DOLLARS
    ($100,000.00) collectively, if such
    Tangible Personal Property is
    necessary to enable the operation of
    the Facility in accordance with the
    requirements of this Lease for the
    Primary Intended Use.  At its sole
    cost and expense, Lessee shall
    restore the Leased Property to the
    condition required by Article 8,
    including repair of all damage to the
    Leased Property caused by the removal
    of the Tangible Personal Property,
    whether effected by Lessee or Lessor.
    Upon the expiration or earlier
    termination of this Lease, Lessor
    shall have the option, which may be
    exercised by giving notice thereof
    within twenty (20) days prior to such
    expiration or termination, of (a)
    acquiring the Tangible Personal
    Property (pursuant to a bill of sale
    and assignments of any equipment
    leases, all in such forms as are
    reasonably satisfactory to Lessor)
    upon payment of its fair market value
    or (b) requiring Lessee to remove the
    Tangible Personal Property.  If
    Lessor exercises its option to
    purchase the Tangible Personal
    Property, the price to be paid by
    Lessor shall be (i) reduced by the
    amount of all payments due on any
    equipment leases or any other
    Permitted Prior

             Security Interests assumed by
    Lessor and (ii) applied to the Lease
    Obligations before any payment to
    Lessee.  If Lessor requires the
    removal of the Tangible Personal
    Property, then all of the Tangible
    Personal Property that is not removed
    by Lessee within ten (10) days
    following such request shall be
    considered abandoned by Lessee and
    may be appropriated, sold, destroyed
    or otherwise disposed of by Lessor
    without first giving notice thereof
    to Lessee, without any payment to
    Lessee and without any obligation to
    account therefor.


ARTICLE 6

SECURITY FOR LEASE OBLIGATIONS

    6.1  SECURITY FOR LESSEE'S
OBLIGATIONS; PERMITTED PRIOR SECURITY
INTERESTS.

        6.1.1 SECURITY.  In order to
    secure the payment and performance of
    all of the Obligations, Lessee agrees
    to provide or cause there to be
    provided the following security:

                   (a)  a first lien and
         exclusive security interest in
         the Collateral, as more
         particularly provided for in the
         Security Agreement;

                   (b)  the Cash
         Collateral.

                   (c)  a first lien and
         exclusive pledge and assignment
         of, and security interest in,
         all Permits and Contracts, as
         more particularly provided for
         in the Collateral Assignment of
         Permits and Contracts; and

                   (d)  in the event
         that, at any time during the
         Term, Lessee holds the fee title
         to or a leasehold interest in
         any real property and/or
         personal property which is used
         as an integral part of the
         operation of the Leased Property
         (but is not subject to this
         Lease), Lessee shall (i) provide
         Lessor with prior notice of such
         acquisition and (ii) shall take
         such actions and enter into such
         agreements as Lessor shall
         reasonably request in order to
         grant Lessor a first priority
         mortgage or other security
         interest in such real property
         and personal property, subject
         only to the Permitted
         Encumbrances and other Liens
         reasonably acceptable to Lessor.
         Without limiting the foregoing,
         it is acknowledged and agreed
         that all revenues generated from
         the operation of such additional
         real property shall be included
         in the determination of Gross
         Revenues (subject to such
         adjustments as agreed upon
         hereunder).

                   Notwithstanding the
         foregoing, Lessor shall
         subordinate its security
         interest in Receivables to a
         prior security interest to
         secure a working capital line as
         provided in Section 6.1.3.

                   6.1.2     PURCHASE-
         MONEY SECURITY INTERESTS AND
         EQUIPMENT LEASES.
         Notwithstanding any other
         provision hereof regarding the
         creation of Liens, Lessee may
         (a) grant priority purchase
         money security interests in
         items of Tangible Personal
         Property, (b) lease Tangible
         Personal Property from equipment
         lessors as long as: (i) the
         aggregate value of such Tangible
         Personal Property shall not
         exceed TWO HUNDRED THOUSAND
         DOLLARS ($200,000) or (ii) (A)
         the secured party or equipment
         lessor enters into an
         intercreditor agreement with,
         and satisfactory to, Lessor,
         pursuant to which, without
         limiting the foregoing, (1)
         Lessor shall be afforded the
         option of curing defaults and
         the option of succeeding to the
         rights of Lessee and (2)
         Lessor's security interest in
         Tangible Personal Property shall
         be subordinated to the security
         interest granted to such secured
         party, (B) all of the terms,
         conditions and provisions of the
         financing, security interest or
         lease are reasonably acceptable
         to Lessor, (C) Lessee provides a
         true and complete copy, as
         executed, of each such purchase
         money security agreement,
         financing document and equipment
         lease and all amendments thereto
         and (D) no such security
         interest, financing agreement or
         lease is cross-defaulted or
         cross-collateralized with any
         other obligation.  Security
         interests granted by Lessee in
         full compliance with the
         provisions of this Section 6.1.2
         are referred to as "Permitted
         Prior Security Interests".

                   6.1.3     RECEIVABLES
         FINANCING.  Notwithstanding any
         other provision hereof regarding
         the creation of Liens, Lessee
         shall also be permitted to grant
         a prior security interest in
         Receivables (with the Lessor
         retaining a junior security
         interest therein) to an
         institutional lender which is
         providing a working capital line
         of credit (a "Working Capital
         Loan") for the exclusive use of
         Guarantor, Lessee and Affiliates
         of Lessee as long as such Lender
         enters into an intercreditor
         agreement with, and satisfactory
         to, Lessor pursuant to which,
         without limiting the foregoing,
         (1) Lessor shall be provided
         with  notice with respect to
         defaults under the Working
         Capital Loan simultaneously with
         the delivery of such notice to
         Lessee and shall be afforded the
         option of curing defaults
         thereunder, (2) such lender's
         use of Instruments, Documents,
         General Intangibles and Chattel
         Paper shall
                           be limited to a
         license only for the purpose of
         collecting Receivables and (3)
         the subordination of Lessor's
         interest in the Receivables
         shall be of no force and effect
         and Lessor's first priority
         security interest shall be
         reinstated from and after the
         occurrence of an Event of
         Default if, upon or following
         such Event of Default, Lessor
         either exercises any of its
         remedies set forth in Article 16
         or Lessor notifies in writing
         such lender of Lessor's
         intention to invoke its right to
         reinstate its first priority
         security interest in the
         Receivables.

    6.2  GUARANTY.  All of the Lease
Obligations shall be unconditionally and irrevocably guaranteed by the Guarantor pursuant to the Guaranty of Lease
Obligations.


ARTICLE 7

CONDITION AND USE OF LEASED PROPERTY;
MANAGEMENT AGREEMENTS

    7.1  CONDITION OF THE LEASED PROPERTY.
Lessee acknowledges that Lessee has caused the Leased Property to be sold to Lessor and has concurrently entered into this Lease. Lessee acknowledges receipt and delivery of possession of the Leased
Property and that Lessee has examined and otherwise has acquired knowledge of the condition of the Leased Property prior to the execution and delivery of this Lease and has found the same to be in good order and repair and satisfactory for its purposes hereunder. Lessee is leasing the Leased Property "AS-IS" in its present condition, provided, however, that nothing herein contained in this Section 7.1 shall be deemed to modify the terms and provisions of the Leasehold Improvement
Agreement.  Lessee waives any claim or
action against Lessor in respect of the
condition of the Leased Property.  LESSOR
MAKES NO WARRANTY OR REPRESENTATION,
EXPRESS OR IMPLIED, WITH RESPECT TO THE
LEASED PROPERTY, EITHER AS TO ITS FITNESS
FOR ANY PARTICULAR PURPOSE OR USE, ITS
DESIGN OR CONDITION OR OTHERWISE, OR AS TO
DEFECTS IN THE QUALITY OF THE MATERIAL OR
WORKMANSHIP THEREIN, LATENT OR PATENT; IT
BEING AGREED THAT ALL RISKS RELATING TO
THE DESIGN, CONDITION AND/OR USE OF THE
LEASED PROPERTY ARE TO BE BORNE BY LESSEE.
LESSEE HEREBY ASSUMES ALL RISK OF THE
PHYSICAL CONDITION OF THE LEASED PROPERTY,
THE SUITABILITY OF THE LEASED PROPERTY FOR
LESSEE'S PURPOSES, AND THE COMPLIANCE OR
NON-COMPLIANCE OF THE LEASED PROPERTY WITH
ALL APPLICABLE REQUIREMENTS OF LAW,
INCLUDING BUT NOT LIMITED TO ENVIRONMENTAL
LAWS AND ZONING OR LAND USE LAWS.

    Upon the request of Lessor, at any
time and from time to time during the
Term, Lessee shall engage one (1) or more independent professional consultants, engineers and inspectors, qualified to do business in the State and acceptable to Lessor to perform any environmental and/or structural investigations and/or other inspections of the Leased Property and the Facility as Lessor may reasonably request in order to detect (a) any structural deficiencies in the Leased Improvements or the utilities servicing the Leased
Property or (b) the presence of any
condition that (i) may be harmful or
present a health hazard to the residents and other occupants of the Leased Property or (ii) constitutes a breach or violation of any of the Lease Documents. In the event that Lessor reasonably determines that the results of such testing or inspections are unsatisfactory, within thirty (30) days of notice from Lessor, Lessee shall commence such appropriate remedial actions as may be reasonably requested by Lessor to correct such unsatisfactory conditions and, thereafter, shall diligently and continuously prosecute such remedial actions to completion within the time limits prescribed in this Lease or the other
Lease Documents.

    7.2  USE OF THE LEASED PROPERTY;
COMPLIANCE; MANAGEMENT.

        7.2.1 OBLIGATION TO OPERATE.
    Lessee shall continuously operate the
    Leased Property in accordance with
    the Primary Intended Use and the
    Other Permitted Uses and maintain its
    qualifications for licensure and
    accreditation as required by all
    applicable Legal Requirements.

        7.2.2 PERMITTED USES.  During the
    entire Term, Lessee shall use the
    Leased Property, or permit the Leased
    Property to be used, only for the
    Primary Intended Use and, if
    applicable, the Other Permitted Uses.
    Lessee shall not use the Leased
    Property or permit the Leased
    Property to be used for any other use
    without the prior written consent of
    Lessor, which consent may be withheld
    in Lessor's sole and absolute
    discretion.

        7.2.3 COMPLIANCE WITH INSURANCE
    REQUIREMENTS.  No use shall be made
    or permitted to be made of the Leased
    Property and no acts shall be done
    which will cause the cancellation of
    any insurance policy covering the
    Leased Property, nor shall Lessee,
    any Manager or any other Person sell
    or otherwise provide to residents,
    other occupants or invitees therein,
    or permit to be kept, used or sold in
    or about the Leased Property, any
    article which may be prohibited by
    any of the Insurance Requirements.
    Furthermore, Lessee shall, at its
    sole cost and expense, take whatever
    other actions that may be necessary
    to comply with and to insure that the
    Leased Property complies with all
    Insurance Requirements.

        7.2.4 NO WASTE.  Lessee shall not
    commit or suffer to be committed any
    waste on, in or under the Leased
    Property, nor shall Lessee cause or
    permit any nuisance thereon.

        7.2.5 NO IMPAIRMENT.  Lessee
    shall neither permit nor knowingly
    suffer the Leased Property to be used
    in such a manner as (a) might
    reasonably tend to impair Lessor's
    title thereto or (b) may reasonably
    make possible a claim or claims of
    adverse usage or adverse possession
    by the public or of implied
    dedication of the Leased Property.

        7.2.6 NO LIENS.  Except as
    permitted pursuant to Section 6.1.2,
    Lessee shall not permit or suffer any
    Lien to exist on the Tangible
    Personal Property and shall in no
    event cause, permit or suffer any
    Lien to exist with respect to the
    Leased Property other than as set
    forth in Section 11.5.2.

    7.3  COMPLIANCE WITH LEGAL
REQUIREMENTS. Lessee covenants and agrees that the Leased Property shall not be used for any unlawful purpose and that Lessee, at its sole cost and expense, will promptly (a) comply with, and shall cause every other member of the Leasing Group to comply with, all applicable Legal
Requirements relating to the use,
operation, maintenance, repair and
restoration of the Leased Property,
whether or not compliance therewith shall require structural change in any of the Leased Property or interfere with the use and enjoyment of the Leased Property and
(b) procure, maintain and comply with (in all material respects), and shall cause every other member of the Leasing Group to procure, maintain and comply with (in all material respects), all Contracts and
Permits necessary or desirable in order to operate the Leased Property for the Primary Intended Use and/or, if applicable, Other Permitted Uses, and for compliance with all of the terms and conditions of this Lease. Unless a Lease
Default has occurred or any event has
occurred which, with the passage of time and/or the giving of notice would constitute a Lease Default, Lessee may, upon prior written notice to Lessor, contest any Legal Requirement to the extent permitted by, and in accordance with, Article 15 below.

    7.4  MANAGEMENT AGREEMENTS.
Throughout the Term, Lessee shall not
enter into any Management Agreement
without the prior written approval of
Lessor, in each instance, which approval shall not be unreasonably withheld.
Lessee shall not, without the prior
written approval of Lessor, in each
instance, which approval shall not be
unreasonably withheld, agree to or allow:
(a) any change in the Manager or change in the ownership or control of the Manager,
(b) the termination of any Management
Agreement (other than in connection with the exercise by Lessee of any of its remedies under the Management Agreement as a result of any default by the Manager thereunder), (c) any assignment by the Manager of its interest under the Management Agreement or (d) any material amendment of the Management Agreement. In addition, Lessee shall, at its sole cost and expense, promptly and fully perform or cause to be performed every covenant, condition, promise and obligation of the licensed operator of the Leased Property under any Management Agreement.

    Each Management Agreement shall
provide that Lessor shall be provided
notice of any defaults thereunder and, at Lessor's option, an opportunity to cure such default. Lessee shall furnish to Lessor, within three (3) days after receipt thereof, or after the mailing or service thereof by Lessee, as the case may be, a copy of each notice of default which Lessee shall give to, or receive from any Person, based upon the occurrence, or alleged occurrence, of any default in the performance of any covenant, condition, promise or obligation under any Management
Agreement.

    Whenever and as often as Lessee shall
fail to perform, promptly and fully, at
its sole cost and expense, any covenant, condition, promise or obligation on the part of the licensed operator of the Leased Property under and pursuant to any Management Agreement, Lessor, or a lawfully appointed receiver of the Leased
Property, may, at their respective options
(and without any obligation to do so),
after five (5) days' prior notice to
Lessee (except in the case of an
emergency) enter upon the Leased Property and perform, or cause to be performed, such work, labor, services, acts or things, and take such other steps and do such other acts as they may deem advisable, to cure such defaulted covenant, condition, promise or obligation, and any amount so paid or advanced by Lessor or such receiver and all costs and expenses reasonably incurred in connection therewith (including, without limitation, attorneys' fees and expenses and court costs), shall be a demand obligation of Lessee to Lessor or such receiver, and, Lessor shall have the same rights and remedies for failure to pay such costs on demand as for Lessee's failure to pay any other sums due hereunder.

    7.5  PARTICIPATION IN THIRD PARTY
PAYOR PROGRAMS.  No provision of this
Lease shall be deemed to require Lessee to commence participation in any Third Party
Payor Program or any Managed Care Plan.


ARTICLE 8

REPAIRS; RESTRICTIONS

    8.1  MAINTENANCE AND REPAIR.

        8.1.1  LESSEE'S RESPONSIBILITY.
    Lessee, at its sole cost and expense,
    shall keep the Leased Property (with
    respect to the Project, to the extent
    consistent with the stage of
    construction of the Project) and all
    private roadways, sidewalks and curbs
    appurtenant thereto which are under
    Lessee's control in good order and
    repair (whether or not the need for
    such repairs occurs as a
             result of Lessee's use, any
    prior use, the elements or the age of
    the Leased Property or such private
    roadways, sidewalks and curbs or any
    other cause whatsoever other than
    Lessor's gross negligence or willful
    misconduct) and, subject to Articles
    9, 13 and 14, Lessee shall promptly,
    with the exercise of all reasonable
    efforts, undertake and diligently
    complete all necessary and
    appropriate repairs, replacements,
    renovations, restorations,
    alterations and modifications thereof
    of every kind and nature, whether
    interior or exterior, structural or
    non-structural, ordinary or
    extraordinary, foreseen or unforeseen
    or arising by reason of a condition
    (concealed or otherwise) existing
    prior to the commencement of, or
    during, the Term and thereafter until
    Lessee surrenders the Leased Property
    in the manner required by this Lease.
    In addition, Lessee, at its sole cost
    and expense, shall make all repairs,
    modifications, replacements,
    renovations and alterations of the
    Leased Property (and such private
    roadways, sidewalks and curbs) that
    are necessary to comply with all
    applicable Legal Requirements and
    Insurance Requirements so that the
    Leased Property can be legally
    operated for the Primary Intended Use
    and, if applicable, the Other
    Permitted Uses.  All repairs,
    replacements, renovations,
    alterations, and modifications
    required by the terms of this Section
    8.1 shall be (a) performed in a good
    and workmanlike manner in compliance
    with all applicable Legal
    Requirements, Insurance Requirements
    and the requirements of Article 9
    hereof, using new materials well
    suited for their intended purpose and
    (b) consistent with the operation of
    the Facility in a reputable manner.
    Lessee will not take or omit to take
    any action the taking or omission of
    which might materially impair the
    value or the usefulness of the Leased
    Property for the Primary Intended Use
    and, if applicable, the Other
    Permitted Uses.  To the extent that
    any of the repairs, replacements,
    renovations, alterations or
    modifications required by the terms
    of this Section 8.1 constitute
    Material Structural Work, Lessee
    shall obtain Lessor's prior written
    approval (which approval shall not be
    unreasonably withheld) of the
    specific repairs, replacements,
    renovations, alterations and
    modifications to be performed by or
    on behalf of Lessee in connection
    with such Material Structural Work.
    Notwithstanding the foregoing, in the
    event of a bona fide emergency during
    which Lessee is unable to contact the
    appropriate representatives of
    Lessor, Lessee may commence such
    Material Structural Work as may be
    necessary in order to address such
    emergency without Lessor's prior
    approval, provided, however, that
    Lessee shall immediately thereafter
    advise Lessor of such emergency and
    the nature and scope of the Material
    Structural Work commenced and shall
    obtain Lessor's approval of the
    remaining Material Structural Work to
    be completed.

        8.1.2  NO LESSOR OBLIGATION.
    Lessor shall not, under any
    circumstances, be required to build
    or rebuild any improvements on the
    Leased Property (or any private
    roadways, sidewalks or curbs
    appurtenant thereto), or to make any
    repairs, replacements, renovations,
    alterations, restorations,
    modifications, or renewals of any
    nature or description to the Leased
    Property (or any private roadways,
    sidewalks or curbs appurtenant
    thereto), whether ordinary or
    extraordinary, structural or non-
    structural, foreseen or unforeseen,
    or to make any expenditure whatsoever
    with respect thereto in connection
    with this Lease, or to maintain the
    Leased Property (or any private
    roadways, sidewalks or curbs
    appurtenant thereto) in any way.

        8.1.3  LESSEE MAY NOT OBLIGATE
    LESSOR.  Nothing contained herein nor
    any action or inaction by Lessor
    shall be construed as (a)
    constituting the consent or request
    of Lessor, express or implied, to any
    contractor, subcontractor, laborer,
    materialman or vendor to or for the
    performance of any labor or services
    for any construction, alteration,
    addition, repair or demolition of or
    to the Leased Property or (b) except
    as otherwise provided in this Lease,
    giving Lessee any right, power or
    permission to contract for or permit
    the performance of any labor or
    services or the furnishing of any
    materials or other property in such
    fashion as would permit the making of
    any claim against Lessor for the
    payment thereof or to make any
    agreement that may create, or in any
    way be the basis for, any right,
    title or interest in, or Lien or
    claim against, the estate of Lessor
    in the Leased Property.  Without
    limiting the generality of the
    foregoing and except as otherwise
    provided in this Lease, the right
    title and interest of Lessor in and
    to the Leased Property shall not be
    subject to liens or encumbrances for
    the performance of any labor or
    services or the furnishing of any
    materials or other property furnished
    to the Leased Property at or by the
    request of Lessee or any other Person
    other than Lessor.  Lessee shall
    notify any contractor, subcontractor,
    laborer, materialman or vendor
    providing any labor, services or
    materials to the Leased Property of
    this provision.

    8.2  ENCROACHMENTS; TITLE
RESTRICTIONS.  If any of the Leased
Improvements shall, at any time, encroach upon any property, street or right-of-way adjacent to the Leased Property, or shall violate the agreements or conditions contained in any lawful restrictive covenant or other Lien now or hereafter affecting the Leased Property, or shall impair the rights of others under any easement, right-of-way or other Lien to which the Leased Property is now or hereafter subject, then promptly upon the request of Lessor, Lessee shall, at its sole cost and expense, subject to Lessee's right to contest the existence of any encroachment, violation or impairment as set forth in Article 15, (a) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment or
(b) make such alterations to the Leased
Improvements, and take such other actions, as Lessee in the good faith exercise of its judgment deems reasonably practicable, to remove such encroachment, or to end such violation or impairment, including, if necessary, the alteration of any of the Leased Improvements. Notwithstanding the foregoing, Lessee shall, in any event, take all such actions as may be reasonably necessary in order to be able to continue the operation of the Leased Improvements for the Primary Intended Use and, if applicable, the Other Permitted Uses substantially in the manner and to the extent that the Leased Improvements were operated prior to the assertion of such encroachment, violation or impairment and nothing contained herein shall limit
Lessee's obligations to operate the Leased
Property in accordance with its Primary
Intended Use.  Any such alteration made
pursuant to the terms of this Section 8.2 shall be completed in conformity with the applicable requirements of Section 8.1 and
Article 9.  Lessee's obligations under
this Section 8.2 shall be in addition to and shall in no way discharge or diminish any obligation of any insurer under any policy of title or other insurance. If and to the extent any obligation of an insurer under any policy of title or other insurance exists and Lessee has incurred costs and expenses with respect to the subject matter of such obligation and provided Lessor is reasonably satisfied with the resolution of such subject matter, at the request of Lessee, Lessor, at Lessor's option, shall either assign to Lessee any right it may have to proceed against such insurer or remit to Lessee any amount which Lessor recovers from such insurer, minus any amounts needed to reimburse Lessor for its reasonable costs and expenses, for the costs and expenses incurred by Lessee in reconstructing the Facility or taking such other action reasonably required in order to create a viable and functional Facility under all of the circumstances.


ARTICLE 9

MATERIAL STRUCTURAL WORK AND
CAPITAL ADDITIONS

    9.1  LESSOR'S APPROVAL.  Without the
prior written consent of Lessor, which
consent may be withheld by Lessor, in its sole and absolute discretion, Lessee shall make no Capital Addition or Material
Structural Work to the Leased Property
(including, without limitation, any change in the size or unit capacity of the Facility), except as may be otherwise expressly required pursuant to Article 8.

    9.2  GENERAL PROVISIONS AS TO CAPITAL
ADDITIONS AND CERTAIN MATERIAL STRUCTURAL
WORK.  As to any Capital Addition or
Material Structural Work (other than such
Material Structural Work that is required to be performed pursuant to the terms of
Section 8.1) for which Lessor has granted its prior written approval, the following terms and conditions shall apply unless otherwise expressly set forth in Lessor's written approval.

        9.2.1 NO LIENS.  Lessee shall not
    be permitted to create any Lien on
    the Leased Property in connection
    with any Capital Addition or Material
    Structural Work (including, without
    limitation, Liens relating to the
    provision of financing for a Capital
    Addition) other than Liens expressly
    permitted by the terms and provisions
    of this Lease Agreement.

        9.2.2 LESSEE'S PROPOSAL REGARDING
    CAPITAL ADDITIONS AND MATERIAL
    STRUCTURAL WORK.  If Lessee desires
    to undertake any Capital Addition or
    Material Structural Work, Lessee
    shall submit to Lessor in writing a
    proposal setting forth in reasonable
    detail any proposed Capital Addition
    or Material Structural Work and shall
    provide to Lessor copies of, or
    information regarding, the applicable
    plans and specifications, Permits,
    Contracts and any other materials
    concerning the proposed Capital
    Addition or Material Structural Work,
    as the case may be, as Lessor may
    reasonably request.  Without limiting
    the generality of the foregoing, each
    such proposal pertaining to any
    Capital Addition shall indicate the
    approximate projected cost of
    constructing such Capital Addition,
    the use or uses to which it will be
    put and a good faith estimate of the
    change, if any, in the Gross Revenues
    that Lessee anticipates will result
    from the construction of such Capital
    Addition.

        9.2.3 LESSOR'S OPTIONS REGARDING
    CAPITAL ADDITIONS AND MATERIAL
    STRUCTURAL WORK.  Lessor shall have
    the options of:  (a) denying
    permission for the construction of
    the applicable Capital Addition or
    Material Structural Work, (b)
    offering to finance the construction
    of the Capital Addition pursuant to
    Section 9.3 on such terms as may be
    specified by Lessor, including the
    terms of any amendment to this Lease,
    including, without limitation, an
    increase in Base Rent based on
    Lessor's then existing terms and
    prevailing conditions to compensate
    Lessor for the additional funds
    advanced by it, (c) allowing Lessee
    to separately pay for or finance the
    construction of the Capital Addition,
    subject to compliance with the terms
    and conditions of Section 9.2.1,
    Section 9.4, Section 13.1.3, all
    applicable Legal Requirements, all
    other requirements of this Lease and
    to such other terms and conditions as
    Lessor may in its discretion
    reasonably impose or (d) any
    combination of the foregoing.  Unless
    Lessor notifies Lessee in writing of
    a contrary election within thirty
    (30) days of Lessee's request or
    unless Lessor is required to consent
    thereto pursuant to this Section
    9.2.3, Lessor shall be deemed to have
    denied the request for the Capital
    Addition or Material Structural Work.
    In the event and to the extent Lessor
    has granted permission for the
    construction of the applicable
    Capital Addition or Material
    Structural Work and (x) Lessor has
    not offered to finance the
    construction of the same or (y)
    Lessee declines to accept the
    financing offered by Lessor, Lessee
    may
              separately finance such
    construction, subject to the
    limitation on Liens set forth in
    Section 9.2.1, or pay for such
    construction itself.  In the event
    Lessee declines to accept the
    financing offered by Lessor or if
    Lessor has not offered such financing
    to Lessee and proposes to obtaining
    financing from another Person, Lessee
    shall inform Lessor in writing of the
    terms and conditions of such
    financing and shall provide Lessor
    with a copy of a commitment letter
    evidencing the same and Lessor may,
    by giving notice thereof to Lessee
    within twenty (20) days following
    being so informed, elect to provide
    financing to Lessee at the effective
    rate of interest as such financing.
    Lessor shall not unreasonably
    withhold its permission for the
    construction of Material Structural
    Work which is necessary to protect
    the safety or welfare of residents of
    the Facility.

        9.2.4 LESSOR MAY ELECT TO FINANCE
    CAPITAL ADDITIONS.  If Lessor elects
    to offer financing for the proposed
    Capital Addition and Lessee accepts
    Lessor's financing proposal, the
    provisions of Section 9.3 shall
    apply.

    9.3  CAPITAL ADDITIONS FINANCED BY
LESSOR.

        9.3.1 ADVANCES.  All advances of
    funds for any such financing shall be
    made in accordance with Lessor's then
    standard construction loan
    requirements and procedures, which
    may include, without limitation, the
    requirements and procedures
    applicable to Work under Sections
    13.1.3 and 13.1.4.

        9.3.2 LESSOR'S GENERAL
    REQUIREMENTS.  If Lessor agrees to
    finance the proposed Capital Addition
    and Lessee accepts Lessor's proposal
    therefor, in addition to all other
    items which Lessor or any applicable
    Financing Party may reasonably
    require, Lessee shall provide to
    Lessor the following:

                   (a)  prior to any
         advance of funds, (i) any
         information, opinions,
         certificates, Permits or
         documents reasonably requested
         by Lessor or any applicable
         Financing Party which are
         necessary to confirm that Lessee
         is reasonably expected to be
         able to use the Capital Addition
         upon completion thereof in
         accordance with the Primary
         Intended Use and/or, if
         applicable, the Other Permitted
         Uses and (ii) evidence
         satisfactory to Lessor and any
         applicable Financing Party that
         all Permits required for the
         construction and use of the
         Capital Addition have been
         received, are in full force and
         effect and are not subject to
         appeal, except only for those
         Permits which cannot in the
         normal course be obtained prior
         to commencement or completion of
         the construction;

                           provided, that
         Lessor and any applicable
         Financing Party are furnished
         with reasonable evidence that
         the same is reasonably expected
         to be available in the normal
         course of business without
         unusual condition;

                   (b)  prior to any
         advance of funds, an Officer's
         Certificate and, if requested, a
         certificate from Lessee's
         architect, setting forth in
         reasonable detail the projected
         (or actual, if available)
         Capital Addition Cost;

                   (c)  bills of sale,
         instruments of transfer and
         other documents required by
         Lessor so as to vest title to
         the Capital Addition in Lessor
         free and clear of all Liens
         (except to the extent a Lien is
         being duly contested in
         accordance with the terms and
         provisions of this Lease), and
         amendments to this Lease and any
         recorded notice or memorandum
         thereof, duly executed and
         acknowledged, in form and
         substance reasonably
         satisfactory to Lessor,
         providing for any changes
         required by Lessor including,
         without limitation, changes in
         the Base Rent and the legal
         description of the Land;

                   (d)  upon payment
         therefor, a deed conveying to
         Lessor title to any land
         acquired for the purpose of
         constructing the Capital
         Addition ("Additional Land")
         free and clear of any Liens
         except those approved by Lessor;

                   (e)  upon completion
         of the Capital Addition, a final
         as-built survey thereof reason
         ably satisfactory to Lessor, if
         required by Lessor;

                   (f)  during and
         following the advance of funds
         and the completion of the
         Capital Addition, endorsements
         to any outstanding policy of
         title insurance covering the
         Leased Property satisfactory in
         form and substance to Lessor (i)
         updating the same without any
         additional exception except as
         may be reasonably permitted by
         Lessor and (ii) increasing the
         coverage thereof by an amount
         equal to the Fair Market Value
         of the Capital Addition and/or
         increasing the coverage thereof
         by an amount equal to the Fair
         Market Value of the Additional
         Land and including the
         Additional Land in the premises
         covered by such title insurance
         policy;

                   (g)  simultaneous with
         the initial advance of funds, if
         appropriate, (i) an owner's
         policy of title insurance
         insuring fee simple title to any
         Additional Land conveyed to
         Lessor pursuant to subparagraph
         (d) free and
                           clear of all
         Liens except those approved by
         Lessor and (ii) an owner's
         policy of title insurance
         reasonably satisfactory in form
         and substance to Lessor and a
         lender's policy of title
         insurance reasonably
         satisfactory in form and
         substance to any applicable
         Financing Party;

                   (h)  following the
         completion of the Capital
         Addition, if reasonably deemed
         necessary by Lessor, an
         appraisal of the Leased Property
         by an M.A.I. appraiser
         acceptable to Lessor, which
         states that the Fair Market
         Value of the Leased Property
         upon completion of the Capital
         Addition exceeds the Fair Market
         Value of the Leased Property
         prior to the commencement of
         such Capital Addition by an
         amount not less than one hundred
         twenty-five percent (125%) of
         the Capital Addition Cost; and

                   (i)  during or
         following the advancement of
         funds, prints of architectural
         and engineering drawings
         relating to the Capital Addition
         and such other materials,
         including, without limitation,
         the modifications to outstanding
         policies of title insurance
         contemplated by subsection (f)
         above, opinions of counsel,
         appraisals, surveys, certified
         copies of duly adopted resolu
         tions of the board of directors
         of Lessee authorizing the
         execution and delivery of the
         lease amendment and any other
         documents and instruments as may
         be reasonably required by Lessor
         and any applicable Financing
         Party.

        9.3.3 PAYMENT OF COSTS.  By
    virtue of making a request to finance
    a Capital Addition, whether or not
    such financing is actually
    consummated, Lessee shall be deemed
    to have agreed to pay, upon demand,
    all costs and expenses reasonably
    incurred by Lessor and any Person
    participating with Lessor in any way
    in the financing of the Capital
    Addition Cost, including, but not
    limited to (a) fees and expenses of
    their respective attorneys, (b) all
    photocopying expenses, if any, (c)
    the amount of any filing,
    registration and recording taxes and
    fees, (d) documentary stamp taxes and
    intangible taxes (e) title insurance
    charges and appraisal fees.

    9.4  GENERAL LIMITATIONS.  Without in
any way limiting Lessor's options with
respect to proposed Capital Additions or Material Structural Work: (a) no Capital
Addition or Material Structural Work shall be completed that could, upon completion, significantly alter the character or purpose or detract from the value or operating efficiency of the Leased
Property, or significantly impair the
revenue-producing capability of the Leased
Property, or adversely affect the ability of Lessee to comply with the terms of this Lease; (b) no Capital Addition or Material
Structural Work
shall be completed which would tie in or connect any Leased Improvements on the Leased Property with any other improvements on property adjacent to the Leased Property (and not part of the Land covered by this Lease) including, without limitation, tie-ins of buildings or other structures or utilities, unless Lessee shall have obtained the prior written approval of Lessor, which approval may be withheld in Lessor's sole and absolute discretion and (c) all proposed Capital
Additions and Material Structural Work
shall be architecturally integrated and
consistent with the Leased Property.

    9.5  NON-CAPITAL ADDITIONS.  Lessee
shall have the obligation and right to
make repairs, replacements and alterations which are not Capital Additions as required by the other Sections of this Lease, but in so doing, Lessee shall always comply with and satisfy the conditions of Section 9.4. Lessee shall have the right, from time to time, to make additions, modifications or improvements to the Leased Property which do not constitute Capital Additions or Material
Structural Work as it may deem to be
desirable or necessary for its uses and
purposes, subject to the same limits and conditions imposed under Section 9.4. The cost of any such repair, replacement, alteration, addition, modification or improvement shall be paid by Lessee and the results thereof shall be included under the terms of this Lease and become a part of the Leased Property, without payment therefor by Lessor at any time.
Notwithstanding the foregoing, all such
additions, modifications and improvements which affect the structure of any of the Leased Improvements, or which involve the expenditure of more than FIFTY THOUSAND
DOLLARS ($50,000.00), shall be undertaken only upon compliance with the provisions of Section 13.1.3, all applicable Legal
Requirements and all other applicable
requirements of this Lease; provided,
however, that in the event of a bona fide emergency during which Lessee is unable to contact the appropriate representatives of
Lessor, Lessee may commence such
additions, modifications and improvements as may be necessary in order to address such emergency without Lessor's prior approval, as long as Lessee immediately thereafter advises Lessor of such emergency and the nature and scope of the additions, modifications and improvements performed and obtains Lessor's approval of the remaining work to be completed. Any such addition, modification and improvement which affects the structure of any of the Leased Improvements which is not a Capital Addition or Material
Structural Work shall be exempt from the requirements of Section 9.2 hereof.

    9.6  COMPENSATION TO LESSEE FOR
CAPITAL ADDITIONS PAID FOR OR FINANCED BY
LESSEE.  Upon the expiration or earlier
termination of this Lease, except by
reason of the default by Lessee hereunder, Lessor shall compensate Lessee for all Capital Additions paid for or financed by Lessee in any of the following ways, determined in the sole discretion of
Lessor:

    (a)  By purchasing all Capital
Additions paid for or financed by Lessee from Lessee for cash in the amount of the Fair Market Added Value (determined as of the date of such purchase) of all such Capital Additions paid for or financed by Lessee; or

    (b)  By purchasing such Capital
Addition from Lessee by delivering to
Lessee Lessor's purchase money promissory
note in the amount of said Fair Market
Added Value, due and payable no later than eighteen (18) months after the date of expiration or other termination of this Lease, bearing interest at a rate equal to one hundred ten percent (110%) of the applicable federal rate (determined at the time of execution of such note pursuant to
Section 1274 of the Code or any successor section thereto), compounded semiannually, or, if no such rate exists, or such rate is in excess of that permitted under applicable law, at the Prime Rate, which interest shall be payable monthly, and which note shall be secured by a mortgage on the Leased Property, subject to all Liens on the Leased Property at the time of such purchase; or

    (c)  By Lessor assigning to Lessee
under appropriate written instruments the right to receive an amount equal to the Added Value Percentage (determined as of the expiration of earlier termination of this Lease) from all rent and other consideration receivable by Lessor under any re-letting or other disposition of the Leased Property, after deducting all costs and expenses incurred by Lessor in connection with such re-letting or other disposition of the leased Property and all costs and expenses of operating and maintaining the Leased Property during any such new lease which are not borne by the tenant thereunder. The provisions of this Subparagraph (c) shall remain in effect until the sale or other final disposition of the Leased Property in which event
Lessor shall pay to Lessee the outstanding balance of the Fair Market Added Value in accordance with Subparagraph (a), (b), or
(d) of this Section 9.6, after deducting any amounts received by Lessee under this Subparagraph (c); or

    (d)  Such other arrangement regarding
such compensation as shall be mutually
acceptable to Lessor and Lessee.


ARTICLE 10

WARRANTIES AND REPRESENTATIONS

    10.1 REPRESENTATIONS AND WARRANTIES.
Lessee hereby represents and warrants to, and covenants and agrees with, Lessor that:

        10.1.1     EXISTENCE; POWER;
    QUALIFICATION.

        Lessee is a corporation duly
    organized, validly existing and in
    good standing under the laws of the
    State of Washington.  Lessee has all
    requisite corporate power to own and
    operate its properties and to carry
    on its business as now conducted and
    is duly qualified to transact
    business and is in good standing in
    each jurisdiction where such
    qualification is necessary or
    desirable in order to carry out its
    business as presently conducted.  As
    of the date of this Agreement, Lessee
    does not have any Subsidiaries and
    Lessee is not a member of any
    partnership or joint venture.
    Attached hereto as EXHIBIT C is a
    true and correct list of all of the
    shareholders of Lessee and their
    respective ownership interests in
    Lessee;

        10.1.2     VALID AND BINDING.
    Lessee is duly authorized to make and
    enter into all of the Lease Documents
    to which Lessee is a party and to
    carry out the transactions
    contemplated therein.  All of the
    Lease Documents to which Lessee is a
    party have been duly executed and
    delivered by Lessee, and each is a
    legal, valid and binding obligation
    of Lessee, enforceable in accordance
    with its terms.

        10.1.3     SINGLE PURPOSE.
    Lessee is, and during the entire time
    that this Lease remains in force and
    effect shall be, engaged in no
    business, trade or activity other
    than the operation and development of
    the Leased Property for the Primary
    Intended Use and such other
    activities in which Lessee may be
    permitted to engage by the provisions
    of Meditrust/Emeritus Transaction
    Documents.  The fiscal year of
    Lessee, and the Guarantor is the
    Fiscal Year.

        10.1.4     NO VIOLATION.  The
    execution, delivery and performance
    of the Lease Documents by the members
    of the Leasing Group and the
    consummation by the members of the
    Leasing Group of the transactions
    thereby contemplated shall not result
    in any breach of, or constitute a
    default under, or result in the
    acceleration of, or constitute an
    event which, with the giving of
    notice or the passage of time, or
    both, could result in default or
    acceleration of any obligation of any
    such member of the Leasing Group
    under any of the Permits or Contracts
    or any other contract, mortgage,
    lien, lease, agreement, instrument,
    franchise, arbitration award,
    judgment, decree, bank loan or credit
    agreement, trust indenture or other
    instrument to which any member of the
    Leasing Group is a party or by which
    any member of the Leasing Group may
    be bound or affected and do not
    violate or contravene any Legal
    Requirement.

        10.1.5     CONSENTS AND
    APPROVALS.  Except as already
    obtained or filed or, with respect to
    the Project, reasonably expected to
    be obtained in the ordinary course of
    business prior to or upon the
    Completion of the Project, as the
    case may be, no consent or approval
    or other authorization of, or
    exemption by, or declaration or
    filing with, any Person and no waiver
    of any right by any Person is
    required to authorize or permit, or
    is otherwise required as a condition
    of the execution, delivery and
    performance of its obligations under
    the Lease Documents by any member of
    the Leasing Group or as a condition
    to the validity (assuming the due
    authorization, execution and delivery
    by Lessor of the Lease Documents to
    which it is a party) and the first
    priority of any Liens granted under
    the Lease Documents, except the
    filing of the Financing Statements.

        10.1.6     NO LIENS OR INSOLVENCY
    PROCEEDINGS.  Each member of the
    Leasing Group in existence as of the
    date hereof is financially solvent
    and there are no actions, suits,
    investigations or proceedings
    including, without limitation,
    outstanding federal or state tax
    liens, garnishments or insolvency or
    bankruptcy proceedings, pending or,
    to the best of Lessee's knowledge and
    belief, threatened:

                   (a)  against or
         affecting any member of the
         Leasing Group, which if
         adversely resolved to such
         member of the Leasing Group,
         would materially adversely
         affect the ability of any of the
         foregoing to perform their
         respective obligations under the
         Lease Documents;

                   (b)  against or
         affecting the Leased Property or
         the ownership, construction,
         development, maintenance,
         management, repair, use,
         occupancy, possession or
         operation thereof; or

                   (c)  which may involve
         or affect the validity, priority
         or enforceability of any of the
         Lease Documents, at law or in
         equity, or before or by any
         arbitrator or Governmental
         Authority.

        10.1.7     INTENTIONALLY DELETED.

        10.1.8     COMMERCIAL ACTS.
    Lessee's performance of and
    compliance with the obligations and
    conditions set forth herein and in
    the other Lease Documents will
    constitute commercial acts done and
    performed for commercial purposes.

        10.1.9     ADEQUATE CAPITAL, NOT
    INSOLVENT.  After giving effect to
    the consummation of the transactions
    contemplated by the Lease Documents,
    each member of the Leasing Group:

                   (a)  will be able to
         pay its debts as they become
         due;

                   (b)  will have
         sufficient funds or available
         capital to carry on its business
         as now conducted or as
         contemplated to be conducted (in
         accordance with the terms of the
         Lease Documents); and

                   (c)  will not be
         rendered insolvent as determined
         by applicable law.

          10.1.10        NOT DELINQUENT.
     Except as permitted under Section
     11.3.8, no member of the Leasing
     Group which exists as of the date
     hereof is delinquent or claimed to be
     delinquent under any obligation for
     the payment of borrowed money.

          10.1.11        NO AFFILIATE
     DEBT.  Lessee has not created,
     incurred, guaranteed, endorsed,
     assumed or suffered to exist any
     liability (whether direct or
     contingent) for borrowed money from
     the Guarantor (or any of its
     Affiliates) or any Affiliate of
     Lessee which has not been fully
     subordinated to the Lease
     Obligations.

          10.1.12        TAXES CURRENT.
     Each member of the Leasing Group
     which exists as of the date hereof
     has filed all federal, state and
     local tax returns which are required
     to be filed as to which extensions
     are not currently in effect and has
     paid all taxes, assessments,
     impositions, fees and other
     governmental charges (including
     interest and penalties) which have
     become due pursuant to such returns
     or pursuant to any assessment or
     notice of tax claim or deficiency
     received by each such member of the
     Leasing Group.  No tax liability has
     been asserted by the Internal Revenue
     Service against any member of the
     Leasing Group or any other federal,
     state or local taxing authority for
     taxes, assessments, impositions, fees
     or other governmental charges
     (including interest or penalties
     thereon) in excess of those already
     paid.

          10.1.13        FINANCIALS
COMPLETE AND ACCURATE.  The financial
statements of each member of the Leasing
Group given to Lessor in connection with the execution and delivery of the Lease
Documents were true, complete and
accurate, in all material respects, and
fairly presented the financial condition of each such member of the Leasing Group as of the date thereof and for the periods covered thereby, having been prepared in accordance with GAAP and such financial statements disclosed all liabilities, including, without limitation, contingent liabilities, of each such member of the Leasing Group as of the date thereof.
There has been no material adverse change since such date with respect to the Net
Worth of any such member of the Leasing
Group or with respect to any other matters contained in such financial statements, nor have any additional material liabilities, including, without limitation, contingent liabilities, of any such member of the Leasing Group arisen or been incurred or asserted since such date except as otherwise disclosed to Lessor.
The projections heretofore delivered to
Lessor continue to be reasonable (with
respect to the material assumptions upon which such projections are based) and Lessee reasonably anticipates based on information currently available to it after due inquiry the results projected therein will be achieved, there having been (a) no material adverse change in the business, assets or condition, financial or otherwise of any such member of the Leasing Group or the Leased Property and
(b) no material depletion of the cash or decrease in working capital of any such member of the Leasing Group.

          10.1.14        PENDING ACTIONS,
     NOTICES AND REPORTS.

          (a)  There is no action or
     investigation pending or, to the best
     knowledge and belief of Lessee,
     threatened, anticipated or
     contemplated (nor, to the knowledge
     of Lessee, is there any reasonable
     basis therefor) against or affecting
     the Leased Property or any member of
     the Leasing Group (or any Affiliate
     thereof) before any Governmental
     Authority which could prevent or
     hinder the consummation of the
     transactions contemplated hereby or
     call into question the validity of
     any of the Lease Documents or any
     action taken or to be taken in
     connection with the transactions
     contemplated thereunder or which in
     any single case or in the aggregate
     might result in any material adverse
     change in the business, prospects,
     condition, affairs of any member of
     the Leasing Group or the Leased
     Property (including, without
     limitation, any action to revoke,
     withdraw or suspend any Permit
     necessary or desirable for the
     operation of the Leased Property in
     accordance with its Primary Intended
     Use and any action to transfer or
     relocate any such Permit to a
     location other than the Leased
     Property) or any material impairment
     of the right or ability of any member
     of the Leasing Group to carry on its
     operations as presently conducted or,
     with respect to the Project, proposed
     upon

              Completion of the Project to
     be conducted with respect to the
     Leased Property or with respect to
     its obligations under the Lease
     Documents.

          (b)  Neither the Facility nor
     any member of the Leasing Group has
     received any notice of any claim,
     requirement or demand of any
     Governmental Authority, Accreditation
     Body, if any, Third Party Payor or
     any insurance body having or claiming
     any licensing, certifying,
     supervising, evaluating or
     accrediting authority over the Leased
     Property to rework or redesign the
     Leased Property, its professional
     staff or its professional services,
     procedures or practices in any
     material respect or to provide
     additional furniture, fixtures,
     equipment or inventory or to
     otherwise take action so as to make
     the Leased Property conform to or
     comply with any Legal Requirement;

          (c)    The most recent
     utilization reviews, if any, relating
     to the Leased Property by all
     applicable Third Party Payors,
     Accreditation Bodies and Governmental
     Authorities and all applicable
     reviews or scrutiny by any managed
     care or utilization review companies,
     if any, have not had a material
     adverse impact on the utilization of
     units or programs at any of the
     Leased Property.  No claims or
     assertions have been made in any
     utilization review that any of the
     practices or procedures used at the
     Leased Property are improper or
     inappropriate other than such claims
     or assertions which singly and in the
     aggregate will not have a material
     adverse impact on the Leased
     Property; and

          (d)   Lessee has delivered or
     caused to be delivered to Lessor true
     and correct copies of all licenses,
     inspection surveys and accreditation
     reviews, if any, relating to the
     Leased Property, issued by any
     Governmental Authority during the
     most recent licensing period,
     together with all plans of correction
     relating thereto.

          10.1.15        COMPLIANCE WITH
     LEGAL AND OTHER REQUIREMENTS.

          (a)  Lessee and the Leased
     Property (with respect to the
     Project, to the extent consistent
     with the stage of construction of the
     Project) and the ownership,
     construction, development,
     maintenance, management, repair, use,
     occupancy, possession and operation
     thereof comply with all applicable
     Legal Requirements and there is no
     claim of any violation thereof known
     to Lessee.  Without limiting the
     foregoing, Lessee has obtained all
     Permits that are necessary or
     desirable to operate the Leased
     Property in accordance with its
     Primary Intended Use or, with respect
     to the Project, reasonably expects to
     obtain such Permits prior to, or
     upon, the Completion of the Project.

          (b)  Except as previously
     delivered to Lessor pursuant to
     Section 10.1.14(d) hereof, there are
     no outstanding notices of
     deficiencies, notices of proposed
     action or orders of any kind relating
     to the Leased Property, if any,
     issued by any Governmental Authority
     requiring conformity to any of the
     applicable Legal Requirements.

          10.1.16        NO ACTION BY
     GOVERNMENTAL AUTHORITY OR
     ACCREDITATION BODY.  There is no
     action pending or, to the best
     knowledge and belief of Lessee,
     recommended, by any Governmental
     Authority to revoke, repeal, cancel,
     modify, withdraw or suspend any
     Permit or Contract or to take any
     other action of any other type which
     could have a material adverse effect
     on the Leased Property.

          10.1.17        PROPERTY MATTERS.

          (a)  The Leased Property is free
     and clear of agreements, covenants
     and Liens, except those agreements,
     covenants and Liens to which this
     Lease is expressly subject, whether
     presently existing, as are listed on
     EXHIBIT B or were listed on the UCC
     lien search results delivered to
     Lessor at or prior to the execution
     and delivery of this Lease (and were
     not required to be terminated as a
     condition of the execution and
     delivery of this Lease), or which may
     hereafter be created in accordance
     with the terms hereof (collectively
     referred to herein as the "Permitted
     Encumbrances"); and Lessee shall
     warrant and defend Lessor's title to
     the Leased Property against any and
     all claims and demands of every kind
     and nature whatsoever;

          (b)  There is no Condemnation or
     similar proceeding pending with
     respect to or affecting the Leased
     Property, and Lessee is not aware, to
     the best of Lessee's knowledge and
     belief, that any such proceeding is
     contemplated;

          (c)  No part of the Collateral
     or the Leased Property has been
     damaged by any fire or other
     casualty.  The Leased Improvements
     (except the Project prior to
     completion of the Project) are in
     good operating condition and repair,
     ordinary wear and tear excepted, free
     from known defects in construction or
     design;

          (d)  None of the Permitted
     Encumbrances has or is likely to have
     a material adverse impact upon, nor
     interfere with or impede, in any
     material respect, the operation of
     the Leased Property in accordance
     with the Primary Intended Use;

          (e)  All buildings, facilities
     and other improvements necessary,
     both legally and practically, for the
     proper and efficient operation of the
     Facility are (or in the case of the
     Project, will be) located upon the
     Leased Property and all real property
     and personal property currently
     utilized by Lessee is (or in the case
     of the Project, will be) included
     within the definition of the Leased
     Property or the Collateral;

          (f)  The Leased Property abuts
     on and has direct vehicular access to
     a public road or access to a public
     road via permanent, irrevocable,
     appurtenant easements;

          (g)  The Leased Property
     constitutes a parcel(s) for real
     estate tax purposes separate from any
     real property that does not
     constitute a portion of the Leased
     Property and no portion of any real
     property that does not constitute a
     portion of the Leased Property is
     part of the same tax parcel as any
     part of the Leased Property;

          (h)  All utilities necessary for
     the use and operation of the Facility
     are available to the lot lines of the
     Leased Property:

                     (i) in sufficient
          supply and capacity;

                     (ii)     through
          validly created and existing
          easements of record appurtenant
          to or encumbering the Leased
          Property (which easements shall
          not impede or restrict the
          operation of the Facility);

                     (iii)    without need
          for any Permits and/or Contracts
          to be issued by or entered into
          with any Governmental Authority,
          except as already obtained or
          executed, as the case may be, or
          as otherwise shown to the
          satisfaction of Lessor to be
          readily obtainable; and

                     (iv)     Lessee has
          made no structural alterations
          or improvements to any of the
          Leased Improvements that changed
          the foot-print of any of the
          Leased Improvements, added an
          additional story to any of the
          Leased Improvements, decreased
          the amount of parking available
          on the Leased Property or
          otherwise involved any
          alteration which would be
          regulated by applicable zoning
          requirements, in each case
          without the express written
          consent of Lessor.  Except for
          matters which have been
          disclosed to Lessor or
          concerning which Lessor has
          independent actual knowledge,
          Lessee has no actual knowledge
          of any such structural
          alteration or
                             improvement
          made to any of the Leased
          Improvements during the last ten
          (10) years and has no knowledge
          of any such structural
          alteration or renovation made to
          any of the Leased Improvements
          or any such decrease in parking
          during such period.

          10.1.18        THIRD PARTY PAYOR
     AGREEMENTS.

          Neither Lessee nor the Facility
     is qualified as a provider of
     services under or participates in any
     Third Party Payor Programs and
     neither Lessor nor the Facility is
     accredited by any Accreditation Body.

          10.1.19        RATE LIMITATIONS.
     The State currently imposes no
     restrictions or limitations on rates
     which may be charged to private pay
     residents receiving services at the
     Facility.

          10.1.20        FREE CARE.  There
     are no Contracts, Permits or
     applicable Legal Requirements which
     require that, a percentage of units
     in any program at the Facility be
     reserved for Medicaid or Medicare
     eligible residents or that the
     Facility provide a certain amount of
     welfare, free or charity care or
     discounted or government assisted
     resident care.

          10.1.21        NO PROPOSED
     CHANGES.  Lessee has no actual
     knowledge of any applicable Legal
     Requirements which have been enacted,
     promulgated or issued within the
     eighteen (18) months preceding the
     date of this Lease or any proposed
     applicable Legal Requirements
     currently pending in the State which
     may materially adversely affect rates
     at the Facility (or any program
     operated by a member of the Leasing
     Group in conjunction with the
     Facility) or may result in the
     likelihood of increased competition
     at the Facility or the imposition of
     Medicaid, Medicare, charity, free
     care, welfare or other discounted or
     government assisted residents at the
     Facility or require that Lessee or
     the Facility obtain a certificate of
     need, Section 1122 approval or the
     equivalent, which Lessee or the
     Facility does not currently possess.

          10.1.22        ERISA.  No
     employee pension benefit plan
     maintained by any member of the
     Leasing Group has any accumulated
     funding deficiency within the meaning
     of the ERISA, nor does any member of
     the Leasing Group have any material
     liability to the PBGC established
     under ERISA (or any successor
     thereto) in connection with any
     employee pension benefit plan (or
     other class of benefit which the PBGC
     has elected to insure), and there
     have been no "reportable events" (not
     waived) or "prohibited transactions"
     with respect to any such plan, as
     those terms are
              defined in Section 4043 of
     ERISA and Section 4975 of the
     Internal Revenue Code of 1986, as now
     or hereafter amended, respectively.

          10.1.23        NO BROKER.  No
     member of the Leasing Group nor any
     of their respective Affiliates has
     dealt with any broker or agent in
     connection with the transactions
     contemplated by the Lease Documents.

          10.1.24        NO IMPROPER
     PAYMENTS.  No member of the Leasing
     Group nor any of their respective
     Affiliates has:

                   (a)  made any
         contributions, payments or gifts
         of its funds or property to or
         for the private use of any
         government official, employee,
         agent or other Person where
         either the payment or the
         purpose of such contribution,
         payment or gifts is illegal
         under the laws of the United
         States, any state thereof or any
         other jurisdiction (foreign or
         domestic);

                   (b)  knowingly
         established or maintained any
         unrecorded fund or asset for any
         purpose or knowingly made any
         false or artificial entries on
         any of its books or records for
         any reason;

                   (c)  made any payments
         to any Person with the intention
         or understanding that any part
         of such payment was to be used
         for any other purpose other than
         that described in the documents
         supporting the payment; or

                   (d)  made any
         contribution, or reimbursed any
         political gift or contribution
         made by any other Person, to
         candidates for public office,
         whether federal, state or local,
         where such contribution would be
         in violation of applicable law.

          10.1.25        NOTHING OMITTED.
     Neither this Lease, nor any of the
     other Lease Documents, nor any
     certificate, agreement, statement or
     other document, including, without
     limitation, any financial statements
     concerning the financial condition of
     any member of the Leasing Group,
     furnished to or to be furnished to
     Lessor or its attorneys in connection
     with the transactions contemplated by
     the Lease Documents, contains or will
     contain any untrue statement of a
     material fact or omits or will omit
     to state a material fact necessary in
     order to prevent all statements
     contained herein and therein from
     being misleading.  There is no fact
     within the special knowledge of
     Lessee which has not been disclosed
     herein or in writing to Lessor that
     materially adversely affects, or in
     the future, insofar as Lessee can
     reasonably foresee
               based on the information
     currently available to it after due
     inquiry, may materially adversely
     affect the business, properties,
     assets or condition, financial or
     otherwise, of any member of the
     Leasing Group or the Leased Property.

          10.1.26        NO MARGIN
     SECURITY.  Lessee is not engaged in
     the business of extending credit for
     the purpose of purchasing or carrying
     margin stock (within the meaning of
     Regulation U of the Board of
     Governors of the Federal Reserve
     System), and no part of the proceeds
     of the Meditrust Investment will be
     used to purchase or carry any margin
     security or to extend credit to
     others for the purpose of purchasing
     or carrying any margin security or in
     any other manner which would involve
     a violation of any of the regulations
     of the Board of Governors of the
     Federal Reserve System.  Lessee is
     not an "investment company" within
     the meaning of the Investment Company
     Act of 1940, as amended.

          10.1.27        NO DEFAULT.  No
     event or state of facts which
     constitutes, or which, with notice or
     lapse of time, or both, could
     constitute, a Lease Default has
     occurred and is continuing.

          10.1.28        PRINCIPAL PLACE
     OF BUSINESS.  The principal place of
     business and chief executive office
     of Lessee is located at 3131 Elliott
     Avenue, Suite 500, Seattle,
     Washington 98121-2162 (the "Principal
     Place of Business").

          10.1.29        LABOR MATTERS.
     There are no proceedings now pending,
     nor, to the best of Lessee's
     knowledge, threatened with respect to
     the operation of the Facility before
     the National Labor Relations Board,
     State Commission on Human Rights and
     Opportunities, State Department of
     Labor, U.S. Department of Labor or
     any other Governmental Authority
     having jurisdiction of employee
     rights with respect to hiring, tenure
     and conditions of employment, and no
     member of the Leasing Group has
     experienced any material controversy
     with any Facility administrator or
     other employee of similar stature or
     with any labor organization which
     has, or is likely, to have a
     materially adverse effect upon the
     financial condition and/or operations
     of the Facility.

          10.1.30        INTELLECTUAL
     PROPERTY.  Lessee is duly licensed or
     authorized to use all (if any)
     copyrights, rights of reproduction,
     trademarks, trade-names, trademark
     applications, service marks, patent
     applications, patents and patent
     license rights, (all whether
     registered or unregistered, U.S. or
     foreign), inventions, franchises,
     discoveries, ideas, research,
     engineering, methods, practices,
     processes, systems, formulae,
     designs, drawings, products,
     projects, improvements, developments,
              know-how and trade secrets
     which are used in or necessary for
     the development and/or operation of
     the Facility in accordance with its
     Primary Intended Use, without
     conflict with or infringement of any,
     and subject to no restriction, lien,
     encumbrance, right, title or interest
     in others.

          10.1.31        MANAGEMENT
     AGREEMENTS.  There is no Management
     Agreement in force and effect as of
     the date hereof.

     10.2 CONTINUING EFFECT OF
REPRESENTATIONS AND WARRANTIES.  All
representations and warranties contained in this Lease and the other Lease
Documents shall constitute continuing
representations and warranties which shall remain true, correct and complete throughout the Term. Notwithstanding the provisions of the foregoing sentence but without derogation from any other terms and provisions of this Lease, including, without limitation, those terms and provisions containing covenants to be performed or conditions to be satisfied on the part of Lessee, the representations and warranties contained in Sections
10.1.6, 10.1.7, 10.1.10, 10.1.14, 10.1.15,
10.1.17(b), 10.1.17(c), 10.1.17(i),
10.1.18, 10.1.19, 10.1.20, 10.1.21,
10.1.22, 10.1.27, 10.1.29, in the second
sentence of Section 10.1.12, in the second and third sentences of Section 10.1.13 and in the second sentence of Section 10.1.25 shall not constitute continuing representations and warranties throughout the Term provided, however, that nothing contained in the first sentence of Section
10.1.25 shall be construed as imposing any obligation on Lessee to update after the Commencement Date the information furnished to Lessor prior to the execution and delivery of this Lease but without derogation of any other obligation Lessee has under this Lease to provide information to Lessor.


ARTICLE 11

FINANCIAL AND OTHER COVENANTS

     11.1 STATUS CERTIFICATES.  At any
time, and from time to time, upon request from the other, Lessee and Lessor shall furnish to the other, within ten (10)
Business Days' after receipt of such
request, an Officer's Certificate
certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications) and the dates to which the Rent has been paid. Any Officer's
Certificate furnished pursuant to this
Section at the request of Lessor shall be addressed to any prospective purchaser or mortgagee of the Leased Property as Lessor may request and may be relied upon by Lessor and any such prospective purchaser or mortgagee of the Leased Property.

     11.2 FINANCIAL STATEMENTS; REPORTS;
NOTICE AND INFORMATION.

          11.2.1 OBLIGATION TO FURNISH.
     Lessee will furnish and shall cause
     to be furnished to Lessor the
     following statements, information and
     other materials:

                   (a)  ANNUAL
         STATEMENTS.  Within ninety (90)
         days after the end of each of
         their respective fiscal years,
         (i) a copy of the Consolidated
         Financials for each of (x)
         Lessee, (y) the Guarantor and
         (z) any Sublessee which is an
         Affiliate of Lessee for the
         preceding fiscal year, certified
         and, in the case of Guarantor,
         audited by, and with the
         unqualified opinion of,
         independent certified public
         accountants acceptable to Lessor
         and certified as true and
         correct by Lessee, the Guarantor
         or the applicable Sublessee, as
         the case may be (and, without
         limiting anything else contained
         herein, the Consolidated
         Financials for Lessee and for
         each such Sublessee shall
         include a detailed balance sheet
         for Leased Property as of the
         last day of such fiscal year and
         a statement of earnings from the
         Leased Property for such fiscal
         year showing, among other
         things, all rents and other
         income therefrom and all
         expenses paid or incurred in
         connection with the operation of
         the Leased Property);
         (ii) separate statements,
         certified as true and correct by
         Lessee, the Guarantor, any
         Manager which is an Affiliate of
         Lessee and each such Sublessee
         which is an Affiliate of Lessee,
         stating whether, to the best of
         the signer's knowledge and
         belief after making due inquiry,
         Lessee, the Guarantor, such
         Manager or any such Sublessee,
         as the case may be, is in
         default in the performance or
         observance of any of the terms
         of this Lease or any of the
         other Lease Documents and, if
         so, specifying all such
         defaults, the nature thereof and
         the steps being taken to
         immediately remedy the same;
         (iii) a copy of all letters from
         the independent certified
         accountants engaged to perform
         the annual audits referred to
         above, directed to the
         management of the Guarantor
         regarding the existence of any
         reportable conditions or
         material weaknesses; (iv) a
         statement certified as true and
         correct by Lessee setting forth
         all Subleases as of the last day
         of such fiscal year, the
         respective areas demised
         thereunder, the names of the
         Sublessees thereunder, the
         respective expiration dates of
         the Subleases, the respective
         rentals provided for therein,
         and such other information
         pertaining to the Subleases as
         may be reasonably requested by
         Lessor; and (v) evidence
         satisfactory to Lessor that
         Lessee has fulfilled its
         obligation to make the

                           Annual Facility
         Upgrade Expenditure, provided,
         however, that no such evidence
         shall be required to be
         submitted until the fourth Lease
         Year with respect to that
         portion of the Leased Property
         comprised only of the Project.

                   (b)  MONTHLY
         STATEMENTS OF LESSEE.  Within
         thirty (30) days after the end
         of each calendar month during
         the pendency of this Lease,
         (i) a statement certified as
         true and correct by Lessee
         setting forth the Gross Revenues
         of the Leased Property for the
         immediately preceding month,
         (ii) an unaudited, detailed
         month and year to date income
         and expense statement for the
         Leased Property which shall
         include a comparison to
         corresponding budget figures,
         occupancy statistics (including
         the actual number of residents,
         the number of units available
         and total resident days for such
         month) and resident mix
         breakdowns (for each resident
         day during such month
         classifying residents by the
         type of care required and source
         of payment) and (iii) an express
         written calculation showing the
         compliance or non-compliance, as
         the case may be, with the
         specific financial covenants set
         forth in Section 11.3 for the
         applicable period, including,
         with respect to the calculation
         of Lessee's Debt Coverage Ratio,
         a schedule substantially in the
         form attached hereto as
         EXHIBIT E.

                   (c)  QUARTERLY
         STATEMENTS.  Within thirty (30)
         days after the end of each
         respective fiscal quarter,
         unaudited Consolidated
         Financials for each of (i)
         Lessee and (ii) each Sublessee
         which is an Affiliate of Lessee
         certified as true and correct by
         Lessee or such applicable
         Sublessee, as the case may be
         and within thirty (30) days
         after each calendar quarter,
         Lessee shall also provide Lessor
         with a calculation of the
         Additional Rent payable for such
         quarter.

                   (d)  QUARTERLY
         STATEMENTS OF THE GUARANTOR.
         Within forty-five (45) days
         after the end of each fiscal
         quarter, unaudited Consolidated
         Financials for the Guarantor
         certified as true and correct by
         the Guarantor.

                   (e)  PERMITS AND
         CONTRACTS.  Within ten (10) days
         after the issuance or the
         execution thereof, as the case
         may be, true and complete copies
         of (i) all Permits which
         constitute operating licenses
         for the Facility issued by any
         Governmental Authority having
         jurisdiction over assisted
         living matters and (ii)
         Contracts (involving payments in
         the aggregate in excess of

                           $100,000 per
         annum), including, without
         limitation, all Provider
         Agreements.

                   (f)  CONTRACT NOTICES.
         Promptly but in no event more
         than ten (10) days after the
         receipt thereof, true and
         complete copies of any notices,
         consents, terminations or
         statements of any kind or nature
         relating to any of the Contracts
         (involving payments in the
         aggregate in excess of ONE
         HUNDRED THOUSAND DOLLARS
         ($100,000) per annum) other than
         those issued in the ordinary
         course of business.

                   (g)  PERMIT OR
         CONTRACT DEFAULTS.  Promptly but
         in no event more than ten (10)
         days after the receipt thereof,
         true and complete copies of all
         surveys, follow-up surveys,
         licensing surveys, complaint
         surveys, examinations,
         compliance certificates,
         inspection reports, statements
         (other than those statements
         that are issued in the ordinary
         course of business), if any,
         terminations and notices of any
         kind (other than those notices
         that are furnished in the
         ordinary course of business)
         issued or provided to Lessee,
         the Manager or any Sublessee by
         any Governmental Authority,
         Accreditation Body, or any Third
         Party Payor, including, without
         limitation, any notices
         pertaining to any delinquency
         in, or proposed revision of,
         Lessee's, the Manager's or any
         Sublessee's obligations under
         the terms and conditions of any
         Permits or Contracts now or
         hereafter issued by or entered
         into with any Governmental
         Authority, Accreditation Body,
         or Third Party Payor and the
         response(s) thereto made by or
         on behalf of Lessee, the Manager
         or any Sublessee.

                   (h)  OFFICIAL REPORTS.
         Upon completion or filing
         thereof, complete copies of all
         applications (other than those
         that are furnished in the
         ordinary course of business),
         notices (other than those that
         are furnished in the ordinary
         course of business), statements,
         annual reports, cost reports and
         other reports or filings of any
         kind (other than those that are
         furnished in the ordinary course
         of business) provided by Lessee,
         the Manager or any Sublessee to
         any Governmental Authority,
         Accreditation Body, or any Third
         Party Payor with respect to the
         Leased Property.

                   (i)  OTHER
         INFORMATION.  With reasonable
         promptness, such other
         information as Lessor may from
         time to time reasonably request
         respecting (i) the financial
         condition and affairs of each
         member of the Leasing Group and
         the Leased Property and (ii) the
         licensing and operation of the
         Leased Property; including,
         without limitation, financial
         statements, certificates and
         consents from accountants and
         all other financial and
         licensing/operational
         information as may be required
         or requested by any Governmental
         Authority.

                   (j)  DEFAULT
         CONDITIONS.  As soon as
         possible, and in any event
         within five (5) days after the
         occurrence of any Lease Default,
         or any event or circumstance
         which, with the giving of notice
         or the passage of time, or both,
         would constitute a Lease
         Default, a written statement of
         Lessee setting forth the details
         of such Lease Default, event or
         circumstance and the action
         which Lessee proposes to take
         with respect thereto.

                   (k)  OFFICIAL ACTIONS.
         Promptly but in no event more
         than ten (10) days after the
         commencement thereof, notice of
         all actions, suits and
         proceedings before any
         Governmental Authority or
         Accreditation Body, which could
         have a material adverse effect
         on any member of the Leasing
         Group or the Leased Property.

                   (l)  AUDIT REPORTS.
         Promptly but in no event more
         than ten (10) days after
         receipt, a copy of all audits or
         reports submitted to Lessee by
         any independent public
         accountant in connection with
         any annual, special or interim
         audits of the books of Lessee
         and, if requested by Lessor, any
         letter of comments directed by
         such accountant to the
         management of Lessee.

                   (m)  ADVERSE
         DEVELOPMENTS.  Promptly but in
         no event more than ten (10) days
         after Lessee acquires knowledge
         thereof, written notice of:

                                     (i)
                       the potential
                       termination of any
                       Permit or Provider
                       Agreement
                       necessary for the
                       operation of the
                       Leased Property;

(ii)  any loss,
                       damage or
                       destruction to or
                       of the Leased
                       Property in excess
                       of TWENTY-FIVE
                       THOUSAND DOLLARS
                       ($25,000)
                       (regardless of
                       whether the same
                       is covered by
                       insurance);


(iii) any material
                       controversy
                       involving Lessee
                       or any Sublessee
                       which is an
                       Affiliate of
                       Lessee and (x)
                       Facility
                       administrator or
                       Facility employee
                       of similar stature
                       or (y) any labor
                       organization or
                       (z) the Manager or
                       any employee of
                       the Manager which
                       has, or is
                       reasonably likely
                       to have, a
                       materially adverse
                       effect on the
                       financial
                       condition and/or
                       operations of the
                       Facility;


(iv)  any
                       controversy that
                       calls into
                       question the
                       eligibility of the
                       Facility for the
                       participation in
                       any Medicaid,
                       Medicare or other
                       Third Party Payor
                       Program in which
                       the Facility is
                       participating;

                                     (v)
                       any refusal of
                       reimbursement by
                       any Third Party
                       Payor which,
                       singularly or
                       together with all
                       other such
                       refusals by any
                       Third Party
                       Payors, could
                       reasonably be
                       expected to have a
                       material adverse
                       effect on the
                       financial
                       condition of
                       Lessee or any
                       Sublessee which is
                       an Affiliate of
                       Lessee; and


(vi)  any fact
                       within the special
                       knowledge of any
                       member of the
                       Leasing Group, or
                       any other
                       development in the
                       business or
                       affairs of any
                       member of the
                       Leasing Group,
                       which could
                       reasonably be
                       expected to be
                       materially adverse
                       to the
business,
                       properties, assets
                       or condition,
                       financial or
                       otherwise, of any
                       member of the
                       Leasing Group or
                       the Leased
                       Property.

                    (n)  RESPONSES TO
          INSPECTION REPORTS.  Within
          thirty (30) days after receipt
          of an inspection report relating
          to the Leased Property from
          Lessor, a written response
          describing in detail prepared
          plans to address concerns raised
          by the inspection report.

                    (o)  PUBLIC
          INFORMATION.  Upon the
          completion or filing, mailing or
          other delivery thereof, complete
          copies of all financial
          statements, reports, notices and
          proxy statements, if any, sent
          by any member of the Leasing
          Group (which is a publicly held
          corporation) to its shareholders
          and of all reports, if any,
          filed by any member of the
          Leasing Group (which is a
          publicly held corporation) with
          any securities exchange or with
          the Securities Exchange
          Commission.

                    (p)  ANNUAL BUDGETS.
          Prior to the end of each Fiscal
          Year, Lessee, any Sublessee
          which is an Affiliate of Lessee
          and/or any Manager which is an
          Affiliate of Lessee shall submit
          to Lessor a preliminary annual
          financial budget for the
          Facility for the next Fiscal
          Year, a preliminary capital
          expenditures budget for the
          Facility for the next Fiscal
          Year and a report detailing the
          capital expenditures made in the
          then current Fiscal Year and on
          or before the end of the first
          month of each Fiscal Year,
          Lessee, any such Sublessee
          and/or any such Manager shall
          submit to Lessor revised
          finalized versions of such
          budgets and report.

                    (q)  WORKING CAPITAL
          LOAN.  Promptly after receipt
          thereof, copies of any notices
          with respect to default from a
          lender of a Working Capital
          Loan.

          11.2.2 RESPONSIBLE OFFICER.  Any
     certificate, instrument, notice, or
     other document to be provided to
     Lessor hereunder by any member of the
     Leasing Group shall be signed by an
     executive officer of such member (in
     the event that any of the foregoing
     is not an individual), having a
     position of Vice President or higher
     and with respect to financial
     matters, any such certificate,
     instrument, notice or other document
     shall be signed by the chief
     financial officer of such member.




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          11.2.3 NO MATERIAL OMISSION.  No
     certificate, instrument, notice or
     other document, including without
     limitation, any financial statements
     furnished or to be furnished to
     Lessor pursuant to the terms hereof
     or of any of the other Lease
     Documents shall contain any untrue
     statement of a material fact or shall
     omit to state any material fact
     necessary in order to prevent all
     statements contained therein from
     being misleading.

          11.2.4 CONFIDENTIALITY.  Lessor
     shall afford any information received
     pursuant to the provisions of the
     Lease Documents the same degree of
     confidentiality that Lessor affords
     similar information proprietary to
     Lessor; provided, however,  that
     Lessor shall have the unconditional
     right to (a) disclose any such
     information as Lessor deems necessary
     or appropriate in connection with any
     sale, transfer, conveyance,
     participation or assignment of the
     Leased Property or any of the Lease
     Documents or any interest therein and
     (b) use such information in any
     litigation or arbitration proceeding
     between Lessor and any member of the
     Leasing Group.  Without limiting the
     foregoing, Lessor may also utilize
     any information furnished to it
     hereunder as and to the extent (i)
     counsel to Lessor determines that
     such utilization is necessary
     pursuant to 15 U.S.C. 77a-77aa or 15
     U.S.C. 78a-78jj and the rules and
     regulations promulgated thereunder,
     (ii) Lessor is required or requested
     by any Governmental Authority to
     disclose any such information and/or
     (iii) Lessor is requested to disclose
     any such information by any of the
     Meditrust Entities' lenders or
     potential lenders.  Lessor shall not
     be liable in any way for any
     subsequent disclosure of such
     information by any Person to which
     Lessor has provided such information
     in accordance with the terms hereof.
     Nevertheless, in connection with any
     such disclosure, Lessor shall inform
     the recipient of any such information
     of the confidential nature thereof.
     Lessor shall observe any prohibitions
     or limitations on the disclosure of
     any such information under applicable
     confidentiality law or regulations,
     to the extent that the same are
     applicable to such information.

     11.3 FINANCIAL COVENANTS.  Lessee
covenants and agrees that, throughout the Term and as long as Lessee is in possession of the Leased Property:











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          11.3.1    DEBT COVERAGE RATIO OF
     LESSEE.  From and after the second
     anniversary of the date hereof until
     the fourth anniversary hereof, Lessee
     shall maintain with respect to the
     Facility and all other Group Two
     Acquisition Facilities for each
     Fiscal Quarter an aggregate Debt
     Coverage Ratio equal to or greater
     than 1.1 to 1 and from and after the
     fourth anniversary thereof and for
     the remainder of the Term, Lessee
     shall maintain with respect to the
     Facility and all other Group Two
     Acquisition Facilities each Fiscal
     Quarter an aggregate Debt Coverage
     Ratio equal to or greater than 1.2 to
     1.

          11.3.2    INTENTIONALLY DELETED.

          11.3.3    INTENTIONALLY DELETED.

          11.3.4    INTENTIONALLY DELETED.

          11.3.5    CURRENT RATIO -
     GUARANTOR.  From and after December
     31, 1999 and for the remainder of the
     Term, the Guarantor shall maintain a
     ratio of Consolidated Current Assets
     to Consolidated Current Liabilities
     equal to or greater than 1 to 1 as of
     the end of each fiscal year.

          11.3.6    INTENTIONALLY DELETED.

          11.3.7    NET WORTH - GUARANTOR.
     The Guarantor shall maintain, at all
     times, a Net Worth of not less than
     TWENTY MILLION DOLLARS ($20,000,000).

          11.3.8    NO INDEBTEDNESS.
     Lessee shall not create, incur,
     assume or suffer to exist any
     liability for borrowed money except
     (i) Indebtedness to Lessor under the
     Lease Documents and, (ii) Impositions
     allowed pursuant to the provisions of
     the Lease, (iii) unsecured normal
     trade debt incurred upon customary
     terms in the ordinary course of
     business, (iv) Indebtedness created
     in connection with any financing of
     any Capital Addition, provided, that
     each such financing has been approved
     by Lessor in accordance with the
     terms of Article 9 hereof, (v)
     Indebtedness to any Affiliate,
     provided, that, such Indebtedness is
     fully subordinated to this Lease
     pursuant to the Affiliated Party
     Subordination Agreement, (vi) other
     Indebtedness of Lessee in the
     aggregate amount not to exceed TWO
     HUNDRED THOUSAND DOLLARS ($200,000)
     incurred, for the exclusive use of
     the Leased Property, on account of
     purchase money indebtedness or
     finance lease arrangements, each of
     which shall not exceed the fair
     market value of the assets or
     property acquired or leased and shall
     not extend to any assets or property
     other than those purchased or leased
     and purchase money security interests
     in equipment and equipment leases
     which comply with the provisions
               of Section 6.1.2 and (vii)
     Indebtedness specifically permitted
     by the Meditrust/Emeritus Transaction
     Documents.

          11.3.9    NO GUARANTIES.  Lessee
     shall not assume, guarantee, endorse,
     contingently agree to purchase or
     otherwise become directly or
     contingently liable (including,
     without limitation, liable by way of
     agreement, contingent or otherwise,
     to purchase, to provide funds for
     payment, to supply funds to or
     otherwise to invest in any debtor or
     otherwise to assure any creditor
     against loss) in connection with any
     Indebtedness of any other Person,
     except by the endorsement of
     negotiable instruments for deposit or
     collection or similar transactions in
     the ordinary course of business and
     except for a guaranty of the
     Indebtedness of the Guarantor in
     connection with a Working Capital
     Loan which expressly limits recourse
     under such guaranty to the
     Receivables.

     11.4 AFFIRMATIVE COVENANTS.  Lessee
covenants and agrees that throughout the Term and any periods thereafter that Lessee remains in possession of the Leased
Property:

          11.4.1    MAINTENANCE OF
     EXISTENCE.  If Lessee is a
     corporation, trust or partnership,
     during the entire time that this
     Lease remains in full force and
     effect, Lessee shall keep in effect
     its existence and rights as a
     corporation, trust or partnership
     under the laws of the state of its
     incorporation or formation and its
     right to own property and transact
     business in the State.

          11.4.2    MATERIALS.  Except as
     provided in Section 6.1.2, Lessee
     shall not suffer the use in
     connection with any renovations or
     other construction relating to the
     Leased Property of any materials,
     fixtures or equipment intended to
     become part of the Leased Property
     which are purchased upon lease or
     conditional bill of sale or to which
     Lessee does not have absolute and
     unencumbered title, and Lessee
     covenants to cause to be paid
     punctually all sums becoming due for
     labor, materials, fixtures or
     equipment used or purchased in
     connection with any such renovations
     or construction, subject to Lessee's
     right to contest to the extent
     provided for in Article 15.

          11.4.3    COMPLIANCE WITH LEGAL
     REQUIREMENTS AND APPLICABLE
     AGREEMENTS.  Lessee and the Leased
     Property and all uses thereof shall
     comply with (i) all applicable Legal
     Requirements (except to the extent
     being duly contested in accordance
     with the terms hereof), (ii) all
     Permits and Contracts, (iii) all
     Insurance Requirements, (iv) the
     Lease Documents, (v) the Permitted
     Encumbrances and (vi) the Appurtenant
     Agreement.



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

          11.4.4    BOOKS AND RECORDS.
     Lessee shall cause to be kept and
     maintained, and shall permit Lessor
     and its representatives to inspect at
     all reasonable times and upon
     reasonable notice, accurate books of
     accounts in which complete entries
     will be made in accordance with GAAP
     reflecting all financial transactions
     of Lessee (showing, without
     limitation, all materials ordered and
     received and all disbursements,
     accounts payable and accounts
     receivable in connection with the
     operation of the Leased Property).

          11.4.5    PARTICIPATION IN THIRD
     PARTY PAYOR PROGRAMS.  If Lessee or a
     Sublessee which is an Affiliate of
     Lessee elects to participate in Third
     Party Payor Programs, Lessee or such
     Sublessee shall remain eligible to
     participate in such Third Party Payor
     Programs in accordance with all
     requirements thereof (including,
     without limitation, all applicable
     Provider Agreements), if and to the
     extent remaining eligible shall be
     necessary for the prudent operation
     of the Facility in the good faith
     exercise of commercially reasonable
     business judgment.

          11.4.6    CONDUCT OF ITS
     BUSINESS.  Lessee will maintain, and
     cause any Sublessee and any Manager
     to maintain, experienced and
     competent professional management
     with respect to its business and with
     respect to the Leased Property.
     Lessee, any Sublessee and any Manager
     shall conduct, in the ordinary
     course, the operation of the
     Facility, and Lessee and any
     Sublessee which is an Affiliate of
     Lessee shall not enter into any other
     business or venture during the Term
     or such time as Lessee or any such
     Sublessee is in possession of the
     Leased Property other than activities
     in which Lessee or such Sublessee are
     permitted to engage by the provisions
     of the Meditrust/Emeritus Transaction
     Documents.

          11.4.7    ADDRESS.  Lessee shall
provide Lessor
thirty (30) days' prior written notice of any change of its Principal
Place of Business from its current
Principal Place of Business.
Lessee shall maintain the Collateral,
including without limitation,
all books and records relating to its
business, solely at its Principal
Place of Business and at the Leased
Property.  Lessee shall not (a)
remove the Collateral, including, without limitation, any books or records relating to Lessee's business from either the Leased
Property or Lessee's Principal Place of
Business or (b) relocate its
Principal Place of Business until after
receipt of a certificate from
Lessor, signed by an officer thereof,
stating that Lessor has, to its
satisfaction, obtained all documentation that it deems necessary or desirable to obtain, maintain, perfect and confirm the first priority security interests granted in the Lease
Documents.

          11.4.8    SUBORDINATION OF
     AFFILIATE TRANSACTIONS.  Without
     limiting the provisions of any other
     Section of this Lease or the
     Affiliated Party Subordination
     Agreement, any payments to be made by
     Lessee to (a) any member of the
     Leasing Group (or any of its
     Affiliates) or (b) any Affiliate of
     Lessee, in connection with any
     transaction between Lessee and such
     Person, including, without
     limitation, the purchase, sale or
     exchange of any property, the
     rendering of any service to or with
     any such Person (including, without
     limitation, all allocations of any so-
     called corporate or central office
     costs, expenses and charges of any
     kind or nature) or the making of any
     loan or other extension of credit or
     the making of any equity investment,
     shall be subordinate to the complete
     payment and performance of the Lease
     Obligations; provided, however, that
     all such subordinated payments may be
     paid at any time unless:  (x) after
     giving effect to such payment, Lessee
     shall be unable to comply with any of
     its obligations under any of the
     Lease Documents or (y) a Lease
     Default has occurred and is
     continuing and has not been expressly
     waived in writing by Lessor or an
     event or state of facts exists,
     which, with the giving of notice or
     the passage of time, or both, would
     constitute a Lease Default.

          11.4.9    INSPECTION.  At
     reasonable times and upon reasonable
     notice, Lessee shall permit Lessor
     and its authorized representatives
     (including, without limitation, the
     Consultants) to inspect the Leased
     Property as provided in Section 7.1
     above, provided, however, that, in
     the event results of any such testing
     or inspection reflect the same
     satisfactory results as the results
     of a similar testing or inspection
     initiated by Lessor within the prior
     twelve (12) months period, the costs
     and expense of such testing or
     inspection shall be the
     responsibility of Lessor.

          11.4.10   ANNUAL FACILITY
     UPGRADE EXPENDITURE.  Lessee shall
     spend an amount equal to the Annual
     Facility Upgrade Expenditure on
     Upgrade Renovations to the Facility
     each Lease Year provided, however,
     that such expenditures shall not be
     required until the fourth Lease Year
     with respect to that portion of the
     Leased Property consisting of units
     added to the Leased Property through
     construction of the Project.  Lessee
     will furnish and shall cause to be
     furnished to Lessor evidence
     satisfactory to Lessor that Lessee
     has fulfilled its obligation to make
     the Annual Facility Upgrade
     Expenditure within ninety (90) days
     after the end of Lessee's Fiscal
     year, provided, however, that no such
     evidence shall be required to be
     submitted until the fourth Lease Year
     with respect to that portion of the
     Leased Property comprised only of the
     Project.





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

     11.5 ADDITIONAL NEGATIVE COVENANTS.
Lessee covenants and agrees that,
throughout the Term and such time as
Lessee remains in possession of the Leased
Property:

          11.5.1    RESTRICTIONS RELATING
     TO LESSEE.  Except as may otherwise
     be expressly provided in Section 19.4
     or in any of the other Lease
     Documents, Lessee shall not, without
     the prior written consent of Lessor,
     in each instance, which consent may
     be withheld in the sole and absolute
     discretion of Lessor:

                   (a)  convey, assign,
         hypothecate, transfer, dispose
         of or encumber, or permit the
         conveyance, assignment,
         transfer, hypothecation,
         disposal or encumbrance of all
         or any part of any legal or
         beneficial interest in this
         Lease, its other assets or the
         Leased Property except as
         expressly permitted by the terms
         of this Lease Agreement;
         provided, however, that this
         restriction shall not apply to
         (i) the Permitted Encumbrances
         that may be created after the
         date hereof pursuant to the
         Lease Documents; (ii) Liens
         created in accordance with
         Section 6.1.2 against Tangible
         Personal Property securing
         Indebtedness permitted under
         Section 11.3.8(v); (iii) the
         sale, conveyance, assignment,
         hypothecation, lease or other
         transfer of any material asset
         or assets (whether now owned or
         hereafter acquired), the fair
         market value of which equals or
         is less than TWENTY-FIVE
         THOUSAND DOLLARS ($25,000),
         individually, or ONE HUNDRED
         THOUSAND DOLLARS ($100,000)
         collectively; (iv) without
         limitation as to amount, the
         disposition in the ordinary
         course of business of any
         obsolete, worn out or defective
         fixtures, furnishings or
         equipment used in the operation
         of the Leased Property provided
         that the same are replaced with
         fixtures, furnishings or
         equipment of equal or greater
         utility or value or Lessee
         provides Lessor with an
         explanation (reasonably
         satisfactory to Lessor) as to
         why such fixtures, furnishings
         or equipment is no longer
         required in connection with the
         operation of the Leased
         Property; (v) without limitation
         as to amount, any sale of
         inventory by Lessee in the
         ordinary course of business; and
         (vi) subject to the terms of the
         Negative Pledge Agreement and
         the Affiliated Party
         Subordination Agreement,
         distributions to the
         shareholders of Lessee;

                   (b)  permit the use of
         the Facility for any purpose
         other than the Primary Intended
         Use and the Other Permitted
         Uses; or




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

                   (c)  liquidate,
         dissolve or merge or consolidate
         with any other Person except,
         subject to Lessor's prior
         written consent, which consent
         shall not be unreasonably
         withheld, a Meditrust/Emeritus
         Transaction Affiliate.

          11.5.2 NO LIENS.  Lessee will
     not directly or indirectly create or
     allow to remain and will promptly
     discharge at its expense any Lien,
     title retention agreement or claim
     upon or against the Leased Property
     (including Lessee's interest therein)
     or Lessee's interest in this Lease or
     any of the other Lease Documents, or
     in respect of the Rent, excluding (a)
     this Lease and any permitted
     Subleases, (b) the Permitted
     Encumbrances, (c) Liens which are
     consented to in writing by Lessor,
     (d) Liens for those taxes of Lessor
     which Lessee is not required to pay
     hereunder, (e) Liens of mechanics,
     laborers, materialmen, suppliers or
     vendors for sums either not yet due
     or being contested in strict
     compliance with the terms and
     conditions of Article 15, (f) any
     Liens which are the responsibility of
     Lessor pursuant to the provisions of
     Article 20, (g) Liens for Impositions
     which are either not yet due and
     payable or which are in the process
     of being contested in strict
     compliance with the terms and
     conditions of Article 15 (h) the
     Liens incurred pursuant to the
     provisions of Section 6.1.2 and (i)
     involuntary Liens caused by the
     actions or omissions of Lessor.

          11.5.3 LIMITS ON AFFILIATE
     TRANSACTIONS.  Lessee shall not enter
     into any transaction with any
     Affiliate, including, without
     limitation, the purchase, sale or
     exchange of any property, the
     rendering of any service to or with
     any Affiliate and the making of any
     loan or other extension of credit,
     except in the ordinary course of, and
     pursuant to the reasonable
     requirements of, Lessee's business
     and upon fair and reasonable terms no
     less favorable to the Lessee than
     would be obtained in a comparable
     arms'-length transaction with any
     Person that is not an Affiliate.

          11.5.4 NON-COMPETITION.  Lessee
     acknowledges that upon and after any
     termination of this Lease, any
     competition by any member of the
     Leasing Group with any subsequent
     owner or subsequent lessee of the
     Leased Property (the "Purchaser")
     would cause irreparable harm to
     Lessor and any such Purchaser.  To
     induce Lessor to enter into this
     Lease, Lessee agrees that, from and
     after the date hereof and thereafter
     until (a) in the case of the
     expiration of the Initial Term or a
     termination of this Lease, the fifth
     (5th) anniversary of the termination
     hereof or of the expiration of the
     Initial Term, as applicable, and (b)
     in the case of an expiration of any
     of the Extended Terms, the second
     (2nd)
              anniversary of the
     expiration of the applicable Extended
     Term, no member of the Leasing Group
     nor any Person holding or
     controlling, directly or indirectly,
     any interest in any member of the
     Leasing Group (collectively, the
     "Limited Parties") shall be involved
     in any capacity in or lend any of
     their names to or engage in any
     capacity in any assisted living
     facility, center, unit or program (or
     in any Person engaged in any such
     activity or any related activity
     competitive therewith) other than (a)
     those set forth on Schedule 11.5.4
     annexed hereto, (b) those activities
     in which a Meditrust/Emeritus
     Transaction Affiliate is permitted to
     engage by the provisions of the
     Meditrust/Emeritus Transaction
     Documents which relate to any such
     facility, center, unit or program and
     (c) the acquisition of an ownership
     interest in any such facility,
     center, unit or program which is part
     of a single transaction in which an
     ownership interest in at least four
     (4) other facilities, centers, units
     or programs (provided, however, that
     if such acquisition occurs within the
     last twelve month period of the
     Initial Term or any of the Extended
     Terms, Lessee shall have the benefit
     of this clause (c) only if at the
     time such acquisition occurs Lessee
     has already (x) exercised in that
     twelve month period its right under
     Section 1.3 hereof to extend the Term
     for another Extended Term or (y)
     given a Purchase Option Notice and
     has waived any right to rescind the
     same based upon the determination of
     the Fair Market Value of the Leased
     Property), whether such competitive
     activity shall be as an officer,
     director, owner, employee, agent,
     advisor, independent contractor,
     developer, lender, sponsor, venture
     capitalist, administrator, manager,
     investor, partner, joint venturer,
     consultant or other participant in
     any capacity whatsoever with respect
     to an assisted living facility,
     center, unit or program located
     within a five (5) mile radius of the
     Leased Property.

          Lessee hereby acknowledges and
     agrees that none of the time span,
     scope or area covered by the
     foregoing restrictive covenants is or
     are unreasonable and that it is the
     specific intent of Lessee that each
     and all of the restrictive covenants
     set forth hereinabove shall be valid
     and enforceable as specifically set
     forth herein.  Lessee further agrees
     that these restrictions are special,
     unique, extraordinary and reasonably
     necessary for the protection of
     Lessor and any Purchaser and that the
     violation of any such covenant by any
     of the Limited Parties would cause
     irreparable damage to Lessor and any
     Purchaser for which a legal remedy
     alone would not be sufficient to
     fully protect such parties.

          Therefore, in addition to and
     without limiting any other remedies
     available at law or hereunder, in the
     event that any of the Limited Parties
     breaches any of the restrictive
     covenants hereunder or shall threaten
     breach of any of such covenants, then
     Lessor and any Purchaser shall be
     entitled to obtain equitable
     remedies, including specific
     performance and injunctive relief, to
     prevent or


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

              otherwise restrain a breach
     of this Section 11.5.4 (without the
     necessity of posting a bond) and to
     recover any and all costs and
     expenses (including, without
     limitation, reasonable attorneys'
     fees and expenses and court costs)
     incurred in enforcing the provisions
     of this Section 11.5.4.  The
     existence of any claim or cause of
     action of any of the Limited Parties
     or any member of the Leasing Group
     against Lessor or any Purchaser,
     whether predicated on this Lease or
     otherwise, shall not constitute a
     defense to the enforcement by Lessor
     or any Purchaser of the foregoing
     restrictive covenants and the Limited
     Parties shall not defend on the basis
     that there is an adequate remedy at
     law.

          Without limiting any other
     provision of this Lease, the parties
     hereto acknowledge that the foregoing
     restrictive covenants are severable
     and separate.  If at any time any of
     the foregoing restrictive covenants
     shall be deemed invalid or
     unenforceable by a court having
     jurisdiction over this Lease, by
     reason of being vague or unreasonable
     as to duration, or geographic scope
     or scope of activities restricted, or
     for any other reason, such covenants
     shall be considered divisible as to
     such portion and such covenants shall
     be immediately amended and reformed
     to include only such covenants as are
     deemed reasonable and enforceable by
     the court having jurisdiction over
     this Lease to the full duration,
     geographic scope and scope of
     restrictive activities deemed
     reasonable and thus enforceable by
     said court; and the parties agree
     that such covenants as so amended and
     reformed, shall be valid and binding
     as through the invalid or
     unenforceable portion has not been
     included therein.

          The provisions of this Section
     11.5.4 shall survive the termination
     of the Lease and any satisfaction of
     the Lease Obligations in connection
     therewith or subsequent thereto.  The
     parties hereto acknowledge and agree
     that any Purchaser may enforce the
     provisions of this Section 11.5.4 as
     a third party beneficiary.

          11.5.5 INTENTIONALLY DELETED.

          11.5.6 INTENTIONALLY DELETED.

          11.5.7 INTENTIONALLY DELETED.

          11.5.8 ERISA.  Lessee shall not
     establish or permit any Sublessee to
     establish any new pension or defined
     benefit plan or modify any such
     existing plan for employees subject
     to ERISA, which plan provides any
     benefits based on past service
     without the advance consent of Lessor
     (which consent shall not be
     unreasonably withheld) to the amount
     of the aggregate past service
     liability thereby created.


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

          11.5.9 FORGIVENESS OF
     INDEBTEDNESS.  Lessee will not waive,
     or permit any Sublessee or Manager
     which is an Affiliate to waive any
     debt or claim, except in the ordinary
     course of its business.

          11.5.10        VALUE OF ASSETS.
     Except as disclosed in the financial
     statements provided to Lessor as of
     the date hereof, Lessee will not
     write up (by creating an appraisal
     surplus or otherwise) the value of
     any assets of Lessee above their cost
     to Lessee, less the depreciation
     regularly allowable thereon.

          11.5.11        CHANGES IN FISCAL
     YEAR AND ACCOUNTING PROCEDURES.  Upon
     notice to Lessor, Lessee may (a)
     change its fiscal year or capital
     structure or (b) change, alter, amend
     or in any manner modify in accordance
     with GAAP any of its current
     accounting procedures related to the
     method of revenue recognition,
     billing procedures or determinations
     of doubtful accounts or bad debt
     expenses or  permit any of its
     Subsidiaries to so change its fiscal
     year, provided that, in the event of
     such change, modification or
     alteration, Lessee and Lessor shall
     make such adjustments to the
     calculation of Additional Rent and
     the financial covenants contained
     herein as Lessor shall reasonably
     require to make the same consistent
     in result with the calculation
     thereof immediately prior to such
     change, modification or alteration.


ARTICLE 12

INSURANCE AND INDEMNITY

     12.1 GENERAL INSURANCE REQUIREMENTS.
During the Term of this Lease and
thereafter until Lessee surrenders the
Leased Property in the manner required by this Lease, Lessee shall at its sole cost and expense keep the Leased Property, the Tangible Personal Property located thereon and the business operations conducted on the Leased Property insured as set forth below.

          12.1.1 TYPES AND AMOUNTS OF
     INSURANCE.  Lessee's insurance shall
     include the following:

                   (a)  property loss and
         physical damage insurance on an
         all-risk basis (with only such
         exceptions as Lessor may in its
         reasonable discretion approve)
         covering the Leased Property
         (exclusive of Land) for its full
         replacement cost, which cost
         shall be reset once a year at
         Lessor's option, with an agreed-
         amount endorsement and a
         deductible not in excess of
         TWENTY FIVE THOUSAND DOLLARS
         ($25,000).  Such insurance shall


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

                           include,
         without limitation, the
         following coverages: (i)
         increased cost of construction,
         (ii) cost of demolition, (iii)
         the value of the undamaged
         portion of the Facility and (iv)
         contingent liability from the
         operation of building laws, less
         exclusions provided in the
         normal "All Risk" insurance
         policy.  During any period of
         construction, such insurance
         shall be on a builder's-risk,
         completed value, non-reporting
         form (including all risk and
         extended coverage, collapse,
         cost of demolition, increased
         cost of construction and value
         of undamaged portion of the
         improvements protection) with
         permission to occupy;

                   (b)  flood insurance
         (if the Leased Property or any
         portion thereof is situated in
         an area which is considered a
         flood risk area by the U.S.
         Department of Housing and Urban
         Development or any future
         governmental authority charged
         with such flood risk analysis in
         the future) in limits reasonably
         acceptable to Lessor and subject
         to the availability of such
         flood insurance;

                   (c)  boiler and
         machinery insurance (including
         related electrical apparatus and
         components) under a standard
         comprehensive form, providing
         coverage against loss or damage
         caused by explosion of steam
         boilers, pressure vessels or
         similar vessels, now or
         hereafter installed on the
         Leased Property, in limits
         acceptable to Lessor;

                   (d)  earthquake
         insurance (if reasonably deemed
         necessary by Lessor) in limits
         and with deductibles acceptable
         to Lessor;

                   (e)  environmental
         impairment liability insurance
         (if available on commercially
         reasonable terms and deemed
         reasonably necessary by Lessor)
         in limits and with deductibles
         acceptable to Lessor;

                   (f)  business
         interruption insurance in an
         amount equal to the annual Base
         Rent due hereunder plus the
         aggregate sum of the Impositions
         relating to the Leased Property
         due and payable during one year;

                   (g)  comprehensive
         general public liability
         insurance including coverages
         commonly found in the Broad Form
         Commercial Liability
         Endorsements with amounts not
         less than FIVE MILLION DOLLARS
         ($5,000,000) per occurrence with
         respect to bodily injury



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                           and death and
         THREE MILLION DOLLARS
         ($3,000,000) for property damage
         and with all limits based solely
         upon occurrences at the Leased
         Property without any other
         impairment;

                   (h)  professional
         liability insurance in an amount
         not less than TEN MILLION
         DOLLARS ($10,000,000) for each
         medical incident;

                   (i)  physical damage
         insurance on an all-risk basis
         (with only such exceptions as
         Lessor in its reasonable
         discretion shall approve)
         covering the Tangible Personal
         Property for the full
         replacement cost thereof and
         with a deductible not in excess
         of one percent (1%) of the full
         replacement cost thereof;

                   (j)  "Workers'
         Compensation and Employers'
         Liability Insurance providing
         protection against all claims
         arising out of injuries to all
         employees of Lessee or of any
         Sublessee (employed on the
         Leased Property or any portion
         thereof) in amounts equal for
         Workers' Compensation, to the
         statutory benefits payable to
         employees in the State and for
         Employers' Liability, to limits
         of not less than ONE HUNDRED
         THOUSAND DOLLARS ($100,000) for
         injury by accident, ONE HUNDRED
         THOUSAND DOLLARS ($100,000) per
         employee for disease and FIVE
         HUNDRED THOUSAND DOLLARS
         ($500,000) disease policy limit;

                   (k)  subsidence
         insurance (if deemed necessary
         by Lessor) in limits acceptable
         to Lessor; and

                   (l)  such other
         insurance as Lessor from time to
         time may reasonably require and
         also, as may from time to time
         be required by applicable Legal
         Requirements and/or by any Fee
         Mortgagee.

        12.1.2  INSURANCE COMPANY
    REQUIREMENTS.  All such insurance
    required by this Lease or the other
    Lease Documents shall be issued and
    underwritten by insurance companies
    licensed to do insurance business by,
    and in good standing under the laws
    of, the State and which companies
    have and maintain a rating of A:X or
    better by A.M. Best Co.








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

        12.1.3  POLICY REQUIREMENTS.
    Every policy of insurance from time
    to time required under this Lease or
    any of the other Lease Documents
    (other than worker's compensation)
    shall name Lessor as owner, loss
    payee, secured party (to the extent
    applicable) and additional named
    insured as its interests may appear.
    If an insurance policy covers
    properties other than the Leased
    Property, then Lessor shall be so
    named with respect only to the Leased
    Property.  Each such policy, where
    applicable or appropriate, shall:

                   (a)  include an agreed
         amount endorsement and loss
         payee, additional named insured
         and secured party endorsements,
         in forms acceptable to Lessor in
         its reasonable discretion;

                   (b)  include
         mortgagee, secured party, loss
         payable and additional named
         insured endorsements reasonably
         acceptable to each Fee
         Mortgagee;

                   (c)  provide that the
         coverages may not be cancelled
         or materially modified except
         upon thirty (30) days' prior
         written notice to Lessor and any
         Fee Mortgagee;

                   (d)  be payable to
         Lessor and any Fee Mortgagee
         notwithstanding any defense or
         claim that the insurer may have
         to the payment of the same
         against any other Person holding
         any other interest in the Leased
         Property;

                   (e)  be endorsed with
         standard noncontributory clauses
         in favor of and in form
         reasonably acceptable to Lessor
         and any Fee Mortgagee;

                   (f)  expressly waive
         any right of subrogation on the
         part of the insurer against
         Lessor, any Fee Mortgagee or the
         Leasing Group; and

                   (g)  otherwise be in
         such forms as shall be
         reasonably acceptable to Lessor.











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        12.1.4  NOTICES; CERTIFICATES AND
    POLICIES.  Lessee shall promptly
    provide to Lessor copies of any and
    all notices (including notice of non-
    renewal), claims and demands which
    Lessee receives from insurers of the
    Leased Property.  At least ten (10)
    days prior to the expiration of any
    insurance policy required hereunder,
    Lessee shall deliver to Lessor
    certificates and evidence of
    insurance relating to all renewals
    and replacements thereof, together
    with evidence, satisfactory to
    Lessor, of payment of the premiums
    thereon.  Lessee shall deliver to
    Lessor original counterparts or
    copies certified by the insurance
    company to be true and complete
    copies, of all insurance policies
    required hereunder not later than ten
    (10) days after receipt thereof by
    Lessee.  Lessee shall use its best
    efforts to obtain such counterparts
    or copies within ninety (90) days
    after the effective date of each such
    policy.

        12.1.5  LESSOR'S RIGHT TO PLACE
    INSURANCE.  If Lessee shall fail to
    obtain any insurance policy required
    hereunder by Lessor, or shall fail to
    deliver the certificate and evidence
    of insurance relating to any such
    policy to Lessor, or if any insurance
    policy required hereunder (or any
    part thereof) shall expire or be
    cancelled or become void or voidable
    by reason of any breach of any
    condition thereof, or if Lessor
    reasonably determines that such
    insurance coverage is unsatisfactory
    by reason of the failure or
    impairment of the capital of any
    insurance company which wrote any
    such policy, upon demand by Lessor,
    Lessee shall promptly but in any
    event in not more than ten (10) days
    thereafter obtain new or additional
    insurance coverage on the Leased
    Property, or for those risks required
    to be insured by the provisions
    hereof, satisfactory to Lessor, and,
    in the event Lessee fails to perform
    its obligations under this Section
    and at its option, Lessor may obtain
    such insurance and pay the premium or
    premiums therefor; in which event,
    any amount so paid or advanced by
    Lessor and all costs and expenses
    incurred in connection therewith
    (including, without limitation,
    reasonable attorneys' fees and
    expenses and court costs), shall be a
    demand obligation of Lessee to
    Lessor, payable as an Additional
    Charge.

        12.1.6  PAYMENT OF PROCEEDS.  All
    insurance policies required hereunder
    (except for general public liability,
    professional liability and workers'
    compensation and employers liability
    insurance) shall provide that in the
    event of loss, injury or damage,
    subject to the rights of any Fee
    Mortgagee, all proceeds shall be paid
    to Lessor alone (rather than jointly
    to Lessee and Lessor).  Lessor is
    hereby authorized to adjust and
    compromise any such loss with the
    consent of Lessee or, following any
    Lease Default, whether or not cured,
    without the consent of Lessee, and to
    collect and receive such proceeds in
    the name of Lessor and Lessee, and
    Lessee appoints Lessor (or any agent
    designated by


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              Lessor) as Lessee's attorney-
    in-fact with full power of
    substitution, to endorse Lessee's
    name upon any check in payment
    thereof.  Subject to the provisions
    of Article 13, such insurance
    proceeds shall be applied first
    toward reimbursement of all costs and
    expenses reasonably incurred by
    Lessor in collecting said insurance
    proceeds, then toward payment of the
    Lease Obligations or any portion
    thereof, which have not been paid
    when due and payable or within any
    applicable cure period, in such order
    as Lessor determines, and then in
    whole or in part toward restoration,
    repair or reconstruction of the
    Leased Property for which such
    insurance proceeds shall have been
    paid.

        12.1.7  IRREVOCABLE POWER OF
    ATTORNEY.  The power of attorney
    conferred on Lessor pursuant to the
    provisions of Section 12.1, being
    coupled with an interest, shall be
    irrevocable for as long as this Lease
    is in effect or any Lease Obligations
    are outstanding, shall not be
    affected by any disability or
    incapacity which Lessee may suffer
    and shall survive the same.  Such
    power of attorney, is provided solely
    to protect the interests of Lessor
    and shall not impose any duty on
    Lessor to exercise any such power,
    and neither Lessor nor such attorney-
    in-fact shall be liable for any act,
    omission, error in judgment or
    mistake of law, except as the same
    may result from its gross negligence
    or wilful misconduct.

        12.1.8  BLANKET POLICIES.
    Notwithstanding anything to the
    contrary contained herein, Lessee's
    obligations to carry the insurance
    provided for herein may be brought
    within the coverage of a so-called
    blanket policy or policies of
    insurance carried and maintained by
    Lessee and its Affiliates; provided,
    however, that the coverage afforded
    to Lessor shall not be reduced or
    diminished or otherwise be different
    from that which would exist under a
    separate policy meeting all other
    requirements of this Lease by reason
    of the use of such blanket policy of
    insurance, and provided, further that
    the requirements of Section 12.1 are
    otherwise satisfied.

        12.1.9  NO SEPARATE INSURANCE.
    Lessee shall not, on Lessee's own
    initiative or pursuant to the request
    or requirement of any other Person,
    take out separate insurance
    concurrent in form or contributing in
    the event of loss with the insurance
    required hereunder to be furnished by
    Lessee, or increase the amounts of
    any then existing insurance by
    securing an additional policy or
    additional policies, unless (a) all
    parties having an insurable interest
    in the subject matter of the
    insurance, including Lessor, are
    included therein as additional
    insureds and (b) losses are payable
    under said insurance in the same
    manner as losses are required to be
    payable under this Lease.  Lessee
    shall



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              immediately notify Lessor of
the taking out of any such separate
insurance or of the increasing of any of the amounts of the then existing insurance by securing an additional insurance policy or policies.

    12.1.10      ASSIGNMENT OF UNEARNED
PREMIUMS. Lessee hereby assigns to Lessor all rights of Lessee in and to any unearned premiums on any insurance policy required hereunder to be furnished by Lessee which may become payable or are refundable after the occurrence of an Event of Default hereunder, which premium, upon receipt thereof, Lessor shall at Lessor's option apply toward the Lease
Obligations or hold as security therefor.
In the event that this Lease is terminated for any reason (other than the purchase of the Leased Property by Lessee), the insurance policies required to be maintained hereunder, including all right, title and interest of Lessee thereunder, shall become the absolute property of Lessor subject to any limitation on assignment provided for therein.

    12.2 INDEMNITY.


































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        12.2.1  INDEMNIFICATION.  Except
    with respect to the gross negligence
    or wilful misconduct of Lessor or any
    of the other Indemnified Parties, as
    to which no indemnity is provided,
    Lessee hereby agrees to defend with
    counsel reasonably acceptable to
    Lessor, against all claims and causes
    of action and to indemnify and hold
    harmless Lessor and each of the other
    Indemnified Parties from and against
    all damages, losses, liabilities,
    obligations, penalties, costs and
    expenses (including, without
    limitation, reasonable attorneys'
    fees, court costs and other expenses
    of litigation) suffered by, or
    claimed or asserted against, Lessor
    or any of the other Indemnified
    Parties, directly or indirectly, by
    any Person other than a member of the
    Leasing Group who prevails in such
    claim or action based on, arising out
    of or resulting from (a) the use and
    occupancy of the Leased Property or
    any business conducted therein, (b)
    any act, fault, omission to act or
    misconduct by (i) any member of the
    Leasing Group, (ii) any Affiliate of
    Lessee or (iii) any employee, agent,
    licensee, business invitee, guest,
    customer, contractor or sublessee of
    any of the foregoing parties,
    relating to, directly or indirectly,
    the Leased Property, (c) any
    accident, injury or damage whatsoever
    caused to any Person, including,
    without limitation, any claim of
    malpractice, or to the property of
    any Person in or about the Leased
    Property or outside of the Leased
    Property where such accident, injury
    or damage results or is claimed to
    have resulted from any act, fault,
    omission to act or misconduct by any
    member of the Leasing Group or any
    Affiliate of Lessee or any employee,
    agent, licensee, contractor or
    sublessee of any of the foregoing
    parties, (d) any Lease Default, (e)
    any claim brought or threatened
    against Lessor by any member of the
    Leasing Group or by any other Person
    on account of (i) Lessor's
    relationship with any member of the
    Leasing Group pertaining in any way
    to the Leased Property and/or the
    transaction evidenced by the Lease
    Documents and/or (ii) Lessor's
    negotiation of, entering into and/or
    performing any of its obligations
    and/or exercising any of its right
    and remedies under any of the Lease
    Documents, (f) any attempt by any
    member of the Leasing Group or any
    Affiliate of Lessee to transfer or
    relocate any of the Permits to any
    location other than the Leased
    Property and/or (g) the enforcement
    of this indemnity.  Any amounts which
    become payable by Lessee under this
    Section 12.2.1 shall be a demand
    obligation of Lessee to Lessor,
    payable as an Additional Charge.  The
    indemnity provided for in this
    Section 12.2.1 shall survive any
    termination of this Lease.

        12.2.2  INDEMNIFIED PARTIES.  As
    used in this Lease the term
    "Indemnified Parties" shall mean the
    Meditrust Entities, any Fee Mortgagee
    and their respective successors,
    assigns, employees, servants, agents,
    attorneys, officers, directors,
    shareholders, partners and owners.



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        12.2.3  LIMITATION ON LESSOR
    LIABILITY.  Neither Lessor nor any
    Affiliate of Lessor shall be liable
    to any member of the Leasing Group or
    any Affiliate of any member of the
    Leasing Group, or to any other Person
    whatsoever for any damage, injury,
    loss, compensation, or claim
    (including, but not limited to, any
    claim for the interruption of or loss
    to any business conducted on the
    Leased Property) based on, arising
    out of or resulting from any cause
    whatsoever, including, but not
    limited to, the following:
    (a) repairs to the Leased Property,
    (b) interruption in use of the Leased
    Property; (c) any accident or damage
    resulting from the use or operation
    of the Leased Property or any
    business conducted thereon; (d) the
    termination of this Lease by reason
    of Casualty or Condemnation, (e) any
    fire, theft or other casualty or
    crime, (f) the actions, omissions or
    misconduct of any other Person, (g)
    damage to any property, or (h) any
    damage from the flow or leaking of
    water, rain or snow.  All Tangible
    Personal Property and the personal
    property of any other Person on the
    Leased Property shall be at the sole
    risk of Lessee and Lessor shall not
    in any manner be held responsible
    therefor (except in the event of loss
    caused by the gross negligence or
    willful misconduct of Lessor).
    Notwithstanding the foregoing, Lessor
    shall not be released from liability
    for any injury, loss, damage or
    liability suffered by Lessee to the
    extent caused directly by the gross
    negligence or willful misconduct of
    Lessor, its servants, employees or
    agents acting within the scope of
    their authority on or about the
    Leased Property or in regards to the
    Lease; provided, however, that in no
    event shall Lessor, its servants,
    employees or agents have any
    liability based on any loss for any
    indirect or consequential damages. or

        12.2.4  RISK OF LOSS.  During the
    Term of this Lease, the risk of loss
    or of decrease in the enjoyment and
    beneficial use of the Leased Property
    in consequence of any damage or
    destruction thereof by fire, the
    elements, casualties, thefts, riots,
    wars or otherwise, or in consequence
    of foreclosures, levies or executions
    of Liens (other than those created by
    Lessor in accordance with the
    provisions of Article 20) is assumed
    by Lessee and, in the absence of the
    gross negligence or willful
    misconduct as set forth in Section
    12.2.3, Lessor shall in no event be
    answerable or accountable therefor
    (except for the obligation to account
    for insurance proceeds and Awards to
    the extent provided for in Articles
    13 and 14) nor shall any of the
    events mentioned in this Section
    entitle Lessee to any abatement of
    Rent (except for an abatement, if
    any, as specifically provided for in
    Section 3.7).







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ARTICLE 13

FIRE AND CASUALTY

                 13.1   RESTORATION
                 FOLLOWING FIRE OR OTHER
                 CASUALTY.

        13.1.1  FOLLOWING FIRE OR
    CASUALTY.  In the event of any damage
    or destruction to the Leased Property
    by reason of fire or other hazard or
    casualty (a "Casualty"), Lessee shall
    give immediate written notice thereof
    to Lessor and, subject to the terms
    of this Article 13 and any applicable
    Legal Requirements, Lessee shall
    proceed with reasonable diligence, in
    full compliance with all applicable
    Legal Requirements, to perform such
    repairs, replacement and
    reconstruction work (referred to
    herein as the "Work") to restore the
    Leased Property to the condition it
    was in immediately prior to such
    damage or destruction and to a
    condition adequate to operate the
    Facility for the Primary Intended Use
    and, if applicable, the Other
    Permitted Uses and in compliance with
    applicable Legal Requirements.  All
    Work shall be performed and completed
    in accordance with all applicable
    Legal Requirements and the other
    requirements of this Lease within one
    hundred and twenty (120) days
    following the occurrence of the
    damage or destruction plus a
    reasonable time to compensate for
    Unavoidable Delays (including for the
    purposes of this Section, delays in
    obtaining Permits and in adjusting
    insurance losses), but in no event
    beyond two-hundred and seventy (270)
    days following the occurrence of the
    Casualty.

        13.1.2  PROCEDURES.  In the event
    that any Casualty results in
    non-structural damage to the Leased
    Property in excess of FIFTY THOUSAND
    DOLLARS ($50,000) or in any
    structural damage to the Leased
    Property, regardless of the extent of
    such structural damage, prior to
    commencing the Work, Lessee shall
    comply with the following
    requirements:

                   (a)  Lessee shall
         furnish to Lessor complete plans
         and specifications for the Work
         (collectively and as the same
         may be modified and amended from
         time to time pursuant to the
         terms hereof, the "Plans and
         Specifications"), for Lessor's
         approval, in each instance,
         which approval shall not be
         unreasonably withheld.  The
         Plans and Specifications shall
         bear the signed approval thereof
         by an architect, licensed to do
         business in the State,
         reasonably satisfactory to
         Lessor (in the event Lessor
         reasonably determines that the
         Work is of a nature for which
         the involvement of an architect
         is appropriate) and shall be
         accompanied by a written
         estimate from the architect,
         bearing the architect's seal, of
         the entire cost of


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                            completing the
         Work, and to the extent
         feasible, the Plans and
         Specifications shall provide for
         Work of such nature, quality and
         extent, that, upon the
         completion thereof, the Leased
         Property shall be at least equal
         in value and general utility to
         its value and general utility
         prior to the Casualty and shall
         be adequate to operate the
         Leased Property for the Primary
         Intended Use and, if applicable,
         the Other Permitted Uses;

                   (b)  Lessee shall
         furnish to Lessor certified or
         photostatic copies of all
         Permits and Contracts required
         by all applicable Legal
         Requirements in connection with
         the commencement and conduct of
         the Work to the extent the same
         can be secured in the ordinary
         course prior to the commencement
         of construction;

                   (c)  Lessee shall
         furnish to Lessor a cash deposit
         or a payment and performance
         bond sufficient to pay for
         completion of and payment for
         the Work in an amount not less
         than the architect's estimate of
         the entire cost of completing
         the Work, less the amount of
         property insurance proceeds (net
         of costs and expenses incurred
         by Lessor in collecting the
         same), if any, then held by
         Lessor and which Lessor shall be
         required to apply toward
         restoration of the Leased
         Property as provided in Section
         13.2;

                   (d)  Lessee shall
         furnish to Lessor such insurance
         with respect to the Work (in
         addition to the insurance
         required under Section 12.1
         hereof) in such amounts and in
         such forms as is reasonably
         required by Lessee; and

                   (e)  Lessee shall not
         commence any of the Work until
         Lessee shall have complied with
         the requirements set forth in
         clauses (a) through (d)
         immediately above, as
         applicable, and, thereafter,
         Lessee shall perform the Work
         diligently, in a good and
         workmanlike fashion and in good
         faith in accordance with (i) the
         Plans and Specifications
         referred to in clause (a)
         immediately above, (ii) the
         Permits and Contracts referred
         to in clause (b) immediately
         above and (iii) all applicable
         Legal Requirements and other
         requirements of this Lease;
         provided, however, that in the
         event of a bona fide emergency
         during which Lessee is unable to
         contact the appropriate
         representatives of Lessor,
         Lessee may commence such Work as
         may be necessary in order to
         address such emergency without
         Lessor's prior approval,



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                           as long as
         Lessee immediately thereafter
         advises Lessor of such emergency
         and the nature and scope of the
         Work performed and obtains
         Lessor's approval of the
         remaining Work to be completed.

        13.1.3  DISBURSEMENT OF INSURANCE
    PROCEEDS.  If, as provided in Section
    13.2, Lessor is required to apply any
    property insurance proceeds toward
    repair or restoration of the Leased
    Property, then as long as the Work is
    being diligently performed by Lessee
    in accordance with the terms and
    conditions of this Lease, Lessor
    shall disburse such insurance
    proceeds from time to time during the
    course of the Work in accordance with
    and subject to satisfaction of the
    following provisions and conditions.
    Lessor shall not be required to make
    disbursements more often than at
    thirty (30) day intervals.  Lessee
    shall submit a written request for
    each disbursement at least ten (10)
    Business Days in advance and shall
    comply with the following
    requirements in connection with each
    disbursement:

                   (a)  Prior to the
         commencement of any Work, Lessee
         shall have received Lessor's
         written approval of the Plans
         and Specifications (which
         approval shall not be
         unreasonably withheld) and the
         Work shall be supervised by an
         experienced construction manager
         with the consultation of an
         architect or engineer qualified
         and licensed to do business in
         the State (in the event Lessor
         reasonably determines that the
         Work is of a nature for which
         the involvement of such
         architect or engineer is
         appropriate).  Lessee shall not
         make any changes in, and shall
         not permit any changes in, the
         quality of the materials to be
         used in the Work, the Plans and
         Specifications or the Work,
         whether by change order or
         otherwise, without the prior
         written consent of Lessor, in
         each instance (which consent may
         be withheld in Lessor's sole and
         absolute discretion); provided,
         however, that such consent shall
         not be required for any
         individual change which has been
         approved by the architect, which
         does not materially affect the
         structure or exterior of the
         Facility, and the cost of which
         does not exceed TEN THOUSAND
         DOLLARS ($10,000) or which
         changes, in the aggregate, do
         not exceed ONE HUNDRED THOUSAND
         DOLLARS ($100,000) in cost.
         Notwithstanding the foregoing,
         prior to making any change in
         Plans and Specifications, copies
         of all change orders shall be
         submitted by Lessee to Lessor
         and Lessee shall also deliver to
         Lessor evidence satisfactory to
         Lessor, in its reasonable
         discretion, that all necessary
         Permits and/or Contracts
         required by any Governmental
         Authority in connection
         therewith have been obtained or
         entered into, as the case may
         be.


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                   (b)  Each request for
         payment shall be accompanied by
         (x) a certificate of the
         architect or engineer, bearing
         the architect's or engineer's
         seal, and (y) a certificate of
         the general contractor,
         qualified and licensed to do
         business in the State, that is
         performing the Work
         (collectively, the "Work
         Certificates"), each dated not
         more than ten (10) days prior to
         the application for withdrawal
         of funds, and each stating:

                              (i)  that
                    all of the Work
                    performed as of the
                    date of the
                    certificates has been
                    completed in
                    compliance with the
                    approved Plans and
                    Specifications,
                    applicable Contracts
                    and all applicable
                    Legal Requirements;

                              (ii) that
                    the sum then requested
                    to be withdrawn has
                    been paid by Lessee or
                    is justly due to
                    contractors,
                    subcontractors,
                    materialmen,
                    engineers, architects
                    or other Persons,
                    whose names and
                    addresses shall be
                    stated therein, who
                    have rendered or
                    furnished certain
                    services or materials
                    for the Work, and the
                    certificate shall also
                    include a brief
                    description of such
                    services and materials
                    and the principal
                    subdivisions or
                    categories thereof and
                    the respective amounts
                    so paid or due to each
                    of said Persons in
                    respect thereof and
                    stating the progress
                    of the Work up to the
                    date of said
                    certificate;

                              (iii)
                    that the sum then
                    requested to be
                    withdrawn, plus all
                    sums previously
                    withdrawn, does not
                    exceed the cost of the
                    Work insofar as
                    actually accomplished
                    up to the date of such
                    certificate;

                              (iv) that
                    the remainder of the
                    funds held by Lessor
                    will be sufficient to
                    pay for the full
                    completion of the Work
                    in accordance with the
                    Plans and
                    Specifications;






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                              (v)  that no
                    part of the cost of
                    the services and
                    materials described in
                    the applicable Work
                    Certificate has been
                    or is being made the
                    basis of the
                    withdrawal of any
                    funds in any previous
                    or then pending
                    application; and

                              (vi) that,
                    except for the
                    amounts, if any,
                    specified in the
                    applicable Work
                    Certificate  to be due
                    for services and
                    materials, there is no
                    outstanding
                    indebtedness known,
                    after due inquiry,
                    which is then due and
                    payable for work,
                    labor, services or
                    materials in
                    connection with the
                    Work which, if unpaid,
                    might become the basis
                    of a vendor's,
                    mechanic's, laborer's
                    or materialman's
                    statutory or other
                    similar Lien upon the
                    Leased Property.

                   (c)  Lessee shall
         deliver to Lessor satisfactory
         evidence that the Leased
         Property and all materials and
         all property described in the
         Work Certificates are free and
         clear of Liens, except (i)
         Liens, if any, securing
         indebtedness due to Persons
         (whose names and addresses and
         the several amounts due them
         shall be stated therein)
         specified in an applicable Work
         Certificate, which Liens shall
         be discharged upon disbursement
         of the funds then being
         requested or duly contested in
         accordance with the terms of
         this Lease Agreement, (ii) any
         Fee Mortgage and (iii) the
         Permitted Encumbrances.  Lessor
         shall accept as satisfactory
         evidence of the foregoing lien
         waivers in customary form from
         the general contractor and all
         subcontractors performing the
         Work, together with an
         endorsement of its title
         insurance policy (relating to
         the Leased Property) in form
         acceptable to Lessor, dated as
         of the date of the making of the
         then current disbursement,
         confirming the foregoing.

                   (d)  If the Work
         involves alteration or
         restoration of the exterior of
         any Leased Improvement that
         changes the footprint of any
         Leased Improvement, Lessee shall
         deliver to Lessor, upon the
         request of Lessor, an "as-built"
         survey of the Leased Property
         dated as of a date within ten
         (10) days prior to the making of
         the first and final advances (or
         revised to a date within ten
         (10) days prior to each such
         advance) showing no
         encroachments other than such
         encroachments, if any, by the
         Leased


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

                            Improvements
         upon or over the Permitted
         Encumbrances as are in existence
         as of the date hereof.

                   (e)  Lessee shall
         deliver to Lessor (i) an opinion
         of counsel (satisfactory to
         Lessor both as to counsel and as
         to the form of opinion) prior to
         the first advance opining that
         all necessary Permits for the
         repair, replacement and/or
         restoration of the Leased
         Property which can be obtained
         in the ordinary course as of
         said date have been obtained and
         that the Leased Property, if
         repaired, replaced or rebuilt in
         accordance, in all material
         respects, with the approved
         Plans and Specifications and
         such Permits, shall comply with
         all applicable Legal
         Requirements subject to such
         limitations as may be imposed on
         such opinion under local law and
         (ii) if applicable, an
         architect's certificate
         (satisfactory to Lessor both as
         to the architect and as to the
         form of the certificate) prior
         to the final advance, certifying
         that the Leased Property was
         repaired, replaced or rebuilt in
         accordance, in all material
         respects, with the approved
         Plans and Specifications and
         complies with all applicable
         Legal Requirements, including,
         without limitation, all Permits
         referenced in the foregoing
         clause (i).

                   (f)  There shall be no
         Lease Default or any state of
         facts or circumstance existing
         which, with the giving of notice
         and/or the passage of time,
         would constitute any Lease
         Default.

    Lessor, at its option, may waive any
    of the foregoing requirements in
    whole or in part in any instance.
    Upon compliance by Lessee with the
    foregoing requirements (except for
    such requirements, if any, as Lessor
    may have expressly elected to waive),
    and to the extent of (x) the
    insurance proceeds, if any, which
    Lessor may be required to apply to
    restoration of the Leased Property
    pursuant to the provisions of this
    Lease and (y) all other cash deposits
    made by Lessee, Lessor shall make
    available for payment to the Persons
    named in the Work Certificate the
    respective amounts stated in said
    certificate(s) to be due, subject to
    a retention of ten percent (10%) as
    to all hard costs of the Work (the
    "Retainage").  It is understood that
    the Retainage is intended to provide
    a contingency fund to assure Lessor
    that the Work shall be fully
    completed in accordance with the
    Plans and Specifications and the
    requirements of Lessor.  Upon the
    full and final completion of all of
    the Work in accordance with the
    provisions hereof, the Retainage
    shall be made available for payment
    to  those Persons entitled thereto.





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

    Upon completion of the Work, and as a
    condition precedent to making any
    further advance, in addition to the
    requirements set forth above, Lessee
    shall promptly deliver to Lessor:

                    (i)  if applicable,
               written certificates of the
               architect or engineer,
               bearing the architect's or
               engineer's seal, and the
               general contractor,
               certifying that the Work
               has been fully completed in
               a good and workmanlike
               manner in material
               compliance with the Plans
               and Specifications and all
               applicable Legal
               Requirements;

                    (ii) an endorsement of
               its title insurance policy
               (relating to the Leased
               Property) in form
               reasonably acceptable to
               Lessor insuring the Leased
               Property against all
               mechanic's and
               materialman's liens
               accompanied by the final
               lien waivers from the
               general contractor and all
               subcontractors;

                    (iii)     a
               certificate by Lessee in
               form and substance
               reasonably satisfactory to
               Lessor, listing all costs
               and expenses in connection
               with the completion of the
               Work and the amount paid by
               Lessee with respect to the
               Work; and

                    (iv) a temporary
               certificate of occupancy
               (if obtainable) and all
               other applicable Permits
               and Contracts issued by or
               entered into with any
               Governmental Authority with
               respect to the Primary
               Intended Use not already
               delivered to Lessor and, to
               the extent applicable, the
               Other Permitted Uses and by
               the appropriate Board of
               Fire Underwriters or other
               similar bodies acting in
               and for the locality in
               which the Leased Property
               is situated with respect to
               the Facility; provided,
               that within thirty (30)
               days after completion of
               the Work, Lessee shall
               obtain and deliver to
               Lessor a permanent
               certificate of occupancy
               for the Leased Property,
               subject to seasonal delays.










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

        Upon completion of the Work and
    delivery of the documents required
    pursuant to the provisions of this
    Section 13.1, Lessor shall pay the
    Retainage to Lessee or to those
    Persons entitled thereto and if there
    shall be insurance proceeds or cash
    deposits, other than the Retainage,
    held by Lessor in excess of the
    amounts disbursed pursuant to the
    foregoing provisions, then provided
    that no Lease Default has occurred
    and is continuing, nor any state of
    facts or circumstances which, with
    the giving of notice and/or the
    passage of time would constitute a
    Lease Default, Lessor shall pay over
    such proceeds or cash deposits to
    Lessee.

        No inspections or any approvals
    of the Work during or after
    construction shall constitute a
    warranty or representation by Lessor,
    or any of its agents or Consultants,
    as to the technical sufficiency,
    adequacy or safety of any structure
    or any of its component parts,
    including, without limitation, any
    fixtures, equipment or furnishings,
    or as to the subsoil conditions or
    any other physical condition or
    feature pertaining to the Leased
    Property.  All acts, including any
    failure to act, relating to Lessor
    are performed solely for the benefit
    of Lessor to assure the payment and
    performance of the Lease Obligations
    and are not for the benefit of Lessee
    or the benefit of any other Person.

    13.2 DISPOSITION OF INSURANCE
PROCEEDS.

        13.2.1  PROCEEDS TO BE RELEASED
    TO PAY FOR WORK.  In the event of any
    Casualty, except as provided for in
    Section 13.2.2, Lessor shall release
    proceeds of property insurance held
    by it to pay for the Work in
    accordance with the provisions and
    procedures set forth in this Article
    13, only if:

                   (a)  all of the terms,
         conditions and provisions of
         Sections 13.1 and 13.2.1 are
         satisfied;

                   (b)  Lessee
         demonstrates to Lessor's
         satisfaction that Lessee has the
         financial ability to satisfy the
         Lease Obligations during such
         repair or restoration; and

                   (c)  no Sublease
         material to the operation of the
         Facility immediately prior to
         such damage or taking shall have
         been cancelled or terminated,
         nor contain any still
         exercisable right to cancel or
         terminate, due to such Casualty
         if and to the extent that the
         income from such Sublease is
         necessary in order to avoid the
         violation of any of the
         financial covenants set forth in
         this Lease or otherwise to avoid
         the creation of an Event of
         Default.




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

    If a Fee Mortgagee prevents Lessor
    from releasing proceeds of property
    insurance notwithstanding the
    satisfaction of the foregoing
    requirements, Lessee shall have no
    obligation to restore the Casualty to
    which such proceeds pertain.

        13.2.2  PROCEEDS NOT TO BE
    RELEASED.  If, as the result of any
    Casualty,  the Leased Property is
    damaged to the extent it is rendered
    Unsuitable For Its Primary Intended
    Use and if either:  (a) Lessee, after
    exercise of diligent efforts, cannot
    within a reasonable time (not in
    excess of ninety (90) days) obtain
    all necessary Permits in order to be
    able to perform all required Work and
    to again operate the Facility for its
    Primary Intended Use and, if
    applicable, the Other Permitted Uses
    within two hundred and seventy (270)
    days from the occurrence of the
    damage or destruction in
    substantially the manner as
    immediately prior to such damage or
    destruction or (b) such Casualty
    occurs during the last twenty-four
    (24) months of the Term and would
    reasonably require more than nine (9)
    months to obtain all Permits and
    complete the Work, then Lessee may
    either (i) acquire the Leased
    Property from Lessor for a purchase
    price equal to the greater of (x) the
    Meditrust Investment or (y) the Fair
    Market Value of the Leased Property
    minus the Fair Market Added Value,
    with the Fair Market Value and the
    Fair Market Added Value to be
    determined as of the day immediately
    prior to such Casualty and prior to
    any other Casualty which has not been
    fully repaired, restored or replaced,
    in which event, Lessee shall be
    entitled upon payment of the full
    purchase price to receive all
    property insurance proceeds (less any
    costs and expenses incurred by Lessor
    in collecting the same), or (ii)
    terminate this Lease, in which event
    (subject to the provisions of the
    last sentence of this Section 13.2.2)
    Lessor shall be entitled to receive
    and retain the insurance proceeds;
    provided, however, that Lessee shall
    only have such right of termination
    effective upon payment to Lessor of
    all Rent and other sums due under
    this Lease and the other Lease
    Documents through the date of
    termination plus an amount, which
    when added to the sum of (1) the Fair
    Market Value of the Leased Property
    as affected by all unrepaired or
    unrestored damage due to any Casualty
    (and giving due regard for delays,
    costs and expenses incident to
    completing all repair or restoration
    required to fully repair or restore
    the same) plus (2) the amount of
    insurance proceeds actually received
    by Lessor (net of costs and expenses
    incurred by Lessor in collecting the
    same) equals (3) the greater of the
    Meditrust Investment or the Fair
    Market Value of the Leased Property
    minus the Fair Market Added Value,
    with the Fair Market Value and the
    Fair Market Added Value to be
    determined as of the day immediately
    prior to such Casualty and prior to
    any other Casualty which has not been
    fully repaired.  Any acquisition of
    the Leased Property pursuant to the
    terms of this Section 13.2.2 shall be
    consummated in accordance with the
    provisions of Article 18, mutatis,
    mutandis.  If


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

              such termination becomes
    effective, Lessor shall assign to
    Lessee any outstanding insurance
    claims and, at Lessee's expense,
    shall cooperate in Lessee's efforts
    to secure the same.  In the event
    this Lease is terminated pursuant to
    the provisions of this Section 13.2.2
    and the insurance proceeds received
    by Lessor in connection therewith
    (net of costs and expenses incurred
    in obtaining such proceeds) exceeds
    one hundred fifteen percent (115%) of
    the Fair Market Value of the Leased
    Premises at the time of such
    termination, Lessor shall pay to
    Lessee fifty percent (50%) of the
    amount of such excess.

    13.3 TANGIBLE PERSONAL PROPERTY.  All
insurance proceeds payable by reason of
any loss of or damage to any of the
Tangible Personal Property shall be paid to Lessor as secured party, subject to the rights of the holders of any Permitted
Prior Security Interests, and, thereafter, provided that no Lease Default, nor any fact or circumstance which with the giving of notice and/or the passage of time could constitute a Lease Default, has occurred and is continuing, Lessor shall pay such insurance proceeds to Lessee to reimburse
Lessee for the cost of repairing or
replacing the damaged Tangible Personal
Property, subject to the terms and
conditions set forth in the other
provisions of this Article 13, mutatis
mutandis.

    13.4 RESTORATION OF CERTAIN
IMPROVEMENTS AND THE TANGIBLE PERSONAL
PROPERTY. If Lessee is required or elects to restore the Facility, Lessee shall either (a) restore (i) all alterations and improvements to the Leased Property made by Lessee and (ii) the Tangible Personal
Property or (b) replace such alterations and improvements and the Tangible Personal
Property with improvements or items of the same or better quality and utility in the operation of the Leased Property provided, however, that Lessee shall be obligated to so restore or replace the Tangible
Personal Property only to the extent
desirable for the prudent operation of the Facility in the good faith exercise of commercially reasonable business judgment.

    13.5 NO ABATEMENT OF RENT.  In no
event shall any Rent abate as a result of any Casualty except as expressly provided in Section 3.7.

    13.6 TERMINATION OF CERTAIN RIGHTS.
Any termination of this Lease pursuant to this Article 13 shall cause any right of Lessee to extend the Term of this Lease granted to Lessee herein and any right of Lessee to purchase the Leased Property contained in this Lease to be terminated and to be without further force or effect.

    13.7 WAIVER.  Lessee hereby waives any
statutory rights of termination which may arise by reason of any damage or destruction to the Leased Property due to any Casualty which Lessee is obligated to restore or may restore under any of the provisions of this Lease.


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

    13.8 APPLICATION OF RENT LOSS AND/OR
BUSINESS INTERRUPTION INSURANCE. Lessor shall direct all proceeds of rent loss and/or business interruption insurance
(collectively, "Rent Insurance Proceeds") to be paid to Lessee, provided no fact or circumstance exists which constitutes, or with notice, or passage of time, or both, would constitute, a Lease Default pertaining to the Facility or the Leased
Property. If a Lease Default or such fact or circumstance exists, Lessor may rescind such direction and apply all such insurance proceeds towards the Lease
Obligations pertaining to the Facility or the Leased Property or hold such proceeds as security therefor.

    13.9 OBLIGATION TO ACCOUNT.  Upon
Lessee's written request, which may not be made not more than once in any three (3) month period, Lessor shall provide Lessee with a written accounting of the application of all insurance proceeds received by Lessor.


ARTICLE 14

CONDEMNATION

    14.1 PARTIES' RIGHTS AND OBLIGATIONS.
If during the Term there is any Taking of all or any part of the Leased Property or any interest in this Lease, the rights and obligations of the parties shall be determined by this Article 14.

    14.2 TOTAL TAKING.  If there is a
permanent Taking of all or substantially all of the Leased Property, this Lease shall terminate on the Date of Taking. In the event this Lease is terminated pursuant to the provisions of this Section
14.2 and the Award received by Lessor in connection therewith (net of costs and expenses incurred in obtaining such Award) exceeds one hundred fifteen percent (115%) of the Fair Market Value of the Leased
Premises at the time of such termination, Lessor shall pay to Lessee fifty percent
(50%) of the amount of such excess.

    14.3 PARTIAL OR TEMPORARY TAKING.  If
there is a Permanent Taking of a portion of the Leased Property, or if there is a temporary Taking of all or a portion of the Leased Property, this Lease shall remain in effect so long as the Leased
Property is not thereby rendered
permanently Unsuitable For Its Primary
Intended Use or temporarily Unsuitable For
Its Primary Intended Use for a period not likely to, or which does not, exceed two hundred and seventy (270) days. If, however, the Leased Property is thereby so rendered permanently or temporarily
Unsuitable For Its Primary Intended Use:
(a) if only rendered temporarily
Unsuitable For Its Primary Intended Use,
Lessee shall have the right to restore the Leased Property, at its own expense
(subject to the right under certain
circumstances as provided for in Section
14.5 to receive the net proceeds of an
Award for reimbursement), to the extent
possible, to substantially the same
condition as existed immediately before
the partial or


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

temporary Taking or (b) Lessee shall have the right to acquire the Leased Property from Lessor (i) upon payment of all Rent due through the date that the purchase price is paid, for a purchase price equal to the greater of (x) the Meditrust
Investment or (y) the Fair Market Value of the Leased Property minus the Fair Market
Added Value, with the Fair Market Value of the Leased Property and the Fair Market
Added Value to be determined as of the day immediately prior to such partial or temporary Taking and (ii) in accordance with the terms and conditions set forth in
Article 18; in which event, this Lease
shall terminate upon payment of such
purchase price and the consummation of
such acquisition.  Notwithstanding the
foregoing, Lessor may overrule Lessee's
election under clause (a) or (b) and
instead either (1) terminate this Lease
(with no obligation on the part of Lessee to acquire the Leased Property as a result thereof) as of the date when Lessee is required to surrender possession of the portion of the Leased Property so taken if
(X) such portion comprises more than
thirty percent (30%) of the Leased
Property or of the residential building(s) located thereon or (Y) possession thereof is to be surrendered within two years of the expiration of the Term or (2) compel
Lessee to keep the Lease in full force and effect and to restore the Leased Property as provided in clause (a) above, but only if the Leased Property may be operated for at least eighty percent (80%) of the licensed unit capacity of the Facility in effect prior to the Taking. Lessee shall exercise its election under this Section
14.3 by giving Lessor notice thereof
("Lessee's Election Notice") within sixty
(60) days after Lessee receives notice of the Taking. Lessor shall exercise its option to overrule Lessee's election under this Section 14.3 by giving Lessee notice of Lessor's exercise of its rights under
Section 14.3 within thirty (30) days after Lessor receives Lessee's Election Notice.
If, as the result of any such partial or temporary Taking, this Lease is not terminated as provided above, Lessee shall be entitled to an abatement of Rent, but only to the extent, if any, provided for in Section 3.7, effective as of the date upon which the Leased Property is rendered
Unsuitable For Its Primary Intended Use.

    14.4 RESTORATION.  If there is a
partial or temporary Taking of the Leased
Property and this Lease remains in full
force and effect pursuant to Section 14.3, Lessee shall accomplish all necessary restoration and Lessor shall release the net proceeds of such Award to reimburse
Lessee for the actual reasonable costs and expenses thereof, subject to all of the conditions and provisions set forth in
Article 13 as though the Taking was a
Casualty and the Award was insurance
proceeds. If the cost of the restoration exceeds the amount of the Award (net of costs and expenses incurred in obtaining the Award), Lessee shall be obligated to contribute any excess amount needed to restore the Facility or pay for such costs and expenses. To the extent that the cost of restoration is less than the amount of the Award (net of cost and expenses incurred in obtaining the Award), the remainder of the Award shall be retained by Lessor and Rent shall be abated as set forth in Section 3.7.





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

    14.5 AWARD DISTRIBUTION.  In the event
Lessee completes the purchase of the
Leased Property, as described in Section
14.3, the entire Award shall, upon payment of the purchase price and all Rent and other sums due under this Lease and the other Lease Documents, belong to Lessee and Lessor agrees to assign to Lessee all of Lessor's rights thereto or, to the extent Lessor has received payment of the Award, the amount of such payment shall be credited against the purchase price. In any other event, the entire Award (except for such portion thereof which the Condemner designates as allocable to
Lessee's loss of business or Tangible
Personal Property) shall belong to and be paid to Lessor.

    14.6 CONTROL OF PROCEEDINGS.  Subject
to the rights of any Fee Mortgagee, unless and until Lessee completes the purchase of the Leased Property as provided in Section
14.3, all proceedings involving any Taking and the prosecution of claims arising out of any Taking against the Condemnor shall be conducted, prosecuted and settled by Lessor; provided, however, that Lessor shall keep Lessee apprised of the progress of all such proceedings and shall solicit
Lessee's advice with respect thereto and shall give due consideration to any such advice. In addition, Lessee shall reimburse Lessor (as an Additional Charge) for all costs and expenses, including reasonable attorneys' fees, appraisal fees, fees of expert witnesses and costs of litigation or dispute resolution, in relation to any Taking, whether or not this Lease is terminated; provided, however, if this Lease is terminated as a result of a Taking, Lessee's obligation to so reimburse Lessor shall be diminished by the amount of the Award, if any, received by Lessor which is in excess of the Meditrust Investment.

























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ARTICLE 15

PERMITTED CONTESTS

    15.1 LESSEE'S RIGHT TO CONTEST.  To
the extent of the express references made to this Article 15 in other Sections of this Lease, Lessee, any Sublessee or any Manager on their own or on Lessor's behalf
(or in Lessor's name), but at their sole cost and expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence (until the resolution thereof), the amount, validity or application, in whole or in part, of any Imposition, Legal
Requirement, the decision of any
Governmental Authority related to the
operation of the Leased Property for its Primary Intended Use and/or, if applicable, any of the Other Permitted
Uses or any Lien or claim relating to the Leased Property not otherwise permitted by this Agreement; provided, that (a) prior written notice of such contest is given to Lessor, (b) in the case of an unpaid
Imposition, Lien or claim, the
commencement and continuation of such
proceedings shall suspend the collection thereof from Lessor and/or compliance by any applicable member of the Leasing Group with the contested Legal Requirement or other matter may be legally delayed pending the prosecution of any such proceeding without the occurrence or creation of any Lien, charge or liability of any kind against the Leased Property,
(c) neither the Leased Property nor any
rent therefrom would be in any immediate danger of being sold, forfeited, attached or lost as a result of such proceeding,
(d) in the case of a Legal Requirement,
neither Lessor nor any member of the
Leasing Group would be in any immediate
danger of civil or criminal liability for failure to comply therewith pending the outcome of such proceedings, (e) in the event that any such contest shall involve a sum of money or potential loss in excess of TWENTY FIVE THOUSAND DOLLARS ($25,000),
Lessee shall deliver to Lessor an
Officer's Certificate and opinion of
counsel, if Lessor deems the delivery of an opinion to be appropriate, certifying or opining, as the case may be, as to the validity of the statements set forth to the effect set forth in clauses (b), (c) and (d), to the extent applicable, (f)
Lessee shall give such cash security as
may be demanded in good faith by Lessor to insure ultimate payment of any fine, penalty, interest or cost and to prevent any sale or forfeiture of the affected portion of the Leased Property by reason of such non-payment or non-compliance, (g) if such contest is finally resolved against Lessor or any member of the Leasing Group, Lessee shall promptly pay, as Additional Charges due hereunder, the amount required to be paid, together with all interest and penalties accrued thereon and/or comply (and cause any Sublessee and any Manager to comply) with the applicable
Legal Requirement, and (h) no state of
facts or circumstance exists which
constitutes, or with the passage of time and/or the giving of notice, could constitute a Lease Default; provided, however, but without limiting any other right Lessee may have under the Lease
Documents to contest the payment of Rent, the provisions of this Article 15 shall not be construed to permit Lessee to contest the payment of Rent or any other sums payable by



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

Lessee to Lessor under any of the Lease
Documents.  If such contest is finally
resolved in favor of Lessee, Lessee shall be entitled to any refund resulting therefrom.

    15.2 LESSOR'S COOPERATION.  Lessor, at
Lessee's sole cost and expense, shall
execute and deliver to Lessee such
authorizations and other documents as may reasonably be required in any such contest, so long as the same does not expose Lessor to any civil or criminal liability, and, if reasonably requested by Lessee or if Lessor so desires, Lessor shall join as a party therein.

    15.3 LESSEE'S INDEMNITY.  Lessee, as
more particularly provided for in Section
12.2, shall indemnify, defend (with
counsel acceptable to Lessor) and save
Lessor harmless against any liability,
cost or expense of any kind, including,
without limitation, attorneys' fees and
expenses that may be imposed upon Lessor in connection with any such contest and any loss resulting therefrom and in the enforcement of this indemnification.


ARTICLE 16

DEFAULT

    16.1 EVENTS OF DEFAULT.  Each of the
following shall constitute an "Event of
Default" hereunder and shall entitle
Lessor to exercise its remedies hereunder and under any of the other Lease
Documents:

        (a)     any failure of Lessee to
    pay any amount due hereunder or under
    any of the other Lease Documents
    within ten (10) days following the
    date when such payment was due;

        (b)     any failure in the
    observance or performance of any
    other covenant, term, condition or
    warranty provided in this Lease or
    any of the other Lease Documents,
    other than the payment of any
    monetary obligation and other than as
    specified in subsections (c) through
    (v) below (a "Failure to Perform"),
    continuing for thirty (30) days after
    the giving of notice by Lessor to
    Lessee specifying the nature of the
    Failure to Perform; except as to
    matters not susceptible to cure
    within thirty (30) days, provided
    that with respect to such matters,
    (i) Lessee commences the cure thereof
    within thirty (30) days after the
    giving of such notice by Lessor to
    Lessee,  (ii) Lessee continuously
    prosecutes such cure to completion,
    (iii) such cure is completed within
    one hundred twenty (120) days after
    the giving of such notice by Lessor
    to Lessee and (iv) such Failure to
    Perform does not impair the value of,
    or Lessor's rights with respect to,
    the Leased Property or otherwise
    impair the Collateral or Lessor's
    security interest therein;

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        (c)     the occurrence of any
    default or breach of condition
    continuing beyond the expiration of
    the applicable notice and grace
    periods, if any, under any of the
    other Lease Documents, including,
    without limitation, the Agreement
    Regarding Related Transactions;

        (d)     if any representation,
    warranty or statement contained
    herein or in any of the other Lease
    Documents proves to be untrue in any
    material respect as of the date when
    made or at any time during the Term
    if such representation or warranty is
    a continuing representation or
    warranty pursuant to Section 10.2;

        (e)     if any member of the
    Leasing Group shall (i) voluntarily
    be adjudicated a bankrupt or
    insolvent, (ii) seek or consent to
    the appointment of a receiver or
    trustee for itself or for the Leased
    Property, (iii) file a petition
    seeking relief under the bankruptcy
    or other similar laws of the United
    States, any state or any
    jurisdiction, (iv) make a general
    assignment for the benefit of
    creditors, (v) make or offer a
    composition of its debts with its
    creditors or (vi) be unable to pay
    its debts as such debts mature;

        (f)     if any court shall enter
    an order, judgment or decree
    appointing, without the consent of
    any member of the Leasing Group, a
    receiver or trustee for such member
    or for any of its property and such
    order, judgment or decree shall
    remain in force, undischarged or
    unstayed, ninety (90) days after it
    is entered;

        (g)     if a petition is filed
    against any member of the Leasing
    Group which seeks relief under the
    bankruptcy or other similar laws of
    the United States, any state or any
    other jurisdiction, and such petition
    is not dismissed within ninety (90)
    days after it is filed;

        (h)     in the event that:

                   i.   all or any
                 portion of the interest
                 of any partner,
                 shareholder, member in
                 any member of the Leasing
                 Group (other than
                 Guarantor) shall be, on
                 any one or more
                 occasions, directly or
                 indirectly, sold,
                 assigned, hypothecated or
                 otherwise transferred
                 (whether by operation of
                 law or otherwise), if
                 such member of the
                 Leasing Group shall be a
                 partnership, joint
                 venture, syndicate or
                 other group, without the
                 prior written consent of
                 Lessor, in each instance,
                 which consent may be
                 withheld by Lessor in its
                 reasonable discretion
                 with respect to a



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sale, assignment,
                 hypothecation or other
                 transfer to a
                 Meditrust/Emeritus
                 Transaction Affiliate and
                 in all other cases, in
                 its sole and absolute
                 discretion;

                   ii.  the shares of the
                 issued and outstanding
                 capital stock of any
                 member of the Leasing
                 Group (other than
                 Guarantor) shall be, on
                 any one or more
                 occasions, directly or
                 indirectly, sold,
                 assigned, hypothecated or
                 otherwise transferred
                 (whether by operation of
                 law or otherwise), if
                 such member of the
                 Leasing Group shall be a
                 corporation, without the
                 prior written consent of
                 Lessor, in each instance,
                 which consent may be
                 withheld by Lessor in its
                 reasonable discretion
                 with respect to a sale,
                 assignment, hypothecation
                 or other transfer to a
                 Meditrust/Emeritus
                 Transaction Affiliate and
                 in all other cases, in
                 its sole and absolute
                 discretion; or

                   iii. all or any
                 portion of the beneficial
                 interest in any member of
                 the Leasing Group (other
                 than Guarantor) shall be,
                 directly or indirectly,
                 sold or otherwise
                 transferred (whether by
                 operation of law or
                 otherwise), if such
                 member of the Leasing
                 Group shall be a trust,
                 without the prior written
                 consent of Lessor, in
                 each instance, which
                 consent may be withheld
                 by Lessor in its
                 reasonable discretion
                 with respect to a sale,
                 assignment, hypothecation
                 or other transfer to a
                 Meditrust/Emeritus
                 Transaction Affiliate and
                 in all other cases, in
                 its sole and absolute
                 discretion;

    Notwithstanding the foregoing, no
    consent of Lessor to a pledge by
    Lessee of its stock to the lender of
    a Working Capital Loan satisfying the
    requirements of Section 6.1.3 shall
    be required (a "Working Capital Stock
    Pledge").

        (i)     the death, incapacity,
    liquidation, dissolution or
    termination of existence of any
    member of the Leasing Group or the
    merger or consolidation of any member
    of the Leasing Group with any other
    Person except as expressly permitted
    by the terms of this Lease Agreement;




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        (j)     except as provided in
    Section 19.1 hereof, if, without the
    prior written consent of Lessor, in
    each instance, which consent may be
    withheld by Lessor in its sole and
    absolute discretion, Lessee's or any
    interest of a Sublessee which is an
    Affiliate of Lessee in the Leased
    Property shall be, directly or
    indirectly, mortgaged, encumbered (by
    any voluntary or involuntary Lien
    other than the Permitted
    Encumbrances), subleased, sold,
    assigned, hypothecated or otherwise
    transferred (whether by operation of
    law or otherwise);

        (k)     the occurrence of a
    default or breach of condition
    continuing beyond the expiration of
    the applicable notice and grace
    periods, if any, in connection with
    the payment or performance of any
    other material obligation of Lessee
    or any Sublessee which is an
    Affiliate of Lessee, if the
    applicable creditor or obligee elects
    to declare the obligations of Lessee
    or the applicable Sublessee under the
    applicable agreement due and payable
    or to exercise any other right or
    remedy available to such creditor or
    obligee, or, whether or not such
    creditor or obligee has so elected or
    exercised, such creditor's or
    obligee's rights and remedies, if
    exercised, may involve or result in
    the taking of possession of, or the
    creation of a Lien on, the Leased
    Property; provided, however, that in
    any event, the election by the
    applicable creditor or obligee to
    declare the obligations of Lessee
    under the applicable agreement due
    and payable or to exercise any other
    right or remedy available to such
    creditor or obligee shall be an Event
    of Default hereunder only if such
    obligations, individually or in the
    aggregate, are in excess of TWO
    HUNDRED FIFTY THOUSAND DOLLARS
    ($250,000);

        (l)     the occurrence of a
    Related Party Default;

        (m)     the occurrence of any
    default or breach of condition which
    is not cured within any applicable
    cure period under a Working Capital
    Loan secured by a Working Capital
    Stock Pledge (or any documents
    executed in connection therewith) or
    the exercise of any ownership rights
    by the lender of a Working Capital
    Loan secured by a Working Capital
    Stock Pledge;

        (n)     except as a result of
    Casualty or a partial or complete
    Condemnation (including a temporary
    taking), if Lessee or any Sublessee
    ceases operation of the Facility for
    a period in excess of thirty (30)
    days (a "Failure to Operate");

        (o)     if one or more judgments
    against Lessee or any Sublessee which
    is an Affiliate of Lessee or
    attachments against Lessee's interest
    or any such Sublessee's interest in
    the




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              Leased Property, which in
    the aggregate exceed TWO HUNDRED
    FIFTY THOUSAND DOLLARS ($250,000) or
    which may materially and adversely
    interfere with the operation of the
              Facility, remain unpaid,
    unstayed on appeal, undischarged,
    unbonded or undismissed for a period
    of thirty (30) days;

        (p)     if any malpractice award
    or judgment exceeding any applicable
    professional liability insurance
    coverage by more than FIVE HUNDRED
    THOUSAND DOLLARS ($500,000) shall be
    rendered against any member of the
    Leasing Group and either
    (i) enforcement proceedings shall
    have been commenced by any creditor
    upon such award or judgment or
    (ii) such award or judgment shall
    continue unsatisfied and in effect
    for a period of ten (10) consecutive
    days without an insurance company
    satisfactory to Lessor (in its sole
    and absolute discretion) having
    agreed to fund such award or judgment
    in a manner satisfactory to Lessor
    (in its sole and absolute discretion)
    and in either case such award or
    judgment shall, in the reasonable
    opinion of Lessor, have a material
    adverse affect on the ability of
    Lessee or any Sublessee to operate
    the Facility;

        (q)     if any Provider Agreement
    material to the operation or
    financial condition of the Leased
    Property shall be terminated prior to
    the expiration of the term thereof
    or, without the prior written consent
    of Lessor, in each instance, which
    consent may be withheld in Lessor's
    reasonable discretion, shall not be
    renewed or extended upon the
    expiration of the stated term
    thereof;

        (r)     if, after Lessee or any
    Sublessee has obtained approval for
    Medicare and/or Medicaid funding, a
    final unappealable determination is
    made by the applicable Governmental
    Authority that Lessee or any
    Sublessee shall have failed to comply
    with applicable Medicare and/or
    Medicaid regulations in the operation
    of the Facility, as a result of which
    failure Lessee or such Sublessee is
    declared ineligible to continue its
    participation in the Medicare and/or
    Medicaid programs and such
    determination could reasonably be
    expected to have a material adverse
    effect on the operation or financial
    condition of the Leased Property;

        (s)     if any member of the
    Leasing Group receives notice of a
    final unappealable determination by
    applicable Governmental Authorities
    of the revocation of any Permit
    required for the lawful construction
    or operation of the Facility in
    accordance with the Primary Intended
    Use and, if applicable, the Other
    Permitted Uses or the loss of any
    Permit under any other circumstances
    under which any member of the Leasing
    Group is required to permanently
    cease the construction or operation
    of the Facility in accordance with
    the Primary Intended Use and the
    Other Permitted Uses; and

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        (t)     any failure to maintain
    the insurance required pursuant to
    Section 13 of this Lease in force and
    effect at all times until the Lease
    Obligations are fully paid and
    performed;

        (u)     the appointment of a
    temporary manager (or operator) for
    the Leased Property by any
    Governmental Authority;

        (v)     the entry of an order by
    a court with jurisdiction over the
    Leased Property to close the
    Facility, to transfer one or more
    residents the Facility as a result of
    an allegation of abuse or neglect or
    to take any action to eliminate an
    emergency situation then existing at
    the Facility, if such order has not
    been stayed pending appeal within ten
    (10) following such entry; or

        (w)     the occurrence of any
    default or breach of condition
    continuing for more than thirty (30)
    days under any credit agreement, loan
    agreement or other agreement
    establishing a major line of credit
    (including, without limitation, a
    major line of credit or a Working
    Capital Loan which is not secured by
    a Working Capital Stock Pledge)(or
    any documents executed in connection
    with such lines of credit) on behalf
    of Guarantor without regard to
    whether the applicable creditor has
    elected to declare the indebtedness
    due and payable under such line of
    credit or to exercise any other right
    or remedy available to it or the
    occurrence of any such default or
    breach of condition if the applicable
    creditor has elected to declare the
    indebtedness due and payable under
    such line of credit or to exercise
    any other right or remedy available
    to it.  For the purpose of this
    provision, a major line of credit
    shall mean and include any line of
    credit established in an amount equal
    to or greater than ONE MILLION
    DOLLARS ($1,000,000) with respect to
    a line of credit for which Guarantor
    is an obligor, endorser, surety or
    guarantor.


















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    16.2 REMEDIES.

    (a)  If any Lease Default shall have
occurred, Lessor may at its option
terminate this Lease by giving Lessee not less than ten (10) days' notice of such termination, or exercise any one or more of its rights and remedies under this Lease or any of the other Lease Documents, or as available at law or in equity and upon the expiration of the time fixed in such notice, the Term shall terminate (but only if Lessor shall have specifically elected by a written notice to so terminate the Lease) and all rights of Lessee under this Lease shall cease.
Notwithstanding the foregoing, in the
event of Lessee's failure to pay Rent, if such Rent remains unpaid beyond ten (10) days from the due date thereof, Lessor shall not be obligated to give ten (10) days notice of such termination or exercise of any of its other rights and remedies under this Lease, or the other
Lease Documents, or otherwise available at law or in equity, and Lessor shall be at liberty to pursue any one or more of such rights or remedies without further notice.
No taking of possession of the Leased
Property by or on behalf of Lessor, and no other act done by or on behalf of Lessor, shall constitute an acceptance of surrender of the Leased Property by Lessee or reduce Lessee's obligations under this Lease or the other Lease Documents, unless otherwise expressly agreed to in a written document signed by an authorized officer or agent of Lessor.

    (b)  To the extent permitted under
applicable law, Lessee shall pay as
Additional Charges all costs and expenses
(including, without limitation, attorneys' fee and expenses) reasonably incurred by or on behalf of Lessor as a result of any Lease Default.

    (c)  If any Lease Default shall have
occurred, whether or not this Lease has
been terminated pursuant to Paragraph (a) of this Section, Lessee shall, to the extent permitted under applicable law, if required by Lessor so to do, upon not less than ten (10) days' prior notice from Lessor, immediately surrender to Lessor the Leased Property pursuant to the provisions of Paragraph (a) of this Section and quit the same, and Lessor may enter upon and repossess the Leased
Property by reasonable force, summary
proceedings, ejectment or otherwise, and may remove Lessee and all other Persons and any and all of the Tangible Personal
Property from the Leased Property, subject to the rights of any residents of the Facility and any Sublessees who are not Affiliates of any member of the Leasing
Group and to any requirements of
applicable law, or Lessor may claim
ownership of the Tangible Personal
Property as set forth in Section 5.2.3
hereof or Lessor may exercise its rights as secured party under the Security
Agreement. Lessor shall use reasonable, good faith efforts to relet the Leased
Property or otherwise mitigate damages
suffered by Lessor as a result of Lessee's breach of this Lease.






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    (d)  In addition to all of the rights
and remedies of Lessor set forth in this Lease and the other Lease Documents, if Lessee shall fail to pay any rental or other charge due hereunder (whether denominated as Base Rent, Additional Rent,
Additional Charges or otherwise) within
ten (10) days after same shall have become due and payable, then and in such event
Lessee shall also pay to Lessor (i) a late payment service charge (in order to partially defray Lessor's administrative and other overhead expenses) equal to TWO
HUNDRED FIFTY DOLLARS ($250) and (ii) to the extent permitted by applicable law, interest on such unpaid sum at the Overdue
Rate; it being understood, however, that nothing herein shall be deemed to extend the due date for payment of any sums required to be paid by Lessee hereunder or to relieve Lessee of its obligation to pay such sums at the time or times required by this Lease.

    16.3 DAMAGES.  None of (a) the
termination of this Lease pursuant to
Section 16.2, (b) the eviction of Lessee or the repossession of the Leased
Property, (c) the inability after
reasonable diligence of Lessor,
notwithstanding reasonable good faith
efforts, to relet the Leased Property, (d) the reletting of the Leased Property or
(e) the failure of Lessor to collect or
receive any rentals due upon any such
reletting, shall relieve Lessee of its
liability and obligations hereunder, all of which shall survive any such termination, repossession or reletting.
In any such event, Lessee shall forthwith pay to Lessor all Rent due and payable with respect to the Leased Property to and including the date of such termination, repossession or eviction. Thereafter,
Lessee shall forthwith pay to Lessor, at Lessor's option, either:

         (i)    the sum of: (x) all Rent
         that is due and unpaid at later
         to occur of termination,
         repossession or eviction,
         together with interest thereon
         at the Overdue Rate to the date
         of payment, plus (y) the worth
         (calculated in the manner stated
         below) of the amount by which
         the unpaid Rent for the balance
         of the Term after the later to
         occur of the termination,
         repossession or eviction exceeds
         the fair market rental value of
         the Leased Property for the
         balance of the Term, plus (z)
         any other amount necessary to
         compensate Lessor for all damage
         proximately caused by Lessee's
         failure to perform the Lease
         Obligations or which in the
         ordinary course would be likely
         to result therefrom and less the
         amount of rent that has actually
         been received by Lessor
         following the termination of
         this Lease from a Person other
         than an Affiliate of Lessor
         (which for purposes hereof shall
         include the net income received
         by Lessor or an Affiliate of
         Lessor from its own operation of
         the Leased Property in the event
         it elects to resume operation
         thereof in lieu of hiring a
         third party manager or re-
         letting the Leased Property); or




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         (ii)   each payment of Rent as
         the same would have become due
         and payable if Lessee's right of
         possession or other rights under
         this Lease had not been
         terminated, or if Lessee had not
         been evicted, or if the Leased
         Property had not been
         repossessed which Rent, to the
         extent permitted by law, shall
         bear interest at the Overdue
         Rate from the date when due
         until the date paid, and Lessor
         may enforce, by action or
         otherwise, any other term or
         covenant of this Lease.  There
         shall be credited against
         Lessee's obligation under this
         Clause (ii) amounts actually
         collected by Lessor from another
         tenant to whom the Leased
         Property may have actually been
         leased or, if Lessor is
         operating the Leased Property
         for its own account, the actual
         Cash Flow of the Leased
         Property.

    In making the determinations described
in subparagraph (i) above, the "worth" of unpaid Rent shall be determined by a court having jurisdiction thereof using the lowest rate of capitalization (highest present worth) reasonably applicable at the time of such determination and allowed by applicable law and the Additional Rent shall be deemed to be the same as the average Additional Rent of the preceding five (5) full calendar years, or if shorter, the average Additional Rent for the calendar years or portions thereof since the date that Additional Rent commenced to accrue or such other amount as either party shall prove reasonably could have been earned during the remainder of the Term or any portion thereof.

    16.4 LESSEE WAIVERS.  If this Lease is
terminated pursuant to Section 16.2,
Lessee waives, to the extent not
prohibited by applicable law, (a) any
right of redemption, re-entry or
repossession, (b) any right to a trial by jury in the event of summary proceedings to enforce the remedies set forth in this
Article 16, and (c) the benefit of any
laws now or hereafter in force exempting property from liability for rent or for debt.

    16.5 APPLICATION OF FUNDS.  Any
payments otherwise payable to Lessee which are received by Lessor under any of the provisions of this Lease during the existence or continuance of any Lease
Default shall be applied to the Lease
Obligations in the order which Lessor may reasonably determine or as may be required by the laws of the State.

    16.6 FAILURE TO CONDUCT BUSINESS.  For
the purpose of determining rental loss
damages or Additional Rent, in the event
Lessee fails to conduct business upon the Leased Property, exact damages or the amount of Additional Rent being unascertainable, it shall be deemed that the Additional Rent for such period would be equal to the average annual Additional
Rent during the five (5) preceding
calendar years or such shorter period of time as may have existed between the date
Additional Rent commenced to accrue and
the date of computation.




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    16.7 LESSOR'S RIGHT TO CURE.  If
Lessee shall fail to make any payment, or to perform any act required to be made or performed under this Lease and to cure the same within the relevant time periods provided in Section 16.1, Lessor, after five (5) Business Days' prior notice to Lessee (except in an emergency when such shorter notice shall be given as is reasonable under the circumstances), and without waiving or releasing any obligation or Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Lessee, and may, to the extent permitted by law, enter upon the Leased Property for such purpose and take all such action thereon as, in Lessor's opinion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Lessee. All sums so paid by Lessor and all costs and expenses
(including, without limitation, reasonable attorneys' fees and expenses, in each case, to the extent permitted by law) so incurred shall be paid by Lessee to Lessor on demand as an Additional Charge. The obligations of Lessee and rights of Lessor contained in this Article shall survive the expiration or earlier termination of this Lease.

    16.8 NO WAIVER BY LESSOR.  Lessor
shall not by any act, delay, omission or otherwise (including, without limitation, the exercise of any right or remedy hereunder) be deemed to have waived any of its rights or remedies hereunder or under any of the other Lease Documents unless such waiver is in writing and signed by Lessor, and then, only to the extent specifically set forth therein. No waiver at any time of any of the terms, conditions, covenants, representations or warranties set forth in any of the Lease
Documents (including, without limitation, any of the time periods set forth therein for the performance of the Lease
Obligations) shall be construed as a
waiver of any other term, condition,
covenant, representation or warranty of
any of the Lease Documents, nor shall such a waiver in any one instance or circumstances be construed as a waiver of the same term, condition, covenant, representation or warranty in any subsequent instance or circumstance. No such failure, delay or waiver shall be construed as creating a requirement that Lessor must thereafter, as a result of such failure, delay or waiver, give notice to Lessee or any Guarantor, or any other
Person that Lessor does not intend to, or may not, give a further waiver or to refrain from insisting upon the strict performance of the terms, conditions, covenants, representations and warranties set forth in the Lease Documents before Lessor can exercise any of its rights or remedies under any of the Lease Documents or before any Lease Default can occur, or as establishing a course of dealing for interpreting the conduct of and agreements between Lessor and Lessee, the Guarantor or any other Person.

    The acceptance by Lessor of any
payment that is less than payment in full of all amounts then due under any of the Lease Documents at the time of the making of such payment shall not: (a) constitute a waiver of the right to exercise any of Lessor's remedies at that time or at any subsequent time, (b) constitute an accord and satisfaction or (c) nullify any prior



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exercise of any remedy, without the
express written consent of Lessor.  Any
failure by Lessor to take any action under this Lease or any of the other Lease
Documents by reason of a default hereunder or thereunder, acceptance of a past due installment, or indulgences granted from time to time shall not be construed as a novation of this Lease or any of the other
Lease Documents or as a waiver of such
right or of the right of Lessor thereafter to insist upon strict compliance with the terms of this Lease or any of the other
Lease Documents, or (d) prevent the
exercise of such right of acceleration or any other right granted hereunder or under applicable law for purposes of obtaining the damages set forth in Section 16.3, specific performance or equitable remedies; and to the maximum extent not prohibited by applicable law, Lessee hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing.

    16.9 RIGHT OF FORBEARANCE.  Whether or
not for consideration paid or payable to Lessor and, except as may be otherwise specifically agreed to by Lessor in writing, no forbearance on the part of Lessor, no extension of the time for the payment of the whole or any part of the Obligations, and no other indulgence given by Lessor to Lessee or any other Person, shall operate to release or in any manner affect the original liability of Lessee or such other Persons, or to limit, prejudice or impair any right of Lessor, including, without limitation, the right to realize upon any collateral, or any part thereof, for any of the Obligations evidenced or secured by the Lease Documents; notice of any such extension, forbearance or indulgence being hereby waived by Lessee and all those claiming by, through or under Lessee.

    16.10        CUMULATIVE REMEDIES.  The
rights and remedies set forth under this Lease are in addition to all other rights and remedies afforded to Lessor under any of the other Lease Documents or at law or in equity, all of which are hereby reserved by Lessor, and this Lease is made and accepted without prejudice to any such rights and remedies. All of the rights and remedies of Lessor under each of the Lease Documents shall be separate and cumulative and may be exercised concurrently or successively in Lessor's sole and absolute discretion.














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ARTICLE 17

SURRENDER OF LEASED PROPERTY OR LEASE;
HOLDING OVER

    17.1 SURRENDER.  Lessee shall, upon
the expiration or prior termination of the Term (unless occasioned by Lessee's purchase of the Leased Property pursuant to the terms of this Lease Agreement), vacate and surrender the Leased Property to Lessor in good repair and condition, in compliance with all applicable Legal
Requirements, all Insurance Requirements, and in compliance with the provisions of
Article 8, except for: (a) ordinary wear and tear (subject to the obligation of Lessee to maintain the Leased Property in good order and repair during the entire
Term of the Lease), (b) damage caused by the gross negligence or willful acts of Lessor, and (c) any damage or destruction resulting from a Casualty or Taking that Lessee is not required by the terms of this Lease to repair or restore.

    17.2 TRANSFER OF CONTRACTS AND
PERMITS.  In connection with the
expiration or any earlier termination of this Lease (unless occasioned by Lessee's purchase of the Leased Property pursuant to the terms of this Lease Agreement), upon any request made from time to time by Lessor, Lessee shall (a) promptly and diligently use its best efforts to (i) transfer and assign all Permits and Contracts necessary or desirable for the operation of the Leased Property in accordance with its Primary Intended Use to Lessor or its designee to the extent the same are assignable under applicable
Legal Requirements and/or (ii) arrange for the transfer or assignment of such Permits and Contracts to Lessor or its designee and (b) cooperate in every respect (and to the fullest extent possible) and assist
Lessor or its designee in obtaining such Permits and Contracts (whether by transfer, assignment or otherwise) provided, however, that unless a termination is the result of a Lease
Default, Casualty or Condemnation,
Lessee's efforts and cooperation shall not require Lessee to pay the costs and expenses incurred by Lessor or Lessor's designated transferee of the Contracts and Permits. Such efforts and cooperation on the part of Lessee shall include, without limitation, the execution, delivery and filing with appropriate Governmental
Authorities and Third Party Payors of any applications, petitions, statements, notices, requests, assignments and other documents or instruments requested by
Lessor.  Furthermore, Lessee shall not
take any action or refrain from taking any action which would defer, delay or jeopardize the process of Lessor or its designee obtaining said Permits and
Contracts (whether by transfer, assignment or otherwise). Without limiting the foregoing, Lessee shall not seek to transfer or relocate any of said Permits or Contracts to any location other than the Leased Property. The provisions of this Section 17.2 shall survive the expiration or earlier termination of this Lease.






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    Lessee hereby appoints Lessor as its
attorney-in-fact, with full power of
substitution to take such actions, in the event that Lessee fails to comply with any request made by Lessor hereunder, as Lessor (in its sole absolute discretion) may deem necessary or desirable to effectuate the intent of this Section
17.2.  The power of attorney conferred on
Lessor by the provisions of this Section
17.2, being coupled with an interest,
shall be irrevocable until the Obligations are fully paid and performed and shall not be affected by any disability or incapacity which Lessee may suffer and shall survive the same. Such power of attorney is provided solely to protect the interests of Lessor and shall not impose any duty on the Lender to exercise any such power and neither Lessor nor such attorney-in-fact shall be liable for any act, omission, error in judgment or mistake of law, except as the same may result from its gross negligence or willful misconduct.

    17.3 NO ACCEPTANCE OF SURRENDER.
Except at the expiration of the Term in
the ordinary course, no surrender to
Lessor of this Lease or of the Leased
Property or any interest therein shall be valid or effective unless agreed to and accepted in writing by Lessor and no act by Lessor or any representative or agent of Lessor, other than such a written acceptance by Lessor, shall constitute an acceptance of any such surrender.

    17.4 HOLDING OVER.  If, for any
reason, Lessee shall remain in possession of the Leased Property after the expiration or any earlier termination of the Term, such possession shall be as a tenant at sufferance during which time
Lessee shall pay as rental each month, one and one-half times the aggregate of (i) one-twelfth of the aggregate Base Rent, and Additional Rent payable at the time of such expiration or earlier termination of the Term; (ii) all Additional Charges accruing during the month and (iii) all other sums, if any, payable by Lessee pursuant to the provisions of this Lease with respect to the Leased Property.
During such period of tenancy, Lessee
shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenants at sufferance, to continue its occupancy and use of the Leased Property. Nothing contained herein shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease.














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

ARTICLE 18

PURCHASE OF THE LEASED PROPERTY

    18.1 PURCHASE OF THE LEASED PROPERTY.
In the event Lessee purchases the Leased
Property from Lessor pursuant to any of
the terms of this Lease, Lessor shall,
upon receipt from Lessee of the applicable purchase price, together with full payment of any unpaid Rent due and payable with respect to any period ending on or before the date of the purchase, deliver to Lessee a deed with covenants only against acts of Lessor conveying the entire interest of Lessor in and to the Leased
Property to Lessee subject to all
applicable Legal Requirements, all of the matters described in clauses (a), (b), (e) and (g) of Section 11.5.2, Impositions, any Liens created by Lessee, any Liens created in accordance with the terms of this Lease (except to the extent specifically excluded by the terms hereof) or consented to by Lessee, the claims of all Persons claiming by, through or under Lessee, any other matters assented to by Lessee and all matters for which Lessee has responsibility under any of the Lease
Documents, but otherwise not subject to
any other Lien created by Lessor from and after the Commencement Date (other than an Encumbrance permitted under Article 20 which Lessee elects to assume). The applicable purchase price shall be paid in cash to Lessor, or as Lessor may direct, in federal or other immediately available funds except as otherwise mutually agreed by Lessor and Lessee. All expenses of such conveyance, including, without limitation, the cost of title examination or standard or extended coverage title insurance, attorneys' fees incurred by
Lessor in connection with such conveyance, recording and transfer taxes and recording fees and similar charges and specifically excluding any prepayment penalties, if any, due Lessor's mortgagee, shall be paid by Lessee.

    18.2 APPRAISAL.

        18.2.1 DESIGNATION OF APPRAISERS.
    In the event that it becomes
    necessary to determine the Fair
    Market Value of the Leased Property
    for any purpose of this Lease, the
    party required or permitted to give
    notice of such required determination
    shall include in the notice the name
    of a Person selected to act as
    appraiser on its behalf.  Within ten
    (10) days after receipt of any such
    notice, Lessor (or Lessee, as the
    case may be) shall by notice to
    Lessee (or Lessor, as the case may
    be) either accept such Person to be
    the sole appraiser to determine the
    Fair Market Value  of the Leased
    Property or appoint a second Person
    as appraiser on its behalf.

        18.2.2 APPRAISAL PROCESS.  The
    appraisers thus appointed, each of
    whom must be a member of the American
    Institute of Real Estate Appraisers
    (or any successor organization
    thereto), shall, within forty-five
    (45) days after the date of the



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

             notice appointing the first
    appraiser, proceed to appraise the
    Leased Property to determine the Fair
    Market Value of the Leased Property
    as of the relevant date (giving
    effect to the impact, if any, of
    inflation from the date of their
    decision to the relevant date);
    provided, however, that if only one
    appraiser shall have been so
    appointed, or if two appraisers shall
    have been so appointed but only one
    such appraiser shall have made such
    determination within fifty (50) days
    after the making of Lessee's or
    Lessor's request, then the
    determination of such appraiser shall
    be final and binding upon the
    parties.  If two appraisers shall
    have been appointed and shall have
    made their determinations within the
    respective requisite periods set
    forth above and if the difference
    between the amounts so determined
    shall not exceed ten per cent (10%)
    of the lesser of such amounts, then
    the Fair Market Value of the Leased
    Property shall be an amount equal to
    fifty percent (50%) of the sum of the
    amounts so determined.  If the
    difference between the amounts so
    determined shall exceed ten percent
    (10%) of the lesser of such amounts,
    then such two appraisers shall have
    twenty (20) days to appoint a third
    appraiser, but if such appraisers
    fail to do so, then either party may
    request the American Arbitration
    Association or any successor
    organization thereto to appoint an
    appraiser within twenty (20) days of
    such request, and both parties shall
    be bound by any appointment so made
    within such twenty (20) day period.
    If no such appraiser shall have been
    appointed within such twenty (20)
    days or within ninety (90) days of
    the original request for a
    determination of Fair Market Value of
    the Leased Property, whichever is
    earlier, either Lessor or Lessee may
    apply to any court having
    jurisdiction to have such appointment
    made by such court.  Any appraiser
    appointed by the original appraisers,
    by the American Arbitration
    Association or by such court shall be
    instructed to determine the Fair
    Market Value of the Leased Property
    within thirty (30) days after
    appointment of such Appraiser.  The
    determination of the appraiser which
    differs most in terms of dollar
    amount from the determinations of the
    other two appraisers shall be
    excluded, and fifty percent (50%) of
    the sum of the remaining two
    determinations shall be final and
    binding upon Lessor and Lessee as the
    Fair Market Value of the Leased
    Property.

        18.2.3 SPECIFIC ENFORCEMENT AND
    COSTS.  This provision for
    determination by appraisal shall be
    specifically enforceable to the
    extent such remedy is available under
    applicable law, and any determination
    hereunder shall be final and binding
    upon the parties except as otherwise
    provided by applicable law.  Lessor
    and Lessee shall each pay the fees
    and expenses of the appraiser
    appointed by it and each shall pay
    one-half of the fees and expenses of
    the third appraiser and one-half of
    all other cost and expenses incurred
    in connection with each appraisal.




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         18.3   LESSEE'S OPTION TO
PURCHASE.

        18.3.1 CONDITIONS TO OPTION.  On
    the conditions (which conditions
    Lessor may waive, at its sole option,
    by notice to Lessee at any time) that
    (a) at the time of exercise of the
    Purchase Option and on the applicable
    Purchase Option Date, there then
    exists no Lease Default, nor any
    state of facts or circumstance which
    constitutes, or with the passage of
    time and/or the giving of notice,
    would constitute a Lease Default and
    (b) Lessee strictly complies with the
    provisions of this Section 18.3, then
    Lessee shall have the option to
    purchase the Leased Property, at the
    price and upon the terms hereinafter
    set forth (the "Purchase Option").

        18.3.2 EXERCISE OF OPTION;
    DEPOSIT.  Such Purchase Option shall
    permit Lessee to purchase the Leased
    Property (a) on the last day of the
    Initial Term or (b) on the last day
    of any Extended Term effectively
    exercised by Lessee (each of such
    dates are referred to herein as a
    "Purchase Option Date") and shall be
    exercised by notice given by Lessee
    to Lessor (the "Lessee's Purchase
    Option Notice") at least one hundred
    eighty (180) days (but not more than
    three hundred sixty (360) days) prior
    to the relevant Purchase Option Date.
    Notwithstanding anything to the
    contrary set forth in this Lease,
    Lessee's right to purchase the Leased
    Property is subject to the further
    conditions that (i) concurrently with
    the exercise of the option set forth
    under this Section 18.3, the Lessee
    shall have exercised its right to
    purchase the premises demised under
    each of the Related Leases in
    accordance with the provisions of
    Section 18.3 of each of the Related
    Leases, (ii) the conveyance of the
    Leased Property pursuant to the
    provisions of this Section 18.3 shall
    occur simultaneously with the
    conveyance of the premises demised
    under each of the Related Leases
    pursuant to Section 18.3 of each of
    the Related Leases and (iii) all
    conditions contained in the Agreement
    Regarding Related Transactions
    pertaining to the Purchase Option are
    satisfied.  Lessee shall have no
    right to rescind Lessee's Purchase
    Option Notice once given unless (a) a
    notice of such rescission is given
    (i) within ten (10) days following
    receipt of the final determination of
    the Fair Market Value of the Leased
    Property or (ii) within thirty (30)
    days following an event of Casualty
    or Condemnation as to which Lessee
    has waived any right of termination
    set forth in Section 13.2.2 hereof
    and (b) simultaneously with such
    notice of rescission, Lessee, by
    notice given pursuant to Section 1.3
    hereof extends the Term.

        18.3.3 CONVEYANCE.  If the
    Purchase Option is exercised by
    Lessee in accordance with the terms
    hereof, the Leased Property shall be
    conveyed by a good and sufficient
    deed with covenants only against acts
    of Lessor (the "Deed") running to


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

              Lessee or to such grantee as
    Lessee may designate by notice to
    Lessor at least seven (7) days before
    the Time of Closing.

        18.3.4 CALCULATION OF PURCHASE
    PRICE.  The price to be paid by
    Lessee for the acquisition of the
    Leased Property pursuant to this
    Purchase Option (the "Purchase
    Price") shall be equal to the greater
    of (a) the Meditrust Investment or
    (b) an amount equal to the then Fair
    Market Value of the Leased Property
    minus the Fair Market Added Value,
    subject to the terms of the Agreement
    Regarding Related Transactions.

        18.3.5 PAYMENT OF PURCHASE PRICE.
    The Purchase Price shall be paid by
    Lessee at the Time of Closing by
    certified, cashier's, treasurer's or
    bank check(s) or wire transfer
    pursuant to instructions received
    from Lessor in accordance with the
    terms of the Agreement Regarding
    Related Transactions as reduced by
    the principal balance of any Fee
    Mortgage which Lessee has elected to,
    and has the right to, assume in
    accordance with the terms hereof.

        18.3.6 PLACE AND TIME OF CLOSING.
    If this Purchase Option is exercised,
    the closing shall occur and the Deed
    shall be delivered (the "Closing") at
    the office of Lessor at 12:00 o'clock
    noon (E.S.T.) on the applicable
    Purchase Option Date (such time, as
    the same may be extended by mutual
    written agreement of Lessor and
    Lessee, being hereinafter referred to
    as the "Time of Closing") in
    accordance with the terms of the
    Agreement Regarding Related
    Transactions.  It is agreed that time
    is of the essence of this Purchase
    Option.

        18.3.7 CONDITION OF LEASED
    PROPERTY.  The Leased Property is to
    be purchased "AS IS" and "WHERE IS"
    as of the Time of Closing.

        18.3.8 QUALITY OF TITLE.  If
    Lessor shall be unable to give title
    or to make conveyance, as stipulated
    in this Section 18.3, then, at
    Lessor's option, Lessor shall use
    reasonable efforts to remove all
    defects in title and the applicable
    Purchase Option Date and Time of
    Closing shall be extended for period
    of thirty (30) days other than with
    respect to any Encumbrances which
    Lessor has caused to exist.  Lessor
    shall not be required to expend more
    than FIFTY THOUSAND DOLLARS ($50,000)
    (inclusive of attorney's fees) in
    order to have used "reasonable
    efforts."







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

        18.3.9 LESSOR'S INABILITY TO
    PERFORM.  If at the expiration of the
    extended time Lessor shall have
    failed so to remove any such defects
    in title, then all other obligations
    of all parties hereto under Section
    18.3 shall cease and Section 18.3
    shall be void and without recourse to
    the parties hereto.  Notwithstanding
    the foregoing, Lessee shall have the
    election, at either the original or
    extended Purchase Option Date and
    Time of Closing, to accept such title
    as Lessor can deliver to the Leased
    Property in its then condition and to
    pay therefor the Purchase Price
    without reduction, in which case
    Lessor shall convey such title;
    provided, that, in the event of such
    conveyance, if any portion of the
    Leased Property shall have been taken
    by Condemnation prior to the
    applicable Purchase Option Date and
    Time of Closing, Lessor shall pay
    over or assign to Lessee at the Time
    of Closing, all Awards recovered on
    account of such Taking, less any
    amounts reasonably expended by Lessor
    in obtaining such Award and less any
    amounts expended for restoration
    pursuant to the provisions of Article
    14 hereof, or, to the extent such
    Awards have not been recovered as of
    the applicable Purchase Option Date
    and Time of Closing, Lessor shall
    assign to Lessee all its rights with
    respect to any claim therefor and
    further  provided, that, in the event
    of such conveyance, if any portion of
    the Leased Property shall have
    suffered a Casualty prior to the
    applicable Purchase Option Date and
    Time of Closing, Lessor shall pay
    over or assign to Lessee at the Time
    of Closing, all insurance proceeds
    recovered on account of such
    Casualty, less any amounts reasonably
    expended by Lessor in obtaining such
    proceeds and less any amounts
    expended for restoration pursuant to
    the provisions of Article 13 hereof,
    or, to the extent such proceeds have
    not been recovered as of the
    applicable Purchase Option Date and
    Time of Closing, Lessor shall assign
    to Lessee all its rights with respect
    to any claim therefor.

        18.3.10    MERGER BY DEED.  The
    acceptance of the Deed by Lessee or
    the grantee designated by Lessee, as
    the case may be, shall be deemed to
    be a full performance and discharge
    of every agreement and obligation to
    be performed by Lessor contained or
    expressed in this Lease.

        18.3.11    USE OF PURCHASE PRICE
    TO CLEAR TITLE.  To enable Lessor to
    make conveyance as provided in this
    Section, Lessor may, at the Time of
    Closing, use the Purchase Price or
    any portion thereof to clear the
    title of any Lien, provided that all
    instruments so procured are recorded
    contemporaneously with the Closing or
    reasonable arrangements are made for
    a recording subsequent to the Time of
    Closing in accordance with customary
    conveyancing practices.





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

        18.3.12    LESSEE'S DEFAULT.  If
    Lessee delivers Lessee's Purchase
    Option Notice and fails to consummate
    the purchase of the Leased Property
    in accordance with the terms hereof
    for any reason other than Lessor's
    willful and unexcused refusal to
    deliver the Deed or exercise of the
    right of rescission in Section 18.3.2
    hereof, (a) Lessee shall thereafter
    have no further right to purchase the
    Leased Property pursuant to this
    Section, although this Lease shall
    otherwise continue in full force and
    effect and (b) Lessor shall have the
    right to sue for specific performance
    of Lessee's obligations to purchase
    the Leased Property provided such
    suit for specific performance is
    commenced within one (1) year after
    the applicable Purchase Option Date
    on which such sale was supposed to
    occur.


ARTICLE 19

SUBLETTING AND ASSIGNMENT

    19.1 SUBLETTING AND ASSIGNMENT.
Lessee may not, without the prior written consent of Lessor, which consent may be withheld in Lessor's sole and absolute discretion, assign or pledge all or any portion of its interest in this Lease or any of the other Lease Documents (whether by operation of law or otherwise) or sublet all or any part of the Leased
Property.  For purposes of this
Section 19.1, the term "assign" shall be deemed to include, but not be limited to, any one or more sales, pledges, hypothecations or other transfers
(including, without limitation, any
transfer by operation of law) of any of
the capital stock of or partnership
interest in Lessee or sales, pledges,
hypothecations or other transfers
(including, without limitation, any
transfer by operation of law) of the
capital or the assets of Lessee. Any such assignment, pledge, sale, hypothecation or other transfer made without Lessor's consent shall be void and of no force and effect. Notwithstanding the foregoing,
Lessors consent shall not be unreasonably withheld with respect to an assignment or pledge of an interest of Lessee in this Lease or a sublet of all or a part of the Leased Property to a Meditrust/Emeritus
Transaction Affiliate.

    19.2 ATTORNMENT.  Lessee shall insert
in each Sublease approved by Lessor,
provisions to the effect that (a) such
Sublease is subject and subordinate to all of the terms and provisions of this Lease and to the rights of Lessor hereunder, (b) in the event this Lease shall terminate before the expiration of such Sublease, the Sublessee thereunder will, at Lessor's option, attorn to Lessor and waive any right the Sublessee may have to terminate the Sublease or to surrender possession thereunder, as a result of the termination of this Lease and (c) in the event the Sublessee receives a written notice from Lessor stating that Lessee is in default under this Lease, the Sublessee shall thereafter be obligated to pay all rentals




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

accruing under said Sublease directly to Lessor or as Lessor may direct. All rentals received from the Sublessee by Lessor shall be credited against the amounts owing by Lessee under this Lease.


ARTICLE 20

TITLE TRANSFERS AND LIENS GRANTED BY
LESSOR

    20.1 NO MERGER OF TITLE.  Except as
otherwise provided in Section 18.3.10,
there shall be no merger of this Lease or of the leasehold estate created hereby with the fee estate in the Leased Property by reason of the fact that the same Person may acquire, own or hold, directly or indirectly (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate and
(b) the fee estate in the Leased Property.

    20.2 TRANSFERS BY LESSOR.  If the
original Lessor named herein or any
successor in interest shall convey the
Leased Property in accordance with the
terms hereof, other than as security for a debt, and the grantee or transferee of the Leased Property shall expressly assume all obligations of Lessor hereunder arising or accruing from and after the date of such conveyance or transfer, the original
Lessor named herein or the applicable
successor in interest so conveying the
Leased Property shall thereupon be
released from all future liabilities and obligations of Lessor under this Lease arising or accruing from and after the date of such conveyance or other transfer as to the Leased Property and all such future liabilities and obligations shall thereupon be binding upon the new owner.

    20.3 LESSOR MAY GRANT LIENS.  Without
the consent of Lessee, but subject to the terms and conditions set forth below in this Section 20.3, Lessor may, from time to time, directly or indirectly, create or otherwise cause to exist any lien, encumbrance or title retention agreement upon the Leased Property or any interest therein ("Encumbrance"), whether to secure any borrowing or other means of financing or refinancing, provided that Lessee shall have no obligation to make payments under such Encumbrances. Lessee shall subordinate this Lease to the lien of any such Encumbrance, on the condition that the beneficiary or holder of such Encumbrance executes a non-disturbance agreement in conformity with the provisions of Section 20.4. To the extent that any such Encumbrance consists of a mortgage or deed of trust on Lessor's interest in the Leased Property the same shall be referred to herein as a "Fee
Mortgage" and the holder thereof shall be referred to herein as a "Fee Mortgagee".








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    20.4 SUBORDINATION AND NON-
DISTURBANCE.  Concurrently with the
execution and delivery of any Fee Mortgage entered into after the date hereof, provided that the Lessee executes and delivers an agreement of the type described in the following paragraph,
Lessor shall obtain and deliver to Lessee an agreement by the holder of such Fee
Mortgage, pursuant to which, (a) the
applicable Fee Mortgagee consents to this Lease and (b) agrees that, notwithstanding the terms of the applicable Fee Mortgage held by such Fee Mortgagee, or any default, expiration, termination, foreclosure, sale, entry or other act or omission under or pursuant to such Fee
Mortgage or a transfer in lieu of
foreclosure, (i) Lessee shall not be
disturbed in peaceful enjoyment of the
Leased Property nor shall this Lease be
terminated or cancelled at any time,
except in the event that Lessor shall have the right to terminate this Lease under the terms and provisions expressly set forth herein, (ii) Lessee's option to purchase the Leased Property shall remain in force and effect pursuant to the terms hereof and (iii) in the event that Lessee elects its option to purchase the Leased
Property and performs all of its
obligations hereunder in connection with any such election, the holder of the Fee
Mortgage shall release its Fee Mortgage
upon payment by Lessee of the purchase
price required hereunder, provided, that
(1) such purchase price is paid to the
holder of the Fee Mortgage, in the event that the Indebtedness secured by the applicable Fee Mortgage is equal to or greater than the purchase price or (2) in the event that the purchase price is greater than the Indebtedness secured by the Fee Mortgage, a portion of the purchase price equal to the Indebtedness secured by the Fee Mortgage is paid to the Fee Mortgagee and the remainder of the purchase price is paid to Lessor.

    At the request from time to time by
any Fee Mortgagee, Lessee shall (a)
subordinate this Lease and all of Lessee's rights and estate hereunder to the Fee
Mortgage held by such Fee Mortgagee and
(b) agree that Lessee will attorn to and recognize such Fee Mortgagee or the purchaser at any foreclosure sale or any sale under a power of sale contained in any such Fee Mortgage as Lessor under this Lease for the balance of the Term then remaining. To effect the intent and purpose of the immediately preceding sentence, Lessee agrees to execute and deliver such instruments in recordable from as are reasonably requested by Lessor or the applicable Fee Mortgagee; provided, however, that such Fee Mortgagee simultaneously executes, delivers and records a written agreement of the type described in the preceding paragraph.

ARTICLE 21

LESSOR OBLIGATIONS

    21.1 QUIET ENJOYMENT.  As long as
Lessee shall pay all Rent and all other
sums due under any of the Lease Documents as the same become due and shall fully comply with all of the terms of this Lease and the other Lease Documents and fully perform its obligations thereunder, Lessee shall peaceably and quietly have, hold and enjoy the Leased Property throughout the Term, free of any claim or other action by Lessor or anyone claiming by, through or under Lessor, but subject to all the Permitted Encumbrances and such Liens as may hereafter be consented to by Lessee.
No failure by Lessor to comply with the
foregoing covenant shall give Lessee any right to cancel or terminate this Lease, or to fail to perform any other sum payable under this Lease, or to fail to perform any other obligation of Lessee hereunder. Notwithstanding the foregoing,
Lessee shall have the right by separate
and independent action to pursue any claim it may have against Lessor as a result of a breach by Lessor of the covenant of quiet enjoyment contained in this Article
21.

    21.2 MEMORANDUM OF LEASE.  Lessor and
Lessee shall, promptly upon the request of either, enter into a short form memorandum of this Lease, in form suitable for recording under the laws of the State, in which reference to this Lease and all options contained herein shall be made.
Lessee shall pay all recording costs and taxes associated therewith.

    21.3 DEFAULT BY LESSOR.  Lessor shall
be in default of its obligations under
this Lease only if Lessor shall fail to
observe or perform any term, covenant or condition of this Lease on its part to be performed and such failure shall continue for a period of thirty (30) days after notice thereof from Lessee (or such shorter time as may be necessary in order to protect the health or welfare of any residents of the Facility or to ensure the continuing compliance of the Facility with applicable Legal Requirements), unless such failure cannot with due diligence be cured within a period of thirty (30) days, in which case such failure shall not be deemed to continue if Lessor, within said thirty (30) day period, proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof within one hundred twenty (120) days after notice thereof.

ARTICLE 22

NOTICES

    Any notice, request, demand, statement
or consent made hereunder or under any of the other Lease Documents shall be in writing and shall be deemed duly given if personally delivered, sent by certified mail, return receipt requested, or sent by a nationally recognized commercial overnight delivery service with provision for a receipt, postage or delivery charges prepaid, and shall be deemed given when so personally delivered, three (3) business days following the date postmarked or the next business day when placed in the possession of such mail delivery service and addressed as follows:

If to Lessee:            c/o Emeritus
Corporation
                           3131 Elliott
Avenue, Suite 500
                    Seattle, WA  98121-
2162
                                                       Attention:
                                      Daniel R. Baty, Chief

Exec
                                      utiv
                                      e
                                      Offi
                                      cer

With a copy to:          The Nathanson
Group
                    1411 Fourth Avenue,
Suite 905
                    Seattle, WA  98101
                    Attn:  Randi S.
Nathanson, Esquire

If to the Guarantor:
Emeritus Corporation
                    Market Place One
                    3131 Elliott Avenue,
Suite 500
                    Seattle, WA  98121-
2162
                                                       Attention:
                                      Daniel R. Baty, Chief

Exec
                                      utiv
                                      e
                                      Offi
                                      cer

With a copy to:          The Nathanson
Group
                    1411 Fourth Avenue,
Suite 905
                    Seattle, WA  98101
                    Attn:  Randi S.
Nathanson, Esquire


If to Lessor:            Meditrust
Acquisition Corporation I
                    197 First Avenue
                    Needham Heights,
Massachusetts

02194
                    Attn:  President

With copies to:          Meditrust
Acquisition Corporation I
                    197 First Avenue
                    Needham Heights,
Massachusetts
02194
                    Attn:  General Counsel
                         and
                         Mintz, Levin,
                         Cohn, Ferris,
                         Glovsky

and Popeo, P.C.
                    One Financial Center
                    Boston, MA  02111
                    Attn:  Joshua Davis,
Esquire


or such other address as Lessor, Lessee or the Guarantor shall hereinafter from time to time designate by a written notice to the others given in such manner. Any notice given to Lessee or the Guarantor by Lessor at any time shall not imply that such notice or any further or similar notice was or is required.


ARTICLE 23

LIMITATION OF MEDITRUST LIABILITY

    The Declaration of Trust establishing
the sole shareholder of Lessor, Meditrust, a Massachusetts business trust
("Meditrust"), dated August 6, 1985 (the
"Declaration"), as amended, a copy of
which is duly filed in the office of the Secretary of State of the Commonwealth of Massachusetts, provides that the name
"Meditrust" refers to the trustees under the Declaration collectively as trustees, but not individually or personally; and that no trustee, officer, shareholder, employee or agent of Meditrust or any of its Subsidiaries shall be held to any personal liability, jointly, or severally, for any obligation of, or claim against Meditrust or any of its Subsidiaries. All
Persons dealing with Meditrust or Lessor, in any way, shall look only to the assets of Meditrust or Lessor, as applicable, for the payment of any sum or the performance of any obligation. Furthermore, in no event shall Meditrust or Lessor ever be liable to Lessee or any other Person for any indirect or consequential damages incurred by Lessee or such other Person resulting from any cause whatsoever.
Notwithstanding the foregoing, Lessee
hereby acknowledges and agrees that
Meditrust is not a party to this Lease and that Lessee shall look only to the assets of Lessor for the payment of any sum or performance of any obligation due by or from Lessor pursuant to the terms and provisions of the Lease Documents.

ARTICLE 24

MISCELLANEOUS PROVISIONS

    24.1 BROKER'S FEE INDEMNIFICATION.
Lessee and Lessor each shall and hereby
agrees to indemnify, defend (with counsel acceptable to the other) and hold the other harmless from and against any and all claims for premiums or other charges, finder's fees, taxes, brokerage fees or commissions and other similar compensation due to a broker or finder allegedly employed or retained by it in connection with any of the transactions contemplated by the Lease Documents. Notwithstanding the foregoing, the indemnified party shall have the option of conducting its own defense against any such claims with counsel of such party's choice, but at the expense of the indemnifying party, as aforesaid. This indemnification shall include all reasonable attorneys' fees and expenses and court costs reasonably incurred by the indemnified party in connection with the defense against any such claims and the enforcement of this indemnification agreement and shall survive the termination of this Lease.

    24.2 NO JOINT VENTURE OR PARTNERSHIP.
Neither anything contained in any of the Lease Documents, nor the acts of the parties hereto, shall create, or be construed to create, a partnership or joint venture between Lessor and Lessee.
Lessee is not the agent or representative of Lessor and nothing contained herein or in any of the other Lease Documents shall make, or be construed to make, Lessor liable to any Person for goods delivered to Lessee, services performed with respect to the Leased Property at the direction of Lessee or for debts or claims accruing against Lessee.

    24.3 AMENDMENTS, WAIVERS AND
MODIFICATIONS.  None of the terms,
covenants, conditions, warranties or
representations contained in this Lease or in any of the other Lease Documents may be renewed, replaced, amended, modified, extended, substituted, revised, waived, consolidated or terminated except by an agreement in writing signed by all parties to this Lease or the other Lease
Documents, as the case may be, in the case of any renewal, replacement, amendment, modification, extension, substitution, revisions, consolidation or termination and by the Person against whom enforcement is sought in the case of a waiver or except as otherwise expressly provided for herein or in any other Lease Document.
The provisions of this Lease and the other
Lease Documents shall extend and be
applicable to all renewals, replacements, amendments, extensions, substitutions, revisions, consolidations and modifications of any of the Lease
Documents, the Management Agreements, the
Related Party Agreements, the Permits
and/or the Contracts. References herein and in the other Lease Documents to any of the Lease Documents, the Management
Agreements, the Related Party Agreements, the Permits and/or the Contracts shall be deemed to include any renewals, replacements, amendments, extensions, substitutions, revisions, consolidations or modifications thereof.

    Notwithstanding the foregoing, any
reference contained in any of the Lease
Documents, whether express or implied, to any renewal, replacement, amendment, extension, substitution, revisions, consolidation or modification of any of the Lease Documents or any Management
Agreement, Related Party Agreement, Permit and/or the Contract is not intended to constitute an agreement or consent by Lessor to any such renewal, replacement, amendment, substitution, revision, consolidation or modification; but, rather as a reference only to those instances where Lessor may give, agree or consent to any such renewal, replacement, amendment, extension, substitution, revision, consolidation or modification as the same may be required pursuant to the terms, covenants and conditions of any of the Lease Documents.

    24.4 CAPTIONS AND HEADINGS.  The
captions and headings set forth in this
Lease and each of the other Lease
Documents are included for convenience and reference only, and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of, or the scope or intent of, this Lease, any of the other Lease Documents or any parts hereof or thereof.

    24.5 TIME IS OF THE ESSENCE.  Time is
of essence of each and every term,
condition, covenant and warranty set forth herein and in the other Lease Documents.

    24.6 COUNTERPARTS.  This Lease and the
other Lease Documents may be executed in one or more counterparts, each of which taken together shall constitute an original and all of which shall constitute one in the same instrument.

    24.7 ENTIRE AGREEMENT.  This Lease and
the other Lease Documents set forth the
entire agreement of the parties with
respect to the subject matter and shall
supersede in all respect the letter of
intent, dated January 31, 1996 (and all
prior iterations thereof), from Meditrust to Lessee.

    24.8 WAIVER OF JURY TRIAL.  TO THE
MAXIMUM EXTENT PERMITTED BY APPLICABLE
LAW, LESSOR AND LESSEE HEREBY MUTUALLY,
KNOWINGLY, VOLUNTARILY AND INTENTIONALLY
WAIVE ANY RIGHT WHICH ANY PARTY HERETO MAY
NOW OR HEREAFTER HAVE TO A TRIAL BY JURY
IN RESPECT OF ANY SUIT, ACTION OR
PROCEEDING ARISING OUT OF OR RELATING TO
THE LEASE OR ANY OF THE LEASE DOCUMENTS.
Lessee hereby certifies that neither
Lessor nor any of Lessor's
representatives, agents or counsel has
represented expressly or otherwise that
Lessor would not, in the event of any such suit, action or proceeding seek to enforce this waiver to the right of trial by jury and acknowledges that Lessor has been induced by this waiver (among other things) to enter into the transactions evidenced by this Lease and the other

Lease Documents and further acknowledges that Lessee (a) has read the provisions of this Lease, and in particular, the paragraph containing this waiver, (b) has consulted legal counsel, (c) understands the rights that it is granting in this Lease and the rights that it waiving in this paragraph in particular and (d) makes the waivers set forth herein knowingly, voluntarily and intentionally.

    24.9 SUCCESSORS AND ASSIGNS.  This
Lease and the other Lease Documents shall be binding upon and inure to the benefit of (a) Lessee and Lessee's legal representatives and permitted successors and assigns and (b) Lessor and any other
Person who may now or hereafter hold the interest of Lessor under this Lease and their respective successors and assigns.

    24.10       NO THIRD PARTY
BENEFICIARIES.  This Lease and the other
Lease Documents are solely for the benefit of Lessor, its successors, assigns and participants (if any), the Meditrust
Entities, Lessee, the Guarantor, the other members of the Leasing Group and their respective permitted successors and assigns, and, except as otherwise expressly set forth in any of the Lease
Documents, nothing contained therein shall confer upon any Person other than such parties any right to insist upon or to enforce the performance or observance of any of the obligations contained therein.
All conditions to the obligations of
Lessor to advance or make available
proceeds of insurance or Awards, or to
release any deposits held for Impositions or insurance premiums are imposed solely and exclusively for the benefit of Lessor, its successors and assigns. No other
Person shall have standing to require
satisfaction of such conditions in
accordance with their terms, and no other
Person shall, under any circumstances, be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lessor at any time, if, in Lessor's sole and absolute discretion,
Lessor deems it advisable or desirable to do so.

    24.11       GOVERNING LAW.  This Lease
shall be construed and the rights and
obligations of Lessor and Lessee shall be determined in accordance with the laws of the State.

    Lessee hereby consents to personal
jurisdiction in the courts of the State
and the United States District Court for the District in which the Leased Property is situated as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of or with respect to any of the Lease Documents, the negotiation and/or consummation of the transactions evidenced by the Lease
Documents, the Lessor's relationship of
any member of the Leasing Group in
connection with the transactions evidenced by the Lease Documents and/or the performance of any obligation or the exercise of any remedy under any of the Lease Documents and expressly waives any and all objections Lessee may have as to venue in any of such courts.

    24.12       GENERAL.  Anything
contained in this Lease to the contrary
notwithstanding, all claims against, and liabilities of, Lessee or Lessor arising prior to any date of termination of this Lease or any of the other Lease Documents shall survive such termination.

    If any provision of this Lease or any
of the other Lease Documents or any
application thereof shall be invalid or
unenforceable, the remainder of this Lease or the other applicable Lease Document, as the case may be, and any other application of such term or provision shall not be affected thereby. Notwithstanding the foregoing, it is the intention of the parties hereto that if any provision of any of this Lease is capable of two (2) constructions, one of which would render the provision void and the other of which would render the provision valid, then such provision shall be construed in accordance with the construction which renders such provision valid.

    If any late charges provided for in
any provision of this Lease or any of the other Lease Documents are based upon a rate in excess of the maximum rate permitted by applicable law, the parties agree that such charges shall be fixed at the maximum permissible rate.

    Lessee waives all presentments,
demands for performance, notices of
nonperformance, protests, notices of
protest, notices of dishonor, and notices of acceptance and waives all notices of the existence, creation, or incurring of new or additional obligations, except as to all of the foregoing as expressly provided for herein.

ARTICLE 25

SUBSTITUTION OF PROPERTY

    25.1 SUBSTITUTION OF PROPERTY FOR THE
LEASED PROPERTY. Provided that no Event of
Default has occurred under this Lease
(excluding any Event of Default which has been waived, in writing, by the Lessor), nor any event which, with the giving of notice or the passage of time or both, would constitute such an Event of Default, Lessee shall have the right from time to time (referred to herein as the "Substitution Right"), exercisable upon not less than ninety (90) days' prior written notice to Lessor (referred to herein as a "Substitution Notice") to substitute, on a date specified in such Substitution Notice (such date, as the same may be extended by express written agreement of lessor, shall be referred to herein as a "Substitution Date"), the Leased Property with a Comparable
Facility.  As used herein, the term
"Comparable Facility" shall be defined as a health care facility or facilities which Lessor determines (a) has an appraised
Fair Market Value greater than or equal to the greater of (i) the appraised Fair
Market Value of the Leased Property as of the Completion Date or (ii) the appraised
Fair Market Value of the Leased Property at the time that the applicable
Substitution Notice is furnished to Lessor
(based on appraisal criteria then in
effect), (b) has a Facility Debt Coverage
Ratio greater than or equal to the greater of (i) the Facility Debt Coverage Ratio of the Leased Property as of the Commencement
Date, (ii) the Facility Debt Coverage
Ratio of the Leased Property at the time that the applicable Substitution Notice is furnished to Lessor, (c) provides a mix of services similar to the Leased Property and (d) is otherwise reasonably acceptable, in all respects, to Lessor
(based on Lessor's usual and customary
property evaluation criteria then in
effect). Lessee may not exercise its
Substitution Right more than once in any calendar year.

    25.2 CONDITIONS TO SUBSTITUTION.
Without limiting the foregoing, as
conditions precedent to the consummation of any proposed substitution:

    (a)  as of the applicable Substitution
Date, no Event of Default shall have
occurred under the Lease (excluding any
Event of Default which has been waived, in writing, by Lessor), nor any event which with the giving of notice or the passage of time or both would constitute such an Event of Default;

    (b)  Lessor shall have received
engineering and inspection reports
relating to the assisted living facility identified by Lessee in the applicable
Substitution Notice (referred to herein as a "Proposed Facility"), reasonably satisfactory in all respects to Lessor;

    (c)  Lessee shall have delivered to
Lessor (i) an MAI appraisal of the
Proposed Facility (prepared by an
appraiser selected by Lessee and approved by Lessor), in form and substance reasonably satisfactory to Lessor and (ii) an instrument survey of the premises upon which the Proposed Facility is located acceptable to Lessor and the title insurance company providing insurance with respect to the Proposed Facility;

    (d)  Lessor shall be satisfied as to
compliance of Lessee, the Proposed
Facility, the owner of the Proposed
Facility (to the extent such owner is not Lessee as provided in subsection (l) below) and/or the proposed substitution, as the case may be, with (i) all applicable land use, zoning, subdivision and environmental laws and regulations,
(ii) all applicable assisted living
licensure laws and regulations and (iii) such other matters as Lessor reasonably deems relevant (including, without limitation, whether the conveyance of the property to Lessor in connection with the proposed substitution may be avoided under the Bankruptcy Code);

    (e)  Lessee shall have delivered to
Lessor a valid and binding owner's or
lessee's (as applicable) title insurance commitment issued by a title insurer reasonably acceptable to Lessor (the
"Title Company"), in an amount equal to
the Fair Market Value of the Proposed
Facility, with such endorsements and
affirmative coverages, and in such form, as Lessor may reasonably require insuring
Lessor's fee title or leasehold title to the Proposed Facility, subject to no Liens except those approved or assumed by Lessor and arrangements satisfactory to Lessor shall have been made for the issuance of a title insurance policy on the Substitution
Date in accordance with such title
insurance commitment;

    (f)  Lessee shall have delivered an
environmental site assessment report
relating to the Proposed Facility, in form and substance reasonably acceptable to
Lessor and prepared by an environmental
consultant reasonably acceptable to
Lessor;

    (g)  Lessor shall have obtained, at
Lessee's cost, an opinion of Lessor's
counsel, in form and substance acceptable to Lessor, confirming that (i) the substitution of the Proposed Facility for the Leased Property will qualify as an exchange solely of property of a like-kind under Section 1031 of the Code, in which, generally, except for "boot" such as cash needed to equalize exchange values or discharge indebtedness, no gain or loss is recognized to Lessor, (ii) the substitution or sale will not result in ordinary recapture income to Lessor pursuant to Code Section 1250(d)(4) or any other Code provision, (iii) the substitution or sale will result in income, if any, to Lessor of a type described in Code Section 856(c)(2) or (3) and will not result in income of the types described in Code Section 856(c)(4) or result in the tax imposed under Code
Section 857(b)(6) and (iv) the
substitution or sale, together with all
other substitutions and sales made or
requested by Lessee or any Affiliate of
Lessee or of any Guarantor pursuant to any other leases with Lessor (or any of its Affiliates) or any other transfers of the Leased Property or the properties leased under other such leases, during the relevant time period, will not jeopardize the qualification of Lessor as a real estate investment trust under Code
Sections 856-860;

    (h)  Lessor shall have received
opinions of Lessee's counsel as to (i) the compliance of the Proposed Facility with land use, zoning, subdivision and environmental laws and regulations, (ii) the compliance of Lessee, the owner of the Proposed Facility (to the extent such owner is not Lessee as provided in subsection (l) below), the proposed substitution and the Proposed Facility with applicable assisted living laws and regulations, (iii) the due authorization, execution and enforceability of the
Substitution Documents and (iv) such other matters as are reasonably requested; in form and substance reasonably acceptable to Lessor;

    (i)  Lessee and each Guarantor shall
have executed and delivered, or caused to be executed and delivered, such documents as are reasonably required by Lessor to effectuate the substitution (collectively, the "Substitution Documents"), including, without limitation, (i) a deed with full warranties or assignment of a leasehold estate with full warranties (as applicable) conveying to Lessor title to the Proposed Facility free and clear of all Liens, except those approved or assumed by Lessor, (ii) a facility lease
(the "Substitution Lease") duly executed, acknowledged and delivered by Lessee, containing the same terms and conditions as are contained herein except that (1) the legal description of the land shall refer to the Proposed Facility, (2) the Minimum Repurchase Price of the Proposed
Facility shall be an amount equal to the Minimum Repurchase Price of the Leased
Property increased by any Cash Adjustment paid by Lessor, (3) the Rent under the Substitution Lease in all respects shall provide Lessor with a substantially equivalent yield at the time of the substitution (i.e., annual return on its equity in such Proposed Facility) to that received (and reasonably expected to be received thereafter) from the Leased
Property, taking into account the Cash
Adjustment, if any, paid by Lessor and any other relevant factors and (4) such other changes therein as may be necessary or appropriate under the circumstances shall be made; (iii) a collateral assignment of permits, licenses, approvals and contracts relating to the Proposed Facility, substantially in the form of the Permits
Assignment; (iv) UCC financing statements;
(v) a guaranty substantially in the form of the Guaranty of Lease Obligations shall be executed by Guarantor, (vi) an affiliated party subordination agreement, substantially in the form of the Affiliated Party Subordination Agreement, shall be executed by the Lessee, and such other Affiliates of the Lessee as are deemed necessary or appropriate by the Lessor and (vii) the Agreement Regarding
Related Transactions shall be amended to reflect the substitution of the Proposed
Facility.  The Substitution Documents
shall be based upon and contain the same terms and conditions as are set forth in Lessee Documents in effect prior to the substitution, except that such changes shall be made as may be necessary or reasonably appropriate under the circumstances to effectuate the substitution and secure the protection and priority of the property and security interests conveyed and/or granted to
Lessor;

    (j)  without limiting any other
provision contained herein, Lessee shall have delivered to Lessor such other information and materials relating to
Lessee, the owner of the Proposed Facility
(to the extent that such owner is not
Lessee as provided in subsection (l)
below) and the Proposed Facility as Lessor may reasonably request, including, without limitation, leases, receipted bills, management agreements and other Contracts,
Provider Agreements, cost reports,
Permits, evidence of legal and actual
access to the Proposed Facility, evidence of the availability and sufficiency of utilities servicing the Proposed Facility, historical and current operating statements, detailed budgets and financial statements and Lessor shall have found the same to be satisfactory in all respects;

    (k)  Lessee or an Affiliate of Lessee
shall be the licensed operator of the
Proposed Facility as of the date of the
consummation of the substitution;

    (l)  the Proposed Facility shall be
owned or leased by Lessee or an Affiliate of Lessee; provided, however that in the event that the Proposed Facility is owned by any such Affiliate, (i) said Affiliate shall execute and deliver to Lessor such Substitution Documents as may be reasonably required by Lessor and (ii)
Lessor shall be provided with such
evidence as it may require to determine
that the conveyance of the Proposed
Facility (or a leasehold interest therein) to Lessor does not constitute a fraudulent conveyance (under applicable federal or state law);

    (m)  Lessee shall have delivered to
Lessor an insurance certificate evidencing compliance with all of the insurance requirements set forth in the Substitution
Documents;

    (n)  Lessee shall have delivered to
Lessor an Officer's Certificate certifying as of the Substitution Date that (i) the Proposed Facility has been accepted by Lessee for all purposes of the Substitution Lease and there has been no material damage to the improvements located on the Proposed Facility, nor is any condemnation or eminent domain proceeding pending with respect thereto;
(ii) all Permits (including, but not
limited to, a permanent, unconditional
certificate of occupancy and all
certificates of need, licenses and
Provider Agreements) which are necessary to permit the use of the Proposed Facility in accordance with the provisions of the Substitution Lease have been obtained and are in full force and effect; (iii) under applicable zoning and use laws, ordinances, rules and regulations, the
Proposed Facility may be used for the
purposes contemplated by Substitution
Documents and all necessary subdivision
approvals have been obtained; (iv) to the best knowledge of Lessee, there exists no Event of Default under this Lease, and no defense, offset or claim exists with respect to any sums to be paid by Lessee hereunder, and (v) any exceptions to Lessor's title to the Proposed Facility do not materially interfere with the intended use of the Proposed Facility by Lessee;

    (o)  Lessor shall have determined that
the Proposed Facility constitutes a
Comparable Facility, and

    (p)  Lessor shall have received all
Rent due and payable hereunder through the Substitution Date.

    In the event that the equity value of
the Proposed Facility (i.e., the Fair
Market Value of the Proposed Facility
minus the Liens to which Lessor will take the Proposed Facility subject) as of the Substitution Date is greater than the equity value of the Leased Property (i.e., the Fair Market Value of the Leased
Property minus the Liens to which Lessee will take the Leased Property subject other than those Liens which Lessee is obligated to pay or discharge pursuant to the terms of this Lease) as of the Substitution Date, subject to the limitation set forth below, Lessor shall pay an amount equal to the difference to Lessee; provided, however, that Lessor shall not be obligated to consummate such substitution if Lessor would be required to make a payment to Lessee of an amount equal to or in excess of fifteen percent
(15%) of said Fair Market Value of the
Leased Property (the amount of cash paid by Lessor to Lessee being referred to herein as the "Cash Adjustment"). Without limiting the generality or effect of the preceding sentence, in the event that, on the Substitution Date, Lessor is obligated to pay a Cash Adjustment to Lessee and Lessor does not have sufficient funds available, or elects not to make such payment in cash, Lessor shall provide
Lessee with (and Lessee shall accept) a
purchase money note and mortgage for a
term not to exceed eighteen (18) months
from the Substitution Date and bearing
interest, payable monthly, at the rate
described in Section 10.2.

    25.3 CONVEYANCE TO LESSEE. If the
Lessor shall have determined that the
Proposed Facility constitutes a Comparable
Facility, on the Substitution Date, after the consummation of a substitution in accordance with the terms hereof, Lessor will convey the Leased Property to Lessee in accordance with the provisions of
Article 18 (except as to payment of any
expenses in connection therewith which
shall be governed by Section 22.4 below) and this Lease shall thereupon terminate as to the Leased Property. Upon completion of the purchase of the Leased Property, no Rent shall thereafter accrue with respect thereto.

    25.4 EXPENSES. Whether or not any
proposed substitution is consummated,
Lessee shall pay all of the out-of-pocket expenses and other costs incurred or expended by Lessor in connection with any proposed substitution (collectively referred to herein as "Substitution
Closing Costs"), including, without
limitation, reasonable attorneys' fees and expenses, engineering costs, consultants' fees, appraisal costs, audit and tax review costs, out-of-pocket travel expenses, inspection fees, title insurance premiums and other title fees, survey expenses, mortgage taxes, transfer, documentary stamp and other taxes, search charges of any nature, recording, registration and filing costs, broker's fees and commissions, if any, escrow fees, fees and expenses, if any, incurred in qualifying Lessor and maintaining its right to do business in the state where the Proposed Facility is located, the cost of obtaining, preparing and recording a release of the Leased
Property from the lien of any Fee Mortgage on the Facility (other than the amount necessary to payoff such Fee Mortgage) and any other costs expended or incurred by Lessor in connection with the preparation for and the documentation and/or the closing of the proposed substitution. The
Substitution Closing Costs shall be a
demand obligation of Lessee to Lessor and, if not paid within ten (10) days after demand, shall thereafter (to the extent permitted by applicable law) bear interest at the Overdue Rate until the date of payment.

    25.5  LIMITATION.  In the event that
Lessee exercises its right to construct
the Project pursuant to the Leasehold
Improvement Agreement, no Substitution
Right may be exercised earlier than the
fifth anniversary of the Completion Date.








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132
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    IN WITNESS WHEREOF, the parties have
caused this Lease to be executed and
attested by their respective officers
thereunto duly authorized.


WITNESS:                                          LESSEE:
                                      EMERITUS PROPERTIES I,

INC.
                                      , a
                                      Wash
                                      ingt
                                      on

corp
                                      orat
                                      ion



/s/ Melissa L. Day            By: /s/
Raymond R. Brandstom
-----------------------------      -------
-----------------
Name: Melissa L. Day
Name: Raymond R. Brandstom
                    Title:  President



WITNESS:                                          LESSOR:
                                      MEDITRUST

ACQU
                                      ISIT
                                      ION

CORP
                                      ORAT
                                      ION
                                      I, a

Mass
                                      achu
                                      sett
                                      s
                                      corp
                                      orat
                                      ion

/s/ Jane F. Luther                 By: /s/
Michael S. Benjamin
-------------------------
---------------------------------
Name: Jane F. Luther          Name:
Michael S. Benjamin, ESQ.
                    Title:   Senior Vice
President

























133